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THE DREYFUS/LAUREL TAX-FREE MUNICIPAL FUNDS

DREYFUS BASIC CALIFORNIA MUNICIPAL MONEY MAKET FUND

Ticker: DCLXX

DREYFUS BASIC MASSACHUSETTS MUNICIPAL MONEY MAKET FUND

Ticker: DMRXX

DREYFUS BASIC NEW YORK MUNICIPAL MONEY MAKET FUND

Ticker: DNIXX

STATEMENT OF ADDITIONAL INFORMATION

NOVEMBER 1, 2010

AS REVISED MAY 24, 2011

______________________________________________________________________________

            This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus dated November 1, 2010, of each fund listed below (each, a “Fund” and collectively, the “Funds”), as such Prospectus may be revised from time to time.  Each Fund is a separate, non-diversified portfolio of The Dreyfus/Laurel Tax-Free Municipal Funds (the “Trust”), an open-end management investment company, known as a mutual fund, that is registered with the Securities and Exchange Commission (“SEC”).

            Dreyfus BASIC California Municipal Money Market Fund (the “California Fund”)

Dreyfus BASIC Massachusetts Municipal Money Market Fund (the “Massachusetts Fund”)

            Dreyfus BASIC New York Municipal Money Market Fund (the “New York Fund”)

To obtain a copy of a Fund’s Prospectus, please call your financial adviser, write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visit www.dreyfus.com, or call one of the following numbers:

                                                Call Toll Free 1-800-645-6561

                                                In New York City -- Call 1-718-895-1206

                                                Outside the U.S. -- Call 516-794-5452

            The financial statements of each Fund for the fiscal year ended June 30, 2010, including notes to the financial statements and supplementary information and the Report of Independent Registered Public Accounting Firm, are included in each Fund’s Annual Report to shareholders.  A copy of each Fund’s Annual Report accompanies this Statement of Additional Information. The financial statements included in the Annual Reports, and the Report of Independent Registered Public Accounting Firm thereon contained therein, and related notes, are incorporated herein by reference.

TABLE OF CONTENTS

Page

Description of the Funds/Trust

Management of the Funds/Trust

Management Arrangements

How to Buy Shares

How to Redeem Shares

Shareholder Services

Determination of Net Asset Value

Dividends and Distributions

Taxation

Portfolio Transactions

Information about The Funds/Trust

Counsel and Independent Registered Public Accounting Firm

Appendix A

Appendix B

B-3

B-16 B-25 B-30 B-33 B-37 B-39 B-40 B-41 B-53 B-56 B-58 B-59 B-139

DESCRIPTION OF THE FUNDS/TRUST

            The Trust is an open-end management investment company organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated March 28, 1983, amended and restated December 9, 1992, and subsequently further amended.

As municipal money market funds, each Fund invests in debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax (“Municipal Obligations”).

            The Dreyfus Corporation (“Dreyfus”, the “Manager” or the “Investment Adviser”) serves as each Fund’s investment adviser.

            MBSC Securities Corporation (the “Distributor”) is the distributor of the Funds’ shares.

Investment Objectives and Policies. Each Fund seeks to provide a high level of current income exempt from Federal income tax and the personal income tax of the State after which it is named, to the extent consistent with the preservation of capital and the maintenance of liquidity. As a fundamental policy, each Fund normally invests at least 80% of the value of its net assets (plus any borrowings for investment purposes) in the Municipal Obligations of the State after which it is named, such State’s political subdivisions, authorities and corporations, and certain other specified securities, that provide income exempt from Federal and State (and in the case of the New York Fund, New York City) personal income taxes (collectively, “State Municipal Obligations” or when the context so requires, “California Municipal Obligations”, “Massachusetts Municipal Obligations” or “New York Municipal Obligations”).

Under normal market conditions, each Fund attempts to invest 100%, and will invest a minimum of 80%, of its net assets in State Municipal Obligations. When, in the opinion of Dreyfus, adverse market conditions exist for State Municipal Obligations, and a “defensive” investment posture is warranted, a Fund may temporarily invest more than 20% of its net assets in Municipal Obligations the interest from which is exempt from Federal but not State (and in the case of the New York Fund, New York City) personal income taxes for resident shareholders of that State, or in taxable obligations.  Periods when a defensive posture is warranted include those periods when a Fund’s monies available for investment exceed the State Municipal Obligations available for purchase to meet a Fund’s rating, maturity and other investment criteria.

Each Fund pursues its objective by investing in a varied portfolio of high quality, short-term State Municipal Obligations.

The State Municipal Obligations purchased by a Fund may include (1) municipal bonds; (2) municipal notes; (3) municipal commercial paper; and (4) municipal lease obligations. Each Fund will limit its portfolio investments to securities that, at the time of acquisition, (i) are rated in the two highest short-term rating categories by at least two nationally recognized statistical rating organizations (“NRSROs”) (or by one NRSRO if only one NRSRO has rated the security), (ii) if not rated, are obligations of an issuer whose comparable outstanding short-term debt obligations are so rated, or (iii) if not rated, are of comparable quality, as determined by Dreyfus under procedures established by the Trust’s Board of Trustees (the “Board” or “Trustees” or “Board of Trustees”). Because many issuers of State Municipal Obligations may choose not to have their obligations rated, it is possible that a large portion of a Fund’s portfolio may consist of unrated obligations. Unrated obligations are not necessarily of lower quality than rated obligations, but to the extent a Fund invests in unrated obligations, the Fund will be more reliant on Dreyfus’ judgment, analysis and experience than would be the case if the Fund invested only in rated obligations. Each Fund will limit its investments to securities that present minimal credit risk, as determined by Dreyfus under procedures established by the Board of Trustees.

Each Fund seeks to maintain a constant net asset value (“NAV”) of $1.00 per share, although there is no assurance it can do so on a continuing basis, using the amortized cost method of valuing its securities pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”), which Rule includes various maturity, quality, liquidity and diversification requirements. Each Fund invests only in securities that have remaining maturities of 397 days or less at the date of purchase. Each Fund is required to maintain a dollar-weighted average portfolio maturity of 60 days or less.  Each fund is required to maintain a dollar-weighted average portfolio life to maturity of 120 days or less. In calculating average portfolio life to maturity, each fund will determine the maturity of certain variable rate and long-term floating rater obligations (described below) with reference to the period remaining until the principal amount can be recovered through demand, as permitted in accordance with Rule 2a-7. The maturity of certain securities and other instruments, including loans of portfolio securities, repurchase agreements and investments in other money market funds, will be determined in accordance with the provisions of Rule 2a-7.

Each Fund is classified as a “non-diversified” investment company, as defined under the 1940 Act.  However, each Fund intends to conduct its operations so that it will qualify under the Internal Revenue Code of 1986, as amended (the “Code”), as a “regulated investment company”.  To continue to qualify, among other requirements, each Fund will be required to limit its investments so that, at the close of each quarter of the taxable year, with respect to at least 50% of its total assets, not more than 5% of such assets will be invested in the securities of a single issuer. In addition, not more than 25% of the value of a Fund’s total assets may be invested in the securities of a single issuer at the close of each quarter of the taxable year. The provisions of the Code place limits on the extent to which a Fund’s portfolio may be non-diversified.  Each Fund may invest more than 5% of its total assets in securities of one issuer only if the securities are in the highest short-term rating category, or are determined to be of comparable quality by Dreyfus.

The ability of a Fund to meet its investment objective is subject to the ability of municipal issuers to meet their payment obligations. In addition, a Fund’s portfolio will be affected by general changes in interest rates which may result in increases or decreases in the value of Fund holdings. Investors should recognize that, in periods of declining interest rates, a Fund’s yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, a Fund’s yield will tend to be somewhat lower. Also, when interest rates are falling, the influx of new money to a Fund will likely be invested in portfolio instruments producing lower yields than the balance of the Fund’s portfolio, thereby reducing the Fund’s current yield.

            Each Fund may invest without limit in State Municipal Obligations which are repayable out of revenue streams generated from economically related projects or facilities or whose issuers are located in their respective State. Sizable investments in these obligations could increase risk to the Fund should any of the related projects or facilities experience financial difficulties. Each Fund is authorized to borrow up to 10% of its total assets for temporary or emergency purposes and to pledge its assets to the same extent in connection with such borrowings.

Certain Portfolio Securities

            Description of Municipal Obligations.  “Municipal Obligations” and “State Municipal Obligations” include the following:

            Municipal Bonds.  Municipal Bonds, which generally have a maturity of more than one year when issued, have two principal classifications: General Obligation Bonds and Revenue Bonds. A Private Activity Bond is a particular kind of Revenue Bond. The classification of General Obligation Bonds, Revenue Bonds and Private Activity Bonds are discussed below.

1.         General Obligation Bonds. The proceeds of these obligations are used to finance a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. General Obligation Bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest.

2.         Revenue Bonds. Revenue Bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security for a Revenue Bond is generally the net revenues derived from a particular facility, group of facilities or, in some cases, the proceeds of a special excise or other specific revenue source. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest payments on the issuer’s obligations. Some authorities provide further security in the form of a State’s ability (without obligation) to make up deficiencies in the debt service reserve fund.

3.         Private Activity Bonds. Private Activity Bonds, which are considered Municipal Bonds if the interest paid thereon is exempt from Federal income tax, are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. As discussed below under “Dividends, Other Distributions and Taxes”, interest income on these bonds may be an item of tax preference subject to the Federal alternative minimum tax for individuals and corporations.

            Municipal Notes. Municipal Notes generally are used to provide for short-term capital needs and generally have maturities of thirteen months or less. Municipal Notes include:

1.         Tax Anticipation Notes. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use and business taxes, and are payable from these specific future taxes.

2.         Revenue Anticipation Notes. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as Federal revenues available under the Federal Revenue Sharing Programs.

3.         Bond Anticipation Notes. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

            Municipal Commercial Paper.  Issues of Municipal Commercial Paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

            Municipal Lease Obligations. Municipal leases may take the form of a lease or a certificate of participation in a purchase contract issued by state and local government authorities to obtain funds to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. A lease obligation does not constitute a general obligation of the municipality for which the municipality’s taxing power is pledged, although the lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make payments due under the lease obligation. Municipal leases have special risks not normally associated with Municipal Bonds. These obligations frequently contain “non-appropriation” clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. Although the obligations will be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove difficult. For purposes of the 5% limitation on the purchase of illiquid securities, a Fund will not consider the municipal lease obligations or certificates of participation in municipal lease obligations in which it invests as liquid, unless Dreyfus determines, based upon such factors as the frequency of trades and quotes for the obligation, the number of dealers willing to purchase or sell the security and the number of other potential buyers, the willingness of dealers to undertake to make a market in the security and the nature of marketplace trades, that the security is liquid for purposes of such limitation.

            Obligations of issuers of Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, State legislators, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Obligations may be materially affected.

Portfolio Securities. The average distribution of investments (at value) in Municipal Obligations by ratings for the fiscal year ended June 30, 2010, computed on a monthly basis, for each Fund was as follows:

Fitch Ratings (“Fitch”)	or	Moody’s Investors Service, Inc. (“Moody’s”)	or	Standard & Poor’s Ratings Services (“S&P”)	California Fund	Massachusetts Fund	New York Fund
F-1+, F-1		VMIG 1, MIG 1, P-1		SP-1+, SP-1, A1+, A1	99.0%	87.8%	85.9%

F-2

		VMIG 2, P-2		SP2, A2	-	-	-

AAA, AA, A

		Aaa, Aa, A		AAA, AA, A	1.0%	7.7%	3.3%
Not Rated		Not Rated		Not Rated	0.0%	4.5%[1]	10.8%[1]
					100%	100%	100%

(1)   Those securities which are not rated have been determined by Dreyfus to be of comparable quality to securities in the VMIG 1/MIG 1 rating category.

            The actual distribution of a Fund’s Municipal Obligations by ratings on any given date will vary.  In addition, the distribution of each Fund’s investments by rating as set forth above should not be considered as representative of the Fund’s future portfolio composition.

            Use of Ratings as Investment Criteria. The ratings of NRSROs such as S&P, Fitch and Moody’s represent the opinions of these agencies as to the quality of Municipal Obligations which they rate. It should be emphasized, however, that such ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Funds as initial criteria for the selection of portfolio securities, but each Fund will also rely upon the independent advice of Dreyfus to evaluate potential investments. Among the factors which will be considered are the short-term and long-term ability of the issuer to pay principal and interest and general economic trends. Further information concerning the ratings of the NRSROs and their significance is described in the Appendix B to this Statement of Additional Information.

            After being purchased by a Fund, the rating of a Municipal Obligation may be reduced below the minimum rating required for purchase by the Fund or the issuer of the Municipal Obligation may default on its obligations with respect to the Municipal Obligation. In that event, the Fund will dispose of the Municipal Obligation as soon as practicable, consistent with achieving an orderly disposition of the Municipal Obligation, unless the Board of Trustees determines that disposal of the Municipal Obligation would not be in the best interest of the Fund. In addition, it is possible that a Municipal Obligation may cease to be rated or an NRSRO might not timely change its rating of a particular Municipal Obligation to reflect subsequent events. Although neither event will require the sale of such Municipal Obligation by the Fund, Dreyfus will consider such event in determining whether the Fund should continue to hold the Municipal Obligation. In addition, if an NRSRO changes its rating system, the Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

            Illiquid Securities. The 1940 Act limits money market funds to 5% of their total assets in illiquid securities.  Illiquid securities, which are securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by a Fund, may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice.  As to these securities, there is a risk that, should a Fund desire to sell them, a ready buyer will not be available at a price the Fund deems representative of their value, which could adversely affect the value of a fund's net assets.

             Derivative Products. Each Fund may purchase various derivative products whose value is tied to underlying Municipal Obligations. A Fund will purchase only those derivative products that are consistent with its investment objective and policies and comply with the quality, maturity and diversification standards of Rule 2a-7.  The principal types of derivative products are briefly described below.

(1)       Tax Exempt Participation Interests. Tax exempt participation interests (such as industrial development bonds and municipal lease/purchase agreements) give the Fund an undivided interest in a Municipal Obligation in the proportion that the Fund’s participation interest bears to the total principal amount of the Municipal Obligation. Participation interests may have fixed, floating or variable rates of interest, and are frequently backed by an irrevocable letter of credit or guarantee of a bank. See “Floating Rate and Variable Rate Obligations”.

(2)       Tender Option Bonds. Tender option bonds grant the holder an option to tender an underlying Municipal Obligation at par plus accrued interest at specified intervals to a financial institution that acts as a liquidity provider. The holder of a tender option bond effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. See “Tender Option Bonds”.

(3)       Custodial Receipts. In a typical custodial receipt arrangement, an issuer of a Municipal Obligation deposits it with a custodian in exchange for two classes of custodial receipts. One class has the characteristics of a typical auction rate security, where at specified intervals its interest rate is adjusted and ownership changes. The other class’s interest rate also is adjusted, but inversely to changes in the interest rate of the first class. See “Custodial Receipts”.

(4)       Structured Notes. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, therefore, may not have an active trading market. When a Fund purchases a structured note, it will make a payment of principal to the counterparty. Some structured notes have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk. The possibility of default by the counterparty or its credit provider may be greater for structured notes than for other types of money market instruments.

Floating Rate and Variable Rate Obligations. Each Fund may purchase floating rate and variable rate obligations, including participation interests therein. Floating rate or variable rate obligations provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate at a major commercial bank) and that a Fund can demand payment of the obligation at par plus accrued interest. Variable rate obligations provide for a specified periodic adjustment in the interest rate, while floating rate obligations have an interest rate which changes whenever there is a change in the external interest rate. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying creditor or of the bank, as the case may be, must, as determined by Dreyfus under the supervision of the Trustees, be equivalent to the quality standard prescribed for the Fund. In addition, Dreyfus monitors the earning power, cash flow and other liquidity ratios of the issuers of such obligations, as well as the creditworthiness of the institution responsible for paying the principal amount of the obligations under the demand feature. Changes in the credit quality of banks and other financial institutions that provide such credit or liquidity enhancements to a Fund’s portfolio securities could cause losses to the Fund and affect its share price. Each Fund is currently permitted to purchase floating rate and variable rate obligations with demand features in accordance with requirements established by the SEC, which, among other things, permit such instruments to be deemed to have remaining maturities of 397 days or less, notwithstanding that they may otherwise have a stated maturity in excess of 397 days.

            Each Fund may invest in participation interests purchased from banks in floating rate or variable rate Municipal Obligations owned by banks. A participation interest gives the purchaser an undivided interest in the Municipal Obligation in the proportion that the Fund’s participation interest bears to the total principal amount of the Municipal Obligation, and provides a demand feature. Each participation is backed by an irrevocable letter of credit or guarantee of a bank (which may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest) that Dreyfus, under the supervision of the Trustees, has determined meets the prescribed quality standards for the Fund. The Fund has the right to sell the instrument back to the issuing bank or draw on the letter of credit on demand for all or any part of the Fund’s participation interest in the Municipal Obligation, plus accrued interest. Each Fund is currently permitted to invest in participation interests when the demand provision complies with conditions established by the SEC. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the Municipal Obligations over the negotiated yield at which the instruments were purchased by the Fund.

            Tender Option Bonds. Each Fund may invest in tender option bonds. A tender option bond is a Municipal Obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Obligation’s fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. Dreyfus, on behalf of the Funds, will consider on an ongoing basis the creditworthiness of the issuer of the underlying Municipal Obligation, of any custodian and the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Obligations and for other reasons. A Fund will not invest more than 5% of the value of its net assets in illiquid securities, which would include tender option bonds for which the required notice to exercise the tender feature is more than seven days if there is no secondary market available for these obligations.

Custodial Receipts. Each Fund may purchase securities, frequently referred to as “custodial receipts”, representing the right to receive future principal and interest payments on Municipal Obligations underlying such receipts. A number of different arrangements are possible. In a typical custodial receipt arrangement, an issuer or a third party owner of a Municipal Obligation deposits such obligation with a custodian in exchange for two or more classes of receipts. The class of receipts that a Fund may purchase has the characteristics of a typical tender option security backed by a conditional “put”, which provides the holder with the equivalent of a short-term variable rate note. At specified intervals, the interest rate for such securities is reset by the remarketing agent in order to cause the securities to be sold at par through a remarketing mechanism. If the remarketing mechanism does not result in a sale, the conditional put can be exercised. In either event, the holder is entitled to full principal and accrued interest to the date of the tender or exercise of the “put”. The “put” may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Obligation and for other reasons. Before purchasing such security, Dreyfus is required to make certain determinations with respect to the likelihood of, and the ability to monitor, the occurrence of the conditions that would result in the put not being exercisable. The interest rate for these receipts generally is expected to be below the coupon rate of the underlying Municipal Obligations and generally is at a level comparable to that of a Municipal Obligation of similar quality and having a maturity equal to the period between interest rate readjustments. These custodial receipts are sold in private placements. A Fund also may purchase directly from issuers, and not in a private placement, Municipal Obligations having the characteristics similar to the custodial receipts in which the Fund may invest.

            When-Issued Securities. Each Fund may purchase Municipal Obligations on a when-issued basis (i.e., for delivery beyond the normal settlement date at the stated price and yield).  The payment obligation and the interest rate that will be received on the Municipal Obligations purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment. Although a Fund generally will purchase Municipal Obligations on a when-issued basis only with the intention of actually acquiring the securities, a Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy.

            Municipal Obligations purchased on a when-issued basis and the securities held in a Fund’s portfolio are subject to changes in market value based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (which will generally result in similar changes in value, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility of fluctuation in the Fund’s NAV. Purchasing Municipal Obligations on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction.

            Each Fund will segregate permissible liquid assets in an amount at least equal to the amount of its when-issued commitments. When the time comes to pay for when-issued securities, the Fund will meet its obligations from then-available cash flow, sale of the segregated securities, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or lesser than the Fund’s payment obligations).  Sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are not exempt from Federal income tax.

            Purchase of Securities with Stand-by Commitments.  Pursuant to an exemptive order issued by the SEC under the 1940 Act, each Fund may acquire stand-by commitments with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a broker-dealer, dealer or bank would agree to purchase, at the Fund’s option, a specified Municipal Obligation at a specified price.  Stand-by commitments acquired by a Fund may also be referred to as “put options”. The amount payable to the Fund upon its exercise of a stand-by commitment normally would be (a) the acquisition cost of the Municipal Obligation, less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the security, plus (b) all interest accrued on the security since the last interest payment date during the period. Absent unusual circumstances, in determining NAV the Fund would value the underlying Municipal Obligation at amortized cost. Accordingly, the amount payable by the broker-dealer, dealer or bank upon exercise of a stand-by commitment will normally be substantially the same as the portfolio value of the underlying Municipal Obligation.

            A Fund’s right to exercise a stand-by commitment is unconditional and unqualified.  Although a Fund could not transfer a stand-by commitment, the Fund could sell the underlying Municipal Obligation to a third party at any time. It is expected that stand-by commitments generally will be available to a Fund without the payment of any direct or indirect consideration.  Each Fund may, however, pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in a Fund’s portfolio will not exceed 0.5 of 1% of the value of the Fund’s total assets calculated immediately after such stand-by commitment was acquired.

            Each Fund intends to enter into stand-by commitments only with broker-dealers, dealers or banks that Dreyfus believes present minimum credit risks. A Fund’s ability to exercise a stand-by commitment will depend on the ability of the issuing institution to pay for the underlying securities at the time the commitment is exercised. The credit of each institution issuing a stand-by commitment to the Fund will be evaluated on an ongoing basis by Dreyfus in accordance with procedures established by the Trustees.

            Each Fund intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights there under for trading purposes. The acquisition of a stand-by commitment would not affect the valuation or maturity of the underlying Municipal Obligation, which will continue to be valued in accordance with the amortized cost method.  Each stand-by commitment will be valued at zero in determining NAV. Should a Fund pay directly or indirectly for a stand-by commitment, its costs will be reflected as an unrealized loss for the period during which the commitment is held by the Fund and will be reflected in realized gain or loss when the commitment is exercised or expires.  Stand-by commitments will not affect the dollar-weighted average maturity of a Fund’s portfolio. Each Fund understands that the Internal Revenue Service (“IRS”) has issued a revenue ruling to the effect that a registered investment company will be treated for Federal income tax purposes as the owner of Municipal Obligations acquired subject to stand-by commitments and the interest on the Municipal Obligations will be tax-exempt to the Fund.

Other types of tax-exempt instruments that may become available in the future may be purchased by a Fund as long as Dreyfus believes the quality of these instruments meets the Fund’s quality standards.

            Taxable Investments.  Each Fund anticipates being as fully invested as practicable in Municipal Obligations. Because the Funds seek to provide income exempt from Federal and personal income taxes of the State after which it is named (and in the case of the New York Fund, New York City taxes), each Fund will invest in taxable obligations only if and when Dreyfus believes it would be in the best interests of the Fund’s shareholders to do so. Situations in which a Fund may invest up to 20% of its total assets in taxable securities include: (a) pending investment of proceeds of sales of shares of the Fund or of portfolio securities, (b) pending settlement of purchases of portfolio securities, and (c) when the Fund is attempting to maintain liquidity for the purpose of meeting anticipated redemptions. Each Fund may temporarily invest more than 20% of its total assets in taxable securities to maintain a “defensive” posture when, in the opinion of Dreyfus, it is advisable to do so because of adverse market conditions affecting the market for Municipal Obligations. Each Fund may invest in only the following kinds of taxable securities maturing in one year or less from the date of purchase: (1) obligations of the United States Government, its agencies or instrumentalities; (2) commercial paper rated at the time of purchase at least Prime-1 by Moody’s or A-1 by S&P; (3) certificates of deposit of domestic banks with total assets of $1 billion or more; and (4) repurchase agreements (instruments under which the seller of a security agrees to repurchase the security at a specific time and price) with respect to any securities that the Fund is permitted to hold.

            Repurchase Agreements. Each Fund may enter into repurchase agreements with member banks of the Federal Reserve System or certain non-bank dealers. Under each repurchase agreement the selling institution will be required to maintain the value of the securities subject to the agreement at not less than their repurchase price. If a particular bank or non-bank dealer defaults on its obligation to repurchase the underlying debt instrument as required by the terms of a repurchase agreement, the Fund will incur a loss to the extent that the proceeds it realizes on the sale of the collateral are less than the repurchase price of the instrument. In addition, should the defaulting bank or non-bank dealer file for bankruptcy, the Fund could incur certain costs in establishing that it is entitled to dispose of the collateral and its realization on the collateral may be delayed or limited.  Investments in repurchase agreements are subject to the policy prohibiting investment of more than 5% of a Fund’s net assets in illiquid securities, including repurchase agreements maturing in more than seven days, and other securities not readily marketable.

Other Investment Companies. Each Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with its investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory fees and other expenses that the Fund bears directly in connection with its own operations.

Certain Investment Considerations and Risks

General. Each Fund is designated to benefit investors who do not engage in frequent redemptions or exchanges of Fund shares. Because charges may apply to redemptions and exchanges of Fund shares, and because the number of exchanges permitted is limited, the funds may not be an appropriate investment for an investor who intends to engage frequently in such transactions. Each Fund attempts to increase yields by trading to take advantage of short-term market variations. This policy is expected to result in high portfolio turnover but should not adversely affect the Funds since the Funds usually do not pay brokerage commissions when purchasing short-term obligations. The value of the portfolio securities held by a Fund will vary inversely to changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost.  Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost.  In either instance, if the security was purchased at face value and held to maturity, no gain or loss would be realized.

            Investing in State Municipal Obligations. You should review the information in Appendix A, which provides a brief summary of special investment considerations and risk factors relating to investing in California, Massachusetts and New York Municipal Obligations, as applicable.

            Credit Enhancements. Certain instruments in which a Fund may invest, including floating rate securities, tender option bonds, custodial receipts, variable amount master demand notes, municipal lease obligations or certificates of participation in municipal lease obligations and variable rate obligations, may be backed by letters of credit or insured or guaranteed by financial institutions, such as banks or insurance companies, whose credit quality ratings are judged by Dreyfus to be comparable in quality to the two highest quality ratings of Moody’s or S&P.  Changes in the credit quality of banks, broker-dealers and other financial institutions that provide such credit or liquidity enhancements to a Fund’s portfolio securities could cause losses to the Fund, affect its liquidity and affect its share price.

            Master-Feeder Option. The Trust may in the future seek to achieve a Fund’s investment objective by investing all of the Fund’s assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Fund. Shareholders of the Fund will be given at least 30 days’ prior notice of any such investment. Such investment would be made only if the Trustees determine it to be in the best interest of the Fund and its shareholders. In making that determination, the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. Although each Fund believes that the Trustees will not approve an arrangement that is likely to result in higher costs, no assurance is given that costs will be materially reduced if this option is implemented.

            Borrowing Money. Each fund is permitted to borrow in an amount up to 33-1/3% of the value of its total assets. Each Fund is authorized currently, within specified limits, to borrow money for temporary administrative purposes and to pledge its assets in connections with such borrowings.

Investment Restrictions

            Fundamental. Each Fund’s policy normally to invest at least 80% of its net assets (plus borrowings for investment purposes) in State Municipal Obligations (or other instruments with similar investment characteristics) is a fundamental policy. The following limitations have also been adopted by each Fund as fundamental. A Fund may not change any of these fundamental policies or investment limitations without the approval of: (a) 67% or more of the shares present at a meeting of shareholders duly called if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund, whichever is less.  None of the Funds may:

            1.         Purchase any securities which would cause more than 25% of the value of the Fund’s total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. Government securities and state or municipal governments and their political subdivisions are not considered members of any industry. In addition, this limitation does not apply to investments of domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks.)

            2.         Borrow money or issue senior securities as defined in the 1940 Act, except that (a) a Fund may borrow money in an amount not exceeding one-third of the Fund’s total assets at the time of such borrowing, and (b) a Fund may issue multiple classes of shares. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or issuance of senior securities.

            3.         Make loans or lend securities, if as a result thereof more than one-third of the Fund’s total assets would be subject to all such loans. For purposes of this restriction, debt instruments and repurchase agreements shall not be treated as loans.

            4.         Underwrite securities issued by any other person, except to the extent that the purchase of securities and the later disposition of such securities in accordance with the Fund’s investment program may be deemed an underwriting.

            5.         Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate, including mortgage loans, or securities of companies that engage in the real estate business or invest or deal in real estate or interests therein).

            6.         Purchase or sell commodities, except that a Fund may enter into futures contracts and related options, forward currency contracts and other similar instruments.

            Each Fund may, notwithstanding any other fundamental investment policy or restriction, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objective and fundamental policies and restrictions as the Fund.

            Nonfundamental. Each Fund has also adopted the following additional restrictions as non-fundamental. These non-fundamental restrictions may be changed without shareholder approval, in compliance with applicable law and regulatory policy. None of the Funds may:

            1.         Purchase or retain the securities of any issuer if the officers, directors or Trustees of the Trust, its advisers, or managers owning beneficially more than one half of one percent of the securities of each issuer together own beneficially more than 5% of such securities.

            2.         Purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets, except that: (a) this restriction shall not apply to standby commitments, and (b) this restriction shall not apply to the Fund’s transactions in futures contracts and related options.

            3.         Purchase warrants if at the time of such purchase: (a) more than 5% of the value of the Fund’s net assets would be invested in warrants or, (b) more than 2% of the value of the Fund’s assets would be invested in warrants that are not listed on the New York Stock Exchange (“NYSE”) or American Stock Exchange (“AMEX”) (for purposes of this limitation, warrants acquired by a Fund in units or attached to securities will be deemed to have no value).

            4.         Invest more than 5% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, and other securities which are not readily marketable. For purposes of this restriction, illiquid securities shall not include commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 and securities which may be resold under Rule 144A under the Securities Act of 1933, provided that the Board of Trustees, or its delegate, determines that such securities are liquid based upon the trading markets for the specific security.

            5.         Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and except to the extent otherwise permitted by the 1940 Act.

            6.         Purchase oil, gas or mineral leases (a Fund may, however, purchase and sell the securities of companies engaged in the exploration, development, production, refining, transporting and marketing of oil, gas or minerals).

            7.         Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amounts to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

            8.         Purchase securities on margin, except that a Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

            9.         Purchase any security while borrowings representing more than 5% of the Fund’s total assets are outstanding.

            If a percentage restriction is adhered to at the time of an investment, a later change in such percentage resulting from a change in the values of assets will not constitute a violation of such restriction. With respect to Fundamental Restriction No. 2, if borrowings exceed 33-1/3% of the value of a Fund’s total assets as a result of a change in values or assets, the Fund must take steps to reduce such borrowings within three business days at least to the extent of such excess.

            The investment objective, policies, restrictions, practices and procedures of a Fund, unless otherwise specified, may be changed without shareholder approval. If a Fund’s investment objective, policies, restrictions, practices or procedures change, shareholders should consider whether the Fund remains an appropriate investment in light of their then current position and needs.

MANAGEMENT OF THE FUNDS/TRUST

Board’s Oversight Role in Management.  The Board’s role in management of the Trust is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Trust, primarily the Investment Adviser and its affiliates, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk).  As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Investment Adviser’s Chief Investment Officer (or a senior representative of his office), the Trust’s and the Investment Adviser’s Chief Compliance Officer and portfolio management personnel.  The Board’s audit committee (which consists of all Board members) meets during its scheduled meetings, and between meetings the audit committee chair maintains contact, with the Trust’s independent registered public accounting firm and the Trust’s Chief Financial Officer. The Board also receives periodic presentations from senior personnel of the Investment Adviser or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as business continuity, anti-money laundering, personal trading, valuation, credit, investment research and securities lending. The Board has adopted policies and procedures designed to address certain risks to the Fund. In addition, the Investment Adviser and other service providers to the Fund have adopted a variety of policies, procedures and controls designed to address particular risks to the Fund.  Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the Trust. The Board also receives reports from counsel to the Trust or counsel to the Investment Adviser and the Board’s own independent legal counsel regarding regulatory compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of the Trust’s investments or activities.

Board Composition and Leadership Structure.  The 1940 Act requires that at least 40% of the Trust’s Board members not be “interested persons” (as defined in the 1940 Act) of the Trust and as such are not affiliated with the Investment Adviser (“Independent Board members”).  To rely on certain exemptive rules under the 1940 Act, a majority of the Trust’s Board members must be Independent Board members, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Board members.  Currently, all of the Trust’s Board members, including the Chairman of the Board, are Independent Board members, although the Board could in the future determine to add Board members who are not Independent Board members. The Board has determined that its leadership structure, in which the Chairman of the Board is not affiliated with the Investment Adviser, is appropriate in light of the services that the Investment Adviser and its affiliates provide to the Trust and potential conflicts of interest that could arise from these relationships.

            Information About Each Board Member’s Experience, Qualifications, Attributes or Skills.  Board members of the Trust, together with information as to their positions with the Trust, principal occupations and other board memberships for the past five years, are shown below.

Name (Age) Position with Trust (Since)	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years

Joseph S. DiMartino (67) Chairman of the Board (1999)	Corporate Director and Trustee

CBIZ (formerly Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997 – Present)

The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000 – 2010)

Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director  (2005 – 2009)

James M. Fitzgibbons (76) Board Member (1983)	Corporate Director and Trustee	Bill Barrett Company, an oil and gas exploration company, Director (2004 – Present)
Kenneth A. Himmel (64) Board Member (1988)

President and CEO, Related Urban Development, a real estate development company (1996–Present)

President and CEO, Himmel & Company, a real estate development company (1980–Present)

CEO, American Food Management,

a restaurant company (1983–Present)

None
Stephen J. Lockwood (63) Board Member (1993)	Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000–Present)	None

Roslyn M. Watson (61) Board Member (1992)	Principal, Watson Ventures, Inc., a real estate investment company (1993–Present)	None

Benaree Pratt Wiley (64) Board Member (1998)

Principal, The Wiley Group, a firm specializing in strategy and business development (2005–Present)

President and CEO, The Partnership, an organization dedicated to increasing the representation of African Americans in positions of leadership, influence and decision-making in Boston, MA

(1991–2005)

CBIZ (formerly, Century Business Services, Inc.) , a provider of outsourcing functions for small and medium size companies, Director (2008 – Present)

Each Board member has been a Board member of the Trust and other Dreyfus mutual funds for at least 10 years. Additional information about each Board member follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Board member possesses which the Board believes has prepared them to be effective Board members. The Board believes that the significance of each Board member’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Board member may not have the same value for another) and that these factors are best evaluated at the board level, with no single Board member, or particular factor, being indicative of board effectiveness.  However, the Board believes that Board members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard.  Experience relevant to having this ability may be achieved through a Board member’s educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Trust) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.  The charter for the Board’s nominating committee contains certain other factors considered by the committee in identifying and evaluating potential Board member nominees.  To assist them in evaluating matters under federal and state law, the Board members are counseled by their own independent legal counsel, who participates in Board meetings and interacts with the Investment Adviser, and also may benefit from information provided by the Trust’s or the Investment Adviser’s counsel; both Board and Trust counsel have significant experience advising funds and fund board members.  The Board and its committees have the ability to engage other experts as appropriate.  The Board evaluates its performance on an annual basis.

•         Joseph S. DiMartino – Mr. DiMartino has been the Chairman of the Board of the funds in the Dreyfus Family of Funds for over 15 years.  From 1971 through 1994, Mr. DiMartino served in various roles as an employee of Dreyfus (prior to its acquisition by a predecessor of Bank of New York Mellon Corporation (“BNY Mellon”) in August 1994 and related management changes), including portfolio manager, President, Chief Operating Officer and a Director.  He ceased being an employee or Director of Dreyfus by the end of 1994. From July 1995 to November 1997, Mr. DiMartino served as Chairman of the Board of The Noel Group, a public buyout firm; in that capacity, he helped manage, acquire, take public and liquidate a number of operating companies.  From 1986 to 2010, Mr. DiMartino served as a Director of The Muscular Dystrophy Association.

•         James M. Fitzgibbons – In addition to his tenure as a Board member of various Dreyfus mutual funds, or their predecessor funds, Mr. Fitzgibbons has also served as an officer or a board member of numerous public and private companies for over 40 years. These positions included serving as Chairman of the Board of Davidson Cotton Company and as Chairman of the Board of Fieldcrest Cannon, Inc., a publicly traded diversified textile company.  He also has served as President of the American Textile Manufacturers Institute (the domestic industry’s trade association) and Chairman of the Board of the Tanners’ Council of America (the U.S. leather manufacturing trade group). He has been a board member of Fiduciary Trust Company of Boston and of Brookline Savings Bank and a board member of significant charitable and non-profit organizations.

•         Kenneth A. Himmel – In addition to his tenure as a Board member of various Dreyfus mutual funds, or their predecessor funds, Mr. Himmel has over 30 years experience as a business entrepreneur, primarily focusing on real estate development. Mr. Himmel is President and Chief Executive Officer of Related Urban Development, a leading developer of large-scale mixed-use properties and a division of Related Companies, L.P.

•         Stephen J. Lockwood – In addition to his tenure as a Board member of various Dreyfus mutual funds, or their predecessor funds, Mr. Lockwood’s business experience of over 40 years includes being a Board member and/or officer of various financial institutions, including insurance companies, real estate investment companies and venture capital firms.  Mr. Lockwood serves as Managing Director and Chairman of the Board of Stephen J. Lockwood & Company, LLC, a real estate investment company. Mr. Lockwood was formerly the Vice Chairman and a member of the Board of Directors of HCC Insurance Holdings, Inc., a New York Stock Exchange-listed insurance holding company.

•         Roslyn M. Watson – In addition to her tenure as a Board member of various Dreyfus mutual funds, or their predecessor funds, Ms. Watson has been a business entrepreneur in commercial and residential real estate for over 15 years. Ms. Watson currently serves as President and Founder of Watson Ventures, Inc. a real estate development investment firm, and her current board memberships include American Express Bank, FSB, SBLI USA Mutual Life Insurance Company, Inc., The Hyams Foundation, Inc., Pathfinder International and Simmons College. Previously, she held various positions in the public and private sectors, including General Manager for the Massachusetts Port Authority.  She has received numerous awards, including the Woman of Achievement award from the Boston Big Sister Association and the Working Woman of the Year Award from Working Woman Magazine.

•         Benaree Pratt Wiley – In addition to her tenure as a Board member of various Dreyfus mutual funds, Ms. Wiley has been a business entrepreneur and management consultant for over 18 years. Ms. Wiley is a Principal of The Wiley Group, a firm specializing in personnel strategy, talent management and leadership development primarily for global insurance and consulting firms. Prior to that, Ms. Wiley served as the President and Chief Executive Officer of The Partnership, Inc., a talent management organization for multicultural professionals in the greater Boston region.  Ms. Wiley currently serves on the board of Blue Cross Blue Shield of Massachusetts and is chair of the advisory board of PepsiCo African-American, and she has served on the boards of several public companies and charitable organizations.

Additional Information about the Board and its Committees. Board members are elected to serve for an indefinite term. The Trust has standing audit and nominating committees, each comprised of its Board members who are not “interested persons” of the Trust, as defined in the 1940 Act. The function of the audit committee is (i) to oversee the Trust’s accounting and financial reporting processes and the audits of the Funds’ financial statements and (ii) to assist in the Board’s oversight of the integrity of the Funds’ financial statements, the Funds’ compliance with legal and regulatory requirements and the independent registered public accounting firm’s qualifications, independence and performance. The Trust’s nominating committee, among other things, is responsible for selecting and nominating persons as members of the Board for election or appointment by the Board and for election by shareholders. In evaluating potential nominees, including any nominees recommended by shareholders, the committee takes into consideration various factors listed in the nominating committee charter, including character and integrity, business and professional experience, and whether the committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of each Fund and its shareholders. The nominating committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Trust, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166, which includes information regarding the recommended nominee as specified in the nominating committee charter. The Trust also has a standing compensation committee comprised of Ms. Watson (Chair), Mr. Fitzgibbons and Ms. Wiley. The function of the compensation committee is to establish the appropriate compensation for serving on the Board. The Trust also has a standing pricing committee comprised of any one Board member. The function of the pricing committee is to assist in valuing the Fund’s investments. The audit committee met three times and the compensation committee and the nominating committee met once and the pricing committee did not meet during the fiscal year ended June 30, 2010.

The table below indicates the dollar range of each Board member’s ownership of shares of each Fund and shares of other funds in the Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2009.

Name of Board Member	California Fund Shares	Massachusetts Fund Shares	New York Fund Shares	Aggregate Holdings of Funds in the Dreyfus Family of Funds for which Responsible as a Board Member

Joseph S. DiMartino	None	None	None	over $100,000
James Fitzgibbons	None	None	None	over $100,000
Kenneth A. Himmel	None	None	None	$50,001 -$100,000
Stephen J. Lockwood	None	None	None	over $100,000
Roslyn Watson	None	None	None	$10,001 - $50,000
Benaree Pratt Wiley	None	None	None	$50,001 -$100,000

As of December 31, 2009, none of the Board members or their immediate family members owned securities of Dreyfus, the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Dreyfus or the Distributor.

            No officer or employee of Dreyfus or the Distributor (or of any parent, subsidiary or affiliate thereof) receives any compensation from the Trust for serving as an officer or Trustee of the Trust. Each of the Trustees also serves as a Director/Trustee of Dreyfus Funds, Inc., Dreyfus Investment Funds, The Dreyfus/Laurel Funds, Inc. and The Dreyfus/Laurel Funds Trust (collectively, with the Trust, the “Board Group Open-End Funds”) and Dreyfus High Yield Strategies Fund. Effective January 1, 2010, the Board Group Open-End Funds pays each Board member who is not an “interested person” of the Trust (as defined in the 1940 Act) $60,000 per annum, plus $7,000 per joint Board Group Open-End Funds Board meeting attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that are conducted by telephone. During calendar year 2009, the Board Group Open-End Funds paid each Director/Trustee who was not an “interested person” of the Trust (as defined in the 1940 Act) $45,000 per annum, plus $6,000 per joint Board Group Open-End Funds Board meeting attended, $2,000 for separate in-person committee meetings attended which were not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that were conducted by telephone.

Each Emeritus Board member is entitled to receive an annual retainer of one-half the amount paid as a retainer at the time the Board member became Emeritus and a per meeting attended fee of one-half the amount paid to Board members. The Board Group Open-End Funds also reimburse each Board member who is not an “interested person” of the Trust (as defined in the 1940 Act) for travel and out-of-pocket expenses. With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). Effective January 1, 2010, the Chair of each of the Board’s committees, unless the Chair also serves as Chairman of the Board, receives $1,350 per applicable committee meeting. With respect to compensation committee meetings, during calendar year 2009, the Chair of the compensation committee received $900 per meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Board Group Open-End Funds and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee (during calendar year 2009) or the $2,500 or $2,000 fee (effective January 1, 2010), as applicable, is allocated between the Board Group Open-End Funds and Dreyfus High Yield Strategies Fund.

The aggregate amount of compensation received by each current Board member from the Trust for the fiscal year ended June 30, 2010, and from all other funds in the Dreyfus Family of Funds for which such person was a Board member (the number of portfolios of such funds is set forth in parentheses next to each Board member’s total compensation) during the year ended June 30, 2010, were as follows:

Name of Board Member	Aggregate Compensation From the Trust*	Total Compensation From the Trust and Fund Complex Paid to Board Member**
Joseph S. DiMartino	$25,963	$873,427 (192)

James M. Fitzgibbons	$22,270	$94,500 (42)

J. Tomlinson Fort***	$10,385	$49,250 (22)
Kenneth A. Himmel	$14,970	$91,500 (42)

Stephen J. Lockwood	$20,770	$93,000 (42)

Roslyn M. Watson	$20,120	$102,000 (42)

Benaree Pratt Wiley	$22,270	$225,881 (84)

____________________________

*      Amounts required to be paid by the Trust directly to the non-interested Board members, that would be applied to offset a portion of the management fee payable to Dreyfus, are in fact paid directly by Dreyfus to the non-interested Board members.  This amount does not include the cost of office space, secretarial services and health benefits for the Chairman and expenses reimbursed to Board members for attending Board meetings, which in the aggregate amounted to $4,788.

**     Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Funds, for which the Board member served.

***   Emeritus Board member as of April 12, 2008.

Officers of the Trust

BRADLEY J. SKAPYAK, President since January 2010. Chief Operating Officer and a director of Dreyfus since June 2009.  From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of Dreyfus. He is an officer of 76 investment companies (comprised of 170 portfolios) managed by Dreyfus. He is 51 years old and has been an employee of Dreyfus since February 1988.

JAMES WINDELS, Treasurer since November 2001. Director–Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since April 1985.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005. Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005. Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005. Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005. Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager.  He is 48 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.  Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager.  She is 47 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005. Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005. Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005. Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1990.

RICHARD S. CASSARO, Assistant Treasurer since January 2008. Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005. Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002. Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007. Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002. Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since November 1990.

STEPHEN J. STOREN, Anti-Money Laundering Compliance Officer since May 2011. Chief Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 191 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Distributor since October 1999.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004. Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 195 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services.  In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 53 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

            The address of each Board member and officer of the Trust is 200 Park Avenue, New York, New York 10166.

            The officers and Board members of the Trust as a group owned beneficially less than 1% of the total shares of each Fund outstanding as of October 4, 2010.

            Principal Shareholders. As of October 4, 2010, the following shareholders were known by the California Fund, Massachusetts Fund and New York Fund, as applicable, to own of record 5% or more of the outstanding California Fund, Massachusetts Fund and New York Fund shares, respectively:

California Fund: Boston Safe Deposit & Trust Mellon Bank, P.O. Box 534005, Pittsburgh, PA 15253-4005 – 69.9047%; Chinyol & Donna Family Trust, Newport Coast, CA  92657-1706 –8.6868%.

Massachusetts Fund: Boston Safe Deposit & Trust Mellon Bank, P.O. Box 534005, Pittsburgh, PA 15253-4005 – 83.1264%.

New York Fund: Boston Safe Deposit & Trust Mellon Bank, P.O. Box 534005, Pittsburgh, PA 15253-4005 – 16.1636%.

            A shareholder who beneficially owns, directly or indirectly, more than 25% of a Fund’s voting securities may be deemed a “control person” (as defined in the 1940 Act) of the Fund.

Management Arrangements

            Investment Adviser. Dreyfus is a wholly-owned subsidiary of BNY Mellon, a global financial services company focused on helping clients move and manage their financial assets, operating in 34 countries and serving more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team.

            Dreyfus serves as the investment adviser for the Funds pursuant to an Investment Management Agreement (the “Investment Management Agreement”) between Dreyfus and the Trust, subject to the overall authority of the Board of Trustees in accordance with Massachusetts law. Pursuant to the Investment Management Agreement, Dreyfus provides, or arranges for one or more third parties to provide, investment advisory, administrative, custody, fund accounting and transfer agency services to the Funds. As investment manager, Dreyfus manages the Funds by making investment decisions based on each Fund’s investment objective, policies and restrictions. The Investment Management Agreement is subject to review and approval at least annually by the Board of Trustees.

            The Investment Management Agreement will continue from year to year with respect to each Fund provided that a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust and either a majority of all Trustees or a majority (as defined in the 1940 Act) of such Fund’s outstanding voting securities approve its continuance. The Trust may terminate the Investment Management Agreement upon the vote of a majority of the Board of Trustees or upon the vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to Dreyfus. Dreyfus may terminate the Investment Management Agreement upon 60 days’ written notice to the Trust. The Investment Management Agreement will terminate, as to the relevant Fund, immediately and automatically upon its assignment (as defined in the 1940 Act).

The following persons are officers and/or directors of Dreyfus: Jonathan Baum, Chairman of the Board and Chief Executive Officer; J. Charles Cardona, President and a director; Diane P. Durnin, Vice Chair and a director; Jeffrey D. Landau, Executive Vice President and a director; Bradley J. Skapyak, Chief Operating Officer and a director; Dwight Jacobsen, Executive Vice President and a director; Patrice M. Kozlowski, Senior Vice President – Corporate Communications; Gary E. Abbs, Vice President-Tax; Jill Gill, Vice President – Human Resources; Joanne S. Huber, Vice President-Tax; Anthony Mayo, Vice President – Information Systems; John E. Lane, Vice President; Jeanne M. Login, Vice President; Gary Pierce, Controller; Joseph W. Connolly, Chief Compliance Officer; James Bitetto, Secretary; and Robert G. Capone, Mitchell E. Harris, Cyrus Taraporevala,  and Scott E. Wennerholm, directors.

Dreyfus provides day-to-day management of each Fund’s portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Board. Dreyfus is responsible for the investment decisions, and provides each Fund with portfolio managers who are authorized by the Board to execute purchases and sales of securities. The portfolio managers of each Fund are Joseph Irace, Colleen Meehan and Bill Vasiliou, each of whom is employed by Dreyfus. Dreyfus also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for each Fund and for other funds advised by Dreyfus.

The Trust, Dreyfus and the Distributor have each adopted a Code of Ethics, that permits its personnel, subject to the Code of Ethics, to invest in securities, including securities that may be purchased or held by a Fund. The Code of Ethics subjects the personal securities transactions of Dreyfus’ employees to various restrictions to ensure that such trading does not disadvantage any fund advised by Dreyfus.  In that regard, portfolio managers and other investment personnel of Dreyfus must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics and are also subject to the oversight of BNY Mellon’s Investment Ethics Committee (the “Committee”). Portfolio managers and other investment personnel, who comply with the preclearance and disclosure procedures of the Code of Ethics and the requirements of the Committee, may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

In managing the Fund, Dreyfus will draw upon BNY Mellon Cash Investment Strategies (“CIS”). CIS is a division of Dreyfus that provides investment and credit risk management services and approves all money market fund eligibility securities for each Fund and for other investment companies and accounts managed by Dreyfus or its affiliates that invest primarily in money market instruments. CIS, through a team of professionals who contribute a combination of industry analysis and fund-specific expertise, monitors all issuers approved for investment by such investment companies and other accounts by analyzing third party inputs, such as financial statements and media sources, ratings releases and company meetings, as well as internal research. CIS investment and credit professionals also utilize inputs and guidance from BNY Mellon’s central Risk Management Department (the “Risk Department”) as part of the investment process. These inputs and guidance focus primarily on concentration levels and market and credit risks and are based upon independent analysis done by the Risk Department relating to fundamental characteristics such as the sector, sovereign, tenor and rating of investments or potential investment. The Risk Department also may perform stress and scenario testing on various money market type portfolios advised by CIS or BNY Mellon and its other affiliates, and provides various periodic and ad-hoc reporting to the investment and credit professionals at CIS. In the event a security is removed from the "approved" credit list after being purchased by a Fund, the Fund is not required to sell that security.

BNY Mellon and its affiliates, including Dreyfus and others involved in the management, sales, investment activities, business operations or distribution of each Fund, are engaged in businesses and have interests other than that of managing the Funds. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by a Fund and the Fund's service providers, which may cause conflicts that could disadvantage a Fund.

BNY Mellon and its affiliates may have deposit, loan and commercial banking or other relationships with the issuers of securities purchased by a Fund.  BNY Mellon has no obligation to provide to Dreyfus or the Funds, or effect transactions on behalf of the Fund in accordance with, any market or other information, analysis, or research in its possession. Consequently, BNY Mellon (including, but not limited to, BNY Mellon’s central Risk Management Department) may have information that could be material to the management of a Fund and may not share that information with relevant personnel of Dreyfus. Accordingly, Dreyfus has informed management of the Funds that in making investment decisions it does not obtain or use material inside information that BNY Mellon or its affiliates may possess with respect to such issuers.

Dreyfus will make investment decisions for a Fund as it believes is in the best interests of the Fund.  Investment decisions made for a Fund may differ from, and may conflict with, investment decisions made for other investment companies and accounts advised by Dreyfus or BNY Mellon and its other affiliates. Actions taken with respect to such other investment companies or accounts may adversely impact the Funds, and actions taken by a Fund may benefit BNY Mellon or other investment companies or accounts (including the Fund) advised by Dreyfus or BNY Mellon and its other affiliates. Regulatory restrictions (including, but not limited to, those related to the aggregation of positions among different other investment companies and accounts) and internal BNY Mellon policies, guidance or limitations (including, but not limited to, those related to the aggregation of positions among all fiduciary accounts managed or advised by BNY Mellon and all its affiliates (including Dreyfus) and the aggregated exposure of such accounts) may restrict investment activities of a Fund. While the allocation of investment opportunities among the Funds and other investment companies and accounts advised by Dreyfus or BNY Mellon and its other affiliates may raise potential conflicts because of financial, investment or other interests of BNY Mellon or its personnel, Dreyfus will make allocation decisions consistent with the interests of the Funds and the other investment companies and accounts and not solely based on such other interests.

            Expenses. The Investment Management Agreement with Dreyfus provides for a “unitary fee”. Under the unitary fee structure, Dreyfus pays all expenses of a Fund except: (i) brokerage commissions, (ii) taxes, interest and extraordinary expenses (which are expected to be minimal), and (iii) Rule 12b-1 fees, as applicable. Under the unitary fee, Dreyfus provides, or arranges for one or more third parties to provide, investment advisory, administrative, custody, fund accounting and transfer agency services to a Fund. Although, under the Investment Management Agreement, Dreyfus is not required to pay the fees and expenses of the non-interested Trustees (including counsel fees), Dreyfus is required to reduce its management fee by the amount of such fees and expenses. For the provision of such services directly, or through one or more third parties, Dreyfus receives as full compensation for all services and facilities provided by it, a fee computed daily and paid monthly at the annual rate of 0.45% of the value of each Fund’s average daily net assets. The Investment Management Agreement provides that certain redemption, exchange and account closeout charges are payable directly by a Fund’s shareholders to the Fund’s Transfer Agent (although the Fund will waive such fees if the closing balance in the shareholder’s account on the business day immediately preceding the effective date of the transaction is $50,000 or more) and the fee payable by a Fund to Dreyfus is not reduced by the amount of charges payable to the Transfer Agent. From time to time, Dreyfus may voluntarily waive a portion of the investment management fees payable by a Fund, which would have the effect of lowering the expense ratio of the Fund and increasing return to investors. Dreyfus also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate. Expenses attributable to a Fund are charged against such Fund’s assets; other expenses of the Trust are allocated among the Funds on the basis determined by the Trustees, including, but not limited to, proportionately in relation to the net assets of each Fund.

            For the last three fiscal years, each Fund paid the following management fees:

For the Fiscal Year Ended June 30,

	2010	2009	2008

California Fund	$685,799[1]	$1,084453[2]	$921,350[3]

Massachusetts Fund	$482,621[4]	$764,423[5]	$784,348[2]

New York Fund	$1,238,887[7]	$1,454,688[8]	$1,564,504[9]

1. For the fiscal year ended June 30, 2010, the management fee payable by the Fund to Dreyfus amounted to $685,799, which was reduced by $84,134 pursuant to an undertaking by Dreyfus, and by $7,815, which amount represented the Fund’s allocable share of the fees and expenses of the non-interested Trustees (including counsel fees), resulting in a net management fee of $593,850.

2. For the fiscal year ended June 30, 2009, the management fee payable by the Fund to Dreyfus amounted to $1,084,453, which was reduced by $15,325, which amount represented the Fund’s allocable share of the fees and expenses of the non-interested Trustees (including counsel fees), resulting in a net management fee of $1,069,128.

3. For the fiscal year ended June 30, 2008, the management fee payable by the Fund to Dreyfus amounted to $921,350, which was reduced by $19,796, which amount represented the Fund’s allocable share of the fees and expenses of the non-interested Trustees (including counsel fees), resulting in a net management fee of $901,554.

4. For the fiscal year ended June 30, 2010, the management fee payable by the Fund to Dreyfus amounted to $482,621, which was reduced by $150,818 pursuant to an undertaking by Dreyfus, and by $7,543, which amount represented the Fund’s allocable share of the fees and expenses of the non-interested Trustees (including counsel fees), resulting in a net management fee of $324,260.

5. For the fiscal year ended June 30, 2009, the management fee payable by the Fund to Dreyfus amounted to $764,423, which was reduced by $20,173 pursuant to an undertaking by Dreyfus, and by $10,448, which amount represented the Fund’s allocable share of the fees and expenses of the non-interested Trustees (including counsel fees), resulting in a net management fee of $744,250.

6. For the fiscal year ended June 30, 2008, the management fee payable by the Fund to Dreyfus amounted to $784,348, which was reduced by $13,666, which amount represented the Fund’s allocable share of the fees and expenses of the non-interested Trustees (including counsel fees), resulting in a net management fee of $733,802.

7. For the fiscal year ended June 30, 2010, the management fee payable by the Fund to Dreyfus amounted to $1,238,887, which was reduced by $96,065 pursuant to an undertaking by Dreyfus, and by $18,106, which amount represented the Fund’s allocable share of the fees and expenses of the non-interested Trustees (including counsel fees), resulting in a net management fee of $1,124,716.

8. For the fiscal year ended June 30, 2009, the management fee payable by the Fund to Dreyfus amounted to $1,454,688, which was reduced by $23,895, which amount represented the Fund’s allocable share of the fees and expenses of the non-interested Trustees (including counsel fees), resulting in a net management fee of $1,430,793.

9. For the fiscal year ended June 30, 2008, the management fee payable by the Fund to Dreyfus amounted to $1,564,504, which was reduced by $27,737, which amount represented the Fund’s allocable share of the fees and expenses of the non-interested Trustees (including counsel fees), resulting in a net management fee of $1,536,767.

Distributor. The Distributor, a wholly-owned subsidiary of Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as each Fund’s distributor on a best efforts basis pursuant to an agreement with the Trust which is renewable annually. The Distributor also serves as distributor for the other funds in the Dreyfus Family of Funds and BNY Mellon Funds Trust. Before June 30, 2007, the Distributor was known as “Dreyfus Service Corporation.”

Dreyfus may pay the Distributor for shareholder services from Dreyfus’ own assets, including past profits but not including the management fee paid by a Fund. The Distributor may use part or all of such payments to pay certain financial institutions (which may include banks), securities brokers or dealers and other industry professionals (collectively, “Service Agents”) in connection with their offering of Fund shares to their customers, or for marketing, distribution or other services. The receipt of such payments could create an incentive for the third party to offer the Funds instead of other mutual funds where such payments are not received. Consult a representative of your financial institution for further information.

Dreyfus or the Distributor may provide cash payments out of its own resources to Service Agents that sell shares of the Funds or provide other services. These additional payments may be made to certain Service Agents, including affiliates that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the Service Agent. Cash compensation also may be paid from Dreyfus’ or the Distributor’s own resources to Service Agents for inclusion of a Fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as “revenue sharing”. From time to time, Dreyfus or the Distributor also may provide cash or non-cash compensation to Service Agents in the form of: occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a Service Agent to recommend or sell shares of a Fund to you. Please contact your Service Agent for details about any payments it may receive in connection with the sale of Fund shares or the provision of services to the Funds.

Transfer and Dividend Disbursing Agent and Custodian. Dreyfus Transfer, Inc. (the “Transfer Agent”), a wholly-owned subsidiary of Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as the Trust’s transfer and dividend disbursing agent. Under a transfer agency agreement with the Trust, the Transfer Agent arranges for the maintenance of shareholder account records for the Trust, the handling of certain communications between shareholders and the Funds and the payment of dividends and distributions payable by the Funds. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Trust during the month, and is reimbursed for certain out-of-pocket expenses. This fee is paid to the Transfer Agent by Dreyfus pursuant to each Fund’s unitary fee structure.

            The Bank of New York Mellon ( the “Custodian”), an affiliate of Dreyfus, located at One Wall Street, New York, New York 10286, serves as the custodian of each Fund’s investments. Under custody agreement with the Trust, the Custodian holds each Fund’s portfolio securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee based on the market value of each Fund’s respective assets held in custody and receives certain securities transaction charges. The fee is paid to the Custodian by Dreyfus pursuant to each Fund’s unitary fee structure. The Transfer Agent and the Custodian have no part in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

HOW TO BUY SHARES

            General. Fund shares may be purchased through the Distributor or Service Agents that have entered into service agreements with the Distributor.  Each Fund’s shares are sold without a sales charge. You may be charged a fee if you effect transactions in Fund shares through a Service Agent. You will be charged a fee if an investment check is returned unpayable. Share certificates are issued only upon written request. No certificates are issued for fractional shares.  It is not recommended that the Funds be used as vehicles for Keogh, IRA or other qualified retirement plans.

Each Fund reserves the right to reject any purchase order. None of the Funds will establish an account for a “foreign financial institution,” as that term is defined in Department of the Treasury rules implementing section 312 of the USA PATRIOT Act of 2001. Foreign financial institutions include: foreign banks (including foreign branches of U.S. depository institutions); foreign offices of U.S. securities broker-dealers, futures commission merchants, and mutual funds; non-U.S. entities that, if they were located in the United States, would be securities broker-dealers, futures commission merchants or mutual funds; and non-U.S. entities engaged in the business of currency dealer or exchanger or money transmitter.  The Funds will not accept cash, travelers’ checks, or money orders as payment for shares.

The minimum initial investment for each Fund is $25,000. Each Fund may waive its minimum initial investment requirement for new accounts opened through a Service Agent whenever Dreyfus Investments Division (“DID”) determines for the initial account opened through such Service Agent which is below a Fund’s minimum initial investment requirement that the existing accounts in the Fund opened through that Service Agent have an average account size, or the Service Agent has adequate intent and access to funds to result in maintenance of accounts in the Fund opened through that Service Agent with an average account size, in an amount equal to or in excess of $25,000. DID will periodically review the average size of the accounts opened through each Service Agent and, if necessary, reevaluate the Service Agent’s intent and access to funds. DID will discontinue the waiver as to new accounts to be opened through a Service Agent if DID determines that the average size of accounts opened through that Service Agent is less than $25,000 and the Service Agent does not have the requisite intent and access to funds. Subsequent investments must be at least $1,000 (or at least $100 in the case of persons who have held California Fund shares as of November 20, 1995, Massachusetts Fund shares as of May 8, 1996 or New York Fund shares as of December 8, 1995). The initial investment must be accompanied by a Fund’s Account Application.

Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in each Fund’s Prospectus and this Statement of Additional Information, and, to the extent permitted by applicable regulatory authority, may charge their clients different fees. You should consult your Service Agent in this regard. As discussed under “Management Arrangements-Distributor”, Service Agents may receive revenue sharing payments from Dreyfus or the Distributor. The receipt of such payments could create an incentive for a Service Agent to recommend or sell shares of a Fund instead of the other mutual funds where such payments are not received. Please contact your Service Agent for details about any payments it may receive in connection with the sale of Fund shares or the provision of services to the Funds.

Federal regulations require that you provide a certified TIN upon opening or reopening an account. See “Dividends, Other Distributions and Taxes” and the Fund’s Account Application for further information concerning this requirement. Failure to furnish a certified TIN to a Fund could subject investors to a $50 penalty imposed by the IRS.

Net Asset Value Per Share. An investment portfolio’s NAV refers to a Fund’s share price on a given day. A Fund’s NAV is calculated by dividing the value of its net assets by the number of existing shares. The NAV for each Fund’s shares, which are offered on a continuous basis, is calculated on the basis of amortized cost, which involves initially valuing a portfolio instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Each Fund intends to maintain a constant NAV per share of $1.00, although there is no assurance that this can be done on a continuing basis. See “Determination of Net Asset Value”.

The offering price of Fund shares is their NAV. Investments and requests to exchange or redeem shares received by the Transfer Agent or other entity authorized to receive orders on behalf of a Fund before 4:00 p.m., Eastern time, on each day that the NYSE is open for regular business (a “business day”) are effective, and will receive the price next determined, on that business day. The NAV of a Fund is calculated two times each business day, at 12:00 noon and 4:00 p.m., Eastern time. Investment, exchange or redemption requests received after 4:00 p.m., Eastern time, are effective, and receive the first share price determined, on the next business day.

            Dreyfus  TeleTransfer Privilege. You may purchase Fund shares by telephone or online if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House (“ACH”) member may be so designated.

Dreyfus TeleTransfer purchase orders may be made at any time. If purchase orders are received by 4:00 p.m., Eastern time, on any day that the Transfer Agent and the NYSE are open for regular business, Fund shares will be purchased at the share price determined on that day. If purchase orders are made after 4:00 p.m. Eastern time, on any day the Transfer Agent and the NYSE are open for regular business, or made on Saturday, Sunday or any Fund holiday (e.g., when the NYSE is not open for business), Fund shares will be purchased at the share price determined on the next business day following such purchase order. To qualify to use the Dreyfus TeleTransfer  Privilege, the initial payment for purchase of shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be sent to an account at any other bank, the request must be in writing and signature-guaranteed. See “How to Redeem Shares – Dreyfus TeleTransfer Privilege”. Each Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders.  No such fee currently is contemplated.

            Reopening an Account. An investor may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

            In-Kind Purchases. If the following conditions are satisfied, a Fund may at its discretion, permit the purchase of shares through an “in-kind” exchange of securities. Any securities exchanged must meet the investment objective, policies and limitations of the Fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least equal to $25,000. Shares purchased in exchange for securities generally cannot be redeemed for fifteen days following the exchange in order to allow time for the transfer to settle.

            The basis of the exchange will depend upon the relative NAV of the shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Fund and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities. For further information about “in-kind” purchases, call 1-800-645-6561.

HOW TO REDEEM SHARES

            General. You may request redemption of Fund shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form by the Transfer Agent or other entity authorized to receive orders on behalf of a Fund, the Fund will redeem the shares at the next determined NAV as described below.

You will be charged $5.00 when you redeem all shares in your account or your account is otherwise closed out (unless you have held California Fund shares since November 20, 1995, Massachusetts Fund shares since May 8, 1996 or New York Fund shares since December 8, 1995). The fee will be deducted from your redemption proceeds and paid to the Transfer Agent. The account closeout fee does not apply to exchanges out of a Fund or to wire or Dreyfus TeleTransfer  redemptions, for each of which a $5.00 fee may apply.  However, a Fund will waive this fee if the closing balance in the shareholder’s account on the business day immediately preceding the effective date of such transaction is $50,000 or more. Service Agents may charge a fee for effecting redemptions of a Fund’s shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the Fund’s then current NAV.

A Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC. However, if you have purchased Fund shares by check or by the Dreyfus TeleTransfer  Privilege and subsequently submit a written redemption request to the Transfer Agent, the Fund may delay the redemption of such shares for a period of up to eight business days after the purchase of such shares. In addition, the Funds will not honor redemption checks (“Checks”) under the Checkwriting Privilege, and will reject requests to redeem shares by wire, telephone, online or pursuant to the Dreyfus TeleTransfer  Privilege, for a period of up to eight business days after receipt by the Transfer Agent of the purchase check or the Dreyfus TeleTransfer  purchase order against which such redemption is requested. These procedures will not apply if your shares were purchased by wire payment, or you otherwise have a sufficient collected balance in your account to cover the redemption request.  Prior to the time any redemption is effective, dividends on such shares will accrue and be payable, and you will be entitled to exercise all other rights of beneficial ownership. Fund shares may not be redeemed until the Transfer Agent has received your Account Application.

Procedures. You may redeem shares by using the regular redemption procedure through the Transfer Agent, or through the Telephone Redemption Privilege or the Checkwriting Privilege, which are granted automatically unless you specifically refuse them by checking the applicable “No” box on the Account Application. The Telephone Redemption Privilege and the Checkwriting Privilege may be established for an existing account by a separate signed Shareholder Services Form, or with respect to the Telephone Redemption Privilege, by oral request from any of the authorized signatories on the account by calling 1-800-645-6561. You also may redeem shares through the Wire Redemption Privilege, or the Dreyfus TeleTransfer  Privilege, if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. Other redemption procedures may be in effect for clients of certain Service Agents and institutions. Each Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities. Each Fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. Each Fund may modify or terminate any redemption Privilege at any time. Shares for which certificates have been issued are not eligible for the Checkwriting, Wire Redemption, Telephone Redemption or Dreyfus TeleTransfer Privilege.

The Telephone Redemption Privilege, the Wire Redemption Privilege, the Dreyfus TeleTransfer  Privilege, or Telephone Exchange Privilege authorizes the Transfer Agent to act on telephone instructions (including the Dreyfus Express® voice response telephone system) from any person representing himself or herself to be you, or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. The Funds will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Funds or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Funds nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or an exchange of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used.

Regular Redemption. Under the regular redemption procedure, you may redeem your shares by written request mailed to The Dreyfus Family of Funds, P.O. Box 55263, Boston, Massachusetts 02205-5263. Redemption requests may be delivered in person only to a Dreyfus Financial Center. These requests will be forwarded to the appropriate Fund and will be processed only upon receipt thereby. For the location of the nearest financial center, you should call the telephone number listed on the cover of this Statement of Additional Information. Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the NYSE Medallion Signature Program, the Securities Transfer Agents Medallion Program (“STAMP”), and the Stock Exchanges Medallion Program.

Redemption proceeds of at least $5,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.

            Checkwriting Privilege. You may write Checks drawn on a Fund account. Each Fund provides Checks automatically upon opening an account, unless you specifically refuse the Checkwriting Privilege by checking the applicable “No” box on the Account Application.  Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Checkwriting Privilege may be established for an existing account by a separate signed Shareholder Services Form. The Account Application or Shareholder Services Form must be manually signed by the registered owner(s). Checks are drawn on your account and may be made payable to the order of any person in an amount of $1,000 or more ($500 for shareholders who have held California Fund shares since November 20, 1995, Massachusetts Fund shares since May 8, 1996 or New York Fund shares or since December 8, 1995). An investor (other than one who has held California Fund shares since November 20, 1995, Massachusetts Fund shares since May 8, 1996 or New York Fund shares since December 8, 1995) will be charged $2.00 for each Check redemption. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as the investor’s agent, will cause the Fund to redeem a sufficient number of full or fractional shares in the investor’s account to cover the amount of the Check and the $2.00 charge. The fee will be waived if the closing balance in the shareholder’s account on the business day immediately preceding the effective date of the transaction is $50,000 or more. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to the investor. Investors generally will be subject to the same rules and regulations that apply to checking accounts, although election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.

            If the amount of the Check, plus any applicable charges, is greater than the value of the shares in an investor’s account, the Check will be returned marked insufficient funds. Checks should not be used to close an account. Checks are free but the Transfer Agent will impose a fee for stopping payment of a Check upon request or if the Transfer Agent cannot honor a Check because of insufficient funds or other valid reason. Such fees are not subject to waiver based on account balance or other factors. A Fund may return an unpaid Check that would draw your account balance below $5.00 and you may be subject to extra charges. Investors should date Checks with the current date when writing them. Please do not postdate Checks. If Checks are postdated, the Transfer Agent will honor, upon presentment, even if presented before the date of the Check, all postdated Checks which are dated within six months of presentment for payment, if they are otherwise in good order.

            Wire Redemption Privilege. By using this Privilege, the investor authorizes the Transfer Agent to act on telephone, letter or online redemption instructions from any person representing himself or herself to be the investor, or a representative of the investor’s Agent, and reasonably believed by the Transfer Agent to be genuine. An investor (other than one who has held California Fund shares since November 20, 1995, Massachusetts Fund shares since May 8, 1996 or New York Fund shares since December 8, 1995) will be charged a $5.00 fee for each wire redemption, which will be deducted from the investor’s account and paid to the Transfer Agent. However, a Fund will waive the fee if the closing balance in the shareholder’s account on the business day immediately preceding the effective date of such transaction is $50,000 or more.  Ordinarily, a Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt by the Transfer Agent of the redemption request in proper form.  Redemption proceeds ($5,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form, or to a correspondent bank if the investor’s bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and are usually borne by the investor.  Immediate notification by the correspondent bank to the investor’s bank is necessary to avoid a delay in crediting the funds to the investor’s bank account.

To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under “Share Certificates: Signatures”.

Telephone or Online Redemption Privilege. You may request by telephone or online that redemption proceeds (maximum $250,000 per day) be paid by check and mailed to your address. You may telephone redemption instructions by calling 1-800-645-6561 or, if calling from overseas, 516-794-5452. This privilege is granted automatically unless you specifically refuse it.

Dreyfus TeleTransfer Privilege. You may request by telephone or online that redemption proceeds (minimum $1,000 per day) be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. Redemption proceeds will be on deposit in the investor’s account at an ACH member bank ordinarily two business days after receipt of the redemption request. An investor (other than one who has held California Fund shares since November 20, 1995, Massachusetts Fund shares since May 8, 1996 or New York Fund shares since December 8, 1995) will be charged a $5.00 fee for each redemption effected pursuant to this Privilege, which will be deducted from the investor’s account and paid to the Transfer Agent. The fee will be waived if the closing balance in the shareholder’s account on the business day immediately preceding the effective date of the transaction is $50,000 or more. Investors should be aware that if they have selected the Dreyfus TeleTransfer  Privilege, any request for a Dreyfus TeleTransfer  transaction will be effected through the ACH system unless more prompt transmittal specifically is requested.

            Share Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. A fee may be imposed to replace lost or stolen certificates, or certificates that were never received. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations as well as from participants in the NYSE Medallion Signature Program, STAMP, and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and “Signature-Guaranteed” must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

            Redemption Commitment. The Trust has committed itself to pay in cash all redemption requests by any shareholder of record of a Fund, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund’s net assets at the beginning of such period.  Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption from a Fund in excess of such amount, the Board of Trustees reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund’s portfolio is valued.  If the recipient sold such securities, brokerage charges would be incurred.

            Suspension of Redemptions. The right to redeem Fund shares may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary weekend or holiday closings); (b) when trading in the markets the Trust normally uses is restricted or when an emergency exists as determined by the SEC so that disposal of a Fund’s investments or determination of its NAV is not reasonably practicable, or (c) for such other periods as the SEC, by order, may permit for protection of a Fund’s shareholders.

SHAREHOLDER SERVICES

Fund Exchanges. You may purchase, in exchange for shares of a Fund, shares of certain other funds in the Dreyfus Family of Funds, to the extent such shares are offered for sale in your state of residence. Investors (other than those who have held California Fund shares since November 20, 1995, Massachusetts Fund shares since May 8, 1996 or New York Fund shares since December 8, 1995) will be charged a $5.00 fee for each exchange made out of a Fund, which will be deducted from the investor’s account and paid to the Transfer Agent. The fee will be waived if the closing balance in the shareholder’s account on the business day immediately preceding the effective date of the transaction is $50,000 or more.

            Shares of other funds purchased by exchange will be purchased on the basis of relative NAV per share as follows:

                        A.        Exchanges for shares of funds that are offered without a sales load will be made without a sales load.

                        B.        Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

                        C.        Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

                        D.        Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as “Purchased Shares”) may be exchanged for shares of other funds sold with a sales load (referred to herein as “Offered Shares”), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference may be deducted.

To accomplish an exchange under item D above, shareholders must notify the Transfer Agent of their prior ownership of fund shares and their account number. Any such exchange is subject to confirmation of a shareholder’s holdings through a check of appropriate records.

To request an exchange, an investor, or the investor’s Service Agent acting on the investor’s behalf, must give exchange instructions to the Transfer Agent in writing, by telephone or online. Before any exchange, investors must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-645-6561. The shares being exchanged must have a current value of at least $1,000; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. The ability to issue exchange instructions by telephone or online is given to all Fund shareholders automatically, unless the investor checks the applicable “No” box on the Account Application, indicating that the investor specifically refuses this privilege. This privilege may be established for an existing account by written request signed by all shareholders on the account, by a separate signed Shareholder Services Form, available by calling 1-800-645-6561, or by oral request from any of the authorized signatories on the account, also by calling 1-800-645-6561. Investors who have previously established this privilege may telephone exchange instructions (including over the Dreyfus Express® voice response telephone system) by calling 1-800-645-6561. If calling from overseas, investors may call 516-794-5452. Upon an exchange into a new account, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made: Exchange Privilege, Checkwriting Privilege, Wire Redemption Privilege, Telephone Redemption Privilege, Dreyfus TeleTransfer Privilege and the dividends and distributions payment option (except for Dividend Sweep) selected by the investor.

            By using this privilege, the investor authorizes the Transfer Agent to act on telephonic and online instructions (including over the Dreyfus Express® voice response telephone system) from any person representing himself or herself to be the investor or a representative of the investor’s Agent, and reasonably believed by the Transfer Agent to be genuine. Exchanges may be subject to limitations as to the amount involved. Shares issued in certificate form are not eligible for exchange. Exchanges out of a Fund pursuant to Fund Exchanges are limited to four per calendar year. The California Fund, the Massachusetts Fund and the New York Fund each reserves the right, upon not less than 60 days’ written notice, to charge shareholders who have held Fund shares since November 20, 1995, May 8, 1996, or December 8, 1995, respectively, a nominal fee for each exchange in accordance with Rules promulgated by the SEC.

Each Fund reserves the right to reject any exchange request in whole or in part. The availability of fund exchanges may be modified or terminated at any time upon notice to investors.

The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.

            Dividend Options. Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from a Fund in shares of another fund in the Dreyfus Family of Funds of which you are a shareholder. Shares of certain other funds purchased pursuant to this Privilege will be purchased on the basis of relative NAV per share as follows:

                        A.        Dividends and other distributions paid by a fund may be invested without a sales load in shares of other funds that are offered without a sales load.

                        B.        Dividends and other distributions paid by a fund that does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

                        C.        Dividends and distributions paid by a fund that charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as “Offered Shares”), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference may be deducted.

                        D.        Dividends and other distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge (“CDSC”) and the applicable CDSC, if any, will be imposed upon redemption of such shares.

            For more information concerning this Privilege, or to request a Dividend Options Form, investors should call toll free 1-800-645-6561. Investors may cancel their participation in this Privilege by mailing written notification to The Dreyfus Family of Funds, P.O. Box 55263, Boston, Massachusetts 02205-5263. To select a new fund after cancellation, investors must submit a new Dividend Options Form. Enrollment in or cancellation of this Privilege is effective three business days following receipt. This Privilege is available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply. Each Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.

DETERMINATION OF NET ASSET VALUE

            Amortized Cost Pricing. The valuation of each Fund’s portfolio securities is based upon their amortized cost which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument.

            The Board has established, as a particular responsibility within the overall duty of care owed to each Fund’s shareholders, procedures reasonably designed to stabilize each Fund’s price per share as computed for purposes of purchases and redemptions at $1.00. Such procedures include a review of the Fund’s portfolio holdings by the Board, at such intervals as it deems appropriate, to determine whether the Fund’s NAV calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. Market quotations and market equivalents used in such review are obtained from an independent pricing service (the “Service”) approved by the Board. The Service values each Fund’s investments based on methods which include consideration of: yields or prices of municipal obligations of comparable quality, coupon, maturity and type; indications of values from dealers; and general market conditions. The Service also may employ electronic data processing techniques and/or a matrix system to determine valuations.

            The extent of any deviation between a Fund’s NAV based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be examined by the Board. If such deviation exceeds ½%, the Board will consider what actions, if any, will be initiated. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, it has agreed to take such corrective action as it regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing an NAV per share by using available market quotations or market equivalents.

            NYSE Closings. The holidays (as observed) on which the NYSE is currently scheduled to be closed are: New Year’s Day, Dr. Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

DIVIDENDS AND DISTRIBUTIONS

            General. Each Fund ordinarily declares dividends from net investment income on each day that the NYSE is open for business. The Funds’ earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day. Dividends usually are paid on the last calendar day of each month and are automatically reinvested in additional Fund shares at NAV or, at an investor’s option, paid in cash. If an investor redeems all shares in his or her account at any time during the month, all dividends to which the investor is entitled will be paid along with the proceeds of the redemption. If an omnibus accountholder indicates in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all of his or her Fund shares, that portion of the accrued dividends will be paid along with the proceeds of the redemption.  Dividends from net realized short-term capital gains, if any, generally are declared and paid once a year, but a Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. The Funds will not make distributions from net realized capital gains unless capital loss carryovers, if any, have been utilized or have expired. The Funds do not expect to realize any long-term capital gains or losses.  Investors may choose whether to receive dividends in cash or to reinvest them in additional Fund shares at NAV. All expenses are accrued daily and deducted before declaration of dividends to investors.

            Except as provided below, shares of a Fund purchased on a day on which the Fund calculates its NAV will not begin to accrue dividends until the following business day and redemption orders effected on any particular day will receive all dividends declared through the day of redemption. However, if immediately available funds are received by the Transfer Agent prior to 12:00 noon, Eastern time, investors may receive the dividend declared on the day of purchase. Investors will not receive the dividends declared on the day of redemption if a wire redemption order is placed prior to 12:00 noon, Eastern time.

TAXATION

See the prospectus and elsewhere in this SAI to determine which sections of the discussion below apply to your funds.

The following is only a general summary of some of the important federal income tax considerations generally affecting the funds and their shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the funds' activities or to discuss state and local tax matters affecting the funds.  Shareholders are urged to consult their own tax advisors for more detailed information concerning the tax implications of investments in the funds.

Taxation of the Funds. Each fund intends to qualify for treatment as a regulated investment company ("RIC") under the Code and intends to continue to so qualify if such qualification is in the best interests of its shareholders.  To qualify as a RIC, a fund must, among other things: (a) derive in each taxable year (the "gross income test") at least 90% of its gross income from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies, and (ii) net income from interests in "qualified publicly traded partnerships" ("QPTPs") (as defined in the Code); (b) diversify its holdings (the "asset diversification test") so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of a single issuer, two or more issuers that the fund controls and that are engaged in the same, similar or related trades or businesses or one or more QPTPs; and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (determined without regard to the dividends paid deduction) and net tax-exempt interest income, if any, for such year.

Pursuant to the recently enacted Regulated Investment Company Modernization Act of 2010 (the "Modernization Act"), a RIC that fails the gross income test for a taxable year shall nevertheless be considered to have satisfied the test for such year if (i) the RIC satisfies certain procedural requirements, and (ii) the RIC's failure to satisfy the gross income test is due to reasonable cause and not due to willful neglect. However, in such case, a tax is imposed on the RIC for the taxable year in which, absent the application of the above cure provision, it would have failed the gross income test equal to the amount by which (x) the RIC's non-qualifying gross income exceeds (y) one-ninth of the RIC's qualifying gross income, each as determined for purposes of applying the gross income test for such year.

Also pursuant to the Modernization Act, a RIC that fails the asset diversification test as of the end of a quarter shall nevertheless be considered to have satisfied the test as of the end of such quarter in the following circumstances. If the RIC's failure to satisfy the asset diversification test at the end of the quarter is due to the ownership of assets the total value of which does not exceed the lesser of (i) one percent of the total value of the RIC's assets at the end of such quarter and (ii) $10,000,000 (a "de minimis failure"), the RIC shall be considered to have satisfied the asset diversification test as of the end of such quarter if, within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of assets in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test.

In the case of a failure to satisfy the asset diversification test at the end of a quarter under circumstances that do not constitute a de minimis failure, a RIC shall nevertheless be considered to have satisfied the asset diversification test as of the end of such quarter if (i) the RIC satisfies certain procedural requirements; (ii) the RIC's failure to satisfy the asset diversification test is due to reasonable cause and not due to willful neglect; and (iii) within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of the assets that caused the asset diversification failure, or otherwise satisfies the asset diversification test. However, in such case, a tax is imposed on the RIC, at the current rate of 35%, on the net income generated by the assets that caused the RIC to fail the asset diversification test during the period for which the asset diversification test was not met.  In all events, however, such tax will not be less than $50,000.

As a RIC, a fund will pay no federal income tax on its net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code.  If a fund were to fail to qualify as a RIC in any taxable year, the fund would be subject to tax on its taxable income at corporate rates, and all distributions from current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and, for taxable years beginning before January 1, 2013 (unless such date is extended by future legislation), may be eligible for a 15% preferential maximum tax rate in the case of shareholders taxed as individuals, provided in both cases, the shareholder meets certain holding period and other requirements in respect of the fund's shares (as described below).  In addition, a fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

A nondeductible excise tax at a rate of 4% will be imposed on the excess, if any, of a fund's "required distribution" over its actual distributions in any calendar year.  Generally, the required distribution is 98% of a fund's ordinary income for the calendar year plus 98% (98.2% for calendar years after 2010) of its capital gain net income, determined under prescribed rules for this purpose, recognized during the one-year period ending on October 31st of such year (or December 31st of that year if the fund is permitted to so elect and so elects) plus undistributed amounts from prior years.  Each fund generally intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

Although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a QPTP.  A fund's investments in partnerships, including in QPTPs, may result in a fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Taxation of Fund Distributions (Funds Other Than Municipal or Other Tax-Exempt Funds). For federal income tax purposes, distributions of investment income generally are taxable as ordinary income to the extent of a fund's earnings and profits, regardless of whether you receive your distributions in cash or have them reinvested in additional fund shares.  Taxes on distributions of capital gains are determined by how long a fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares.  In general, a fund will recognize long-term capital gain or loss on assets it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less.  Distributions of "net capital gains," that is, the excess of net long-term capital gains over net short-term capital losses, that are properly characterized by the fund as capital gain dividends ("capital gain dividends") will generally be taxable to a shareholder receiving such distributions as long-term capital gain.  Long-term capital gain rates applicable to individuals have been temporarily reduced, in general to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets, for taxable years beginning before January 1, 2013.  Distributions of net short-term capital gains that exceed net long-term capital losses will generally be taxable as ordinary income. The determination of whether a distribution is from capital gains is generally made taking into account available net capital loss carryforwards, if any.  Under the Modernization Act, if a RIC has a "net capital loss" (that is, capital losses in excess of capital gains) for a taxable year, that portion of the net capital loss consisting of the excess (if any) of the RIC's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the RIC's next taxable year, and that portion of the net capital loss consisting of the excess (if any) of the RIC's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the RIC's next taxable year.  Any such capital losses of a RIC may be carried forward to succeeding taxable years of the RIC without limitation.  Net capital loss carryforwards of a RIC arising in taxable years of the RIC beginning on or before December 22, 2010 (the date of enactment of the Modernization Act) may be applied against any net realized capital gains of the RIC in each succeeding year, or until their respective expiration dates, whichever is first.

Distributions are taxable to shareholders even if they are paid from income or gains earned by a fund before a shareholder's investment (and thus were included in the price the shareholder paid for his or her shares). Distributions are taxable regardless of whether shareholders receive them in cash or in additional shares.  Distributions declared and payable by a fund during October, November or December to shareholders of record on a date in any such month and paid by the fund during the following January generally will be treated for federal tax purposes as paid by the fund and received by shareholders on December 31st of the year in which the distributions are declared rather than the calendar year in which they are received.

A fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained.  In such case, the fund may designate its retained amount as undistributed capital gains in a notice to its shareholders who will be treated as if each received a distribution of his or her pro rata share of such gain, with the result that each shareholder in the fund will (i) be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, (ii) receive a refundable tax credit for his or her pro rata share of tax paid by the fund on the gain and (iii) increase the tax basis for his or her shares in the fund by an amount equal to the deemed distribution less the tax credit.

In general, dividends (other than capital gain dividends) paid by a fund to U.S. individual shareholders may be eligible for the 15% preferential maximum tax rate to the extent that the fund's income consists of dividends paid by U.S. corporations and certain "qualified foreign corporations" on shares that have been held by the fund for at least 61 days during the 121-day period commencing 60 days before the shares become ex-dividend. Dividends paid on shares held by a fund will not be taken into account in determining the applicability of the preferential maximum tax rate to the extent that the fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Dividends paid by REITs are not generally eligible for the preferential maximum tax rate.  Further, a "qualified foreign corporation" does not include any foreign corporation, which for its taxable year in which its dividend was paid, or the preceding taxable year, is a passive foreign investment company. Unless extended, this favorable provision will expire on December 31, 2012, and ordinary dividends will again be taxed at tax rates applicable to ordinary income.  In order to be eligible for the preferential rate, the shareholder in the fund must have held his or her shares in the fund for at least 61 days during the 121-day period commencing 60 days before the fund shares become ex-dividend.  Additional restrictions on a shareholder's qualification for the preferential rate may apply.

In general, dividends (other than capital gain dividends) paid by a fund to U.S. corporate shareholders may be eligible for the dividends received deduction to the extent that the fund's income consists of dividends paid by U.S. corporations (other than REITs) on shares that have been held by the fund for at least 46 days during the 91-day period commencing 45 days before the shares become ex-dividend.  Dividends paid on shares held by a fund will not be taken into account for this purpose if the stock on which the dividend is paid is considered to be "debt-financed" (generally, acquired with borrowed funds), or to the extent that the fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property.  Moreover, the dividend received deduction may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing holding period and other requirements with respect to its shares of the fund or by application of the Code.

If a fund makes a distribution that is or is considered to be in excess of its current and accumulated "earnings and profits" for the relevant period, the excess distribution will be treated as a return of capital to the extent of a shareholder's tax basis in his or her shares, and thereafter as capital gain.  A return of capital is not taxable, but it reduces a shareholder's basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

Many states grant tax-free status to dividends paid to shareholders of RICs from interest income earned by the fund from direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by the fund. At the end of each calendar year, as applicable, shareholders will be provided with the percentage of any dividends paid that may qualify for such tax-free treatment.  Shareholders should then consult with their tax advisors with respect to the application of state and local laws to these distributions.

Sale, Exchange or Redemption of Shares. A sale, exchange or redemption of shares in a fund will give rise to a gain or loss.  Any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months.  Otherwise, the gain or loss on the taxable disposition of fund shares will be treated as short-term capital gain or loss.

However, any loss realized upon a taxable disposition of fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any capital gain dividends received (or deemed received) by the shareholder with respect to the shares.  Further, all or a portion of any loss realized upon a taxable disposition of fund shares will be disallowed if other substantially identical shares of the fund are purchased (including by means of a dividend reinvestment plan) within 30 days before or after the disposition.  In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

As discussed below under "Funds Investing in Municipal Securities," any loss realized upon a taxable disposition of shares in a municipal or other tax-exempt fund that have been held for six months or less will be disallowed to the extent of any exempt-interest dividends received (or deemed received) by the shareholder with respect to the shares.  Under the Modernization Act, this loss disallowance rule, however, does not apply with respect to a regular dividend paid by a RIC which declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis.

Generally, if a shareholder sells or redeems shares of a fund within 90 days of their original acquisition, the shareholder cannot claim a loss on the original shares attributable to the amount of their load charge if the load charge is reduced or waived on a future purchase of shares of any fund (on account of the prior load charge), but instead is required to reduce the basis of the original shares by the amount of their load charge and carry over that amount to increase the basis of the newly acquired fund shares. Under the Modernization Act, this rule applies only if the acquisition of the new fund shares occurs on or before January 31 of the calendar year following the year in which the original shares were sold or redeemed.

If a shareholder recognizes a loss with respect to a fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.  Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper.  Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Legislation passed by Congress in 2008 requires the funds (or their administrative agent) to report to the IRS and furnish to fund shareholders the cost basis information and holding period for fund shares purchased on or after January 1, 2012, and redeemed on or after that date.  The funds will permit fund shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, the funds will use a default cost basis method that has not yet been determined. The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption.  Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

Passive Foreign Investment Companies. Funds that invest in foreign securities may own shares in certain foreign entities that are treated as "passive foreign investment companies" ("PFICs"), which could potentially subject such a fund to U.S. federal income tax (including interest charges) on distributions received from the PFIC or gains from a disposition of shares in the PFIC. To avoid this treatment, each fund owning PFIC shares intends to make an election to mark the gains (and to a limited extent losses) in a PFIC "to the market" as though it had sold and repurchased its holdings in the PFIC on the last day of the fund's taxable year.  Such gains and losses are treated as ordinary income and loss. Alternatively, a fund may in certain cases elect to treat a PFIC as a "qualified electing fund" (i.e., make a "QEF election"), in which case that fund will be required to include in its income annually its share of the PFIC's income and net capital gains, regardless of whether the fund receives any distribution from the PFIC.

The mark-to-market and QEF elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a fund to avoid taxation.  Making either of these elections therefore may require a fund to liquidate investments (including when it is not advantageous to do so) to meet its distribution requirements, which also may accelerate the recognition of gain and affect the fund's total return.  Dividends paid by PFICs generally will not be eligible to be treated as qualified dividend income.

Non-U.S. Taxes. Investment income that may be received by a fund from sources within foreign countries may be subject to foreign taxes. Tax treaties between the United States and certain countries may reduce or eliminate such taxes. If more than 50% of the value of a fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, or, as provided in the Modernization Act, if at least 50% of the value of a fund's total assets at the close of each quarter of its taxable year is represented by interests in other RICs (such as a Fund of Funds), that fund may elect to "pass through" to its shareholders the amount of foreign taxes paid or deemed paid by that fund.  If that fund so elects, each of its shareholders would be required to include in gross income, even though not actually received, his or her pro rata share of the foreign taxes paid or deemed paid by that fund, but would be treated as having paid his or her pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his or her pro rata share of such foreign taxes plus the portion of dividends received from the fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions.  In certain circumstances, a shareholder that (i) has held shares of the fund for less than a specified minimum period during which it is not protected from risk of loss or (ii) is obligated to make payments related to the dividends will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares.  Additionally, the fund must also meet this holding period requirement with respect to its foreign stocks and securities in order for "creditable" taxes to flow-through.  Each shareholder should consult his or her own tax advisor regarding the potential application of foreign tax credits.

Foreign Currency Transactions. Gains or losses attributable to fluctuations in exchange rates between the time a fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time that fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss.  Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, also are treated as ordinary income or loss.

Financial Products. A fund's investments in options, futures contracts, forward contracts, swaps and derivatives, as well as any of its other hedging, short sale or similar transactions, may be subject to one or more special tax rules (including notional principal contract, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the fund (including, potentially, without a corresponding receipt of cash with which to make required distributions), defer fund losses, cause adjustments in the holding periods of fund securities, convert capital gains into ordinary income, render dividends that would otherwise be eligible for the dividends received deduction or a preferential rate of taxation ineligible for such treatment, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses.  These rules could therefore affect the amount, timing and character of distributions to shareholders of a fund.  In addition, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the applicable requirements, to maintain its qualification as a RIC and avoid fund-level taxation.

Securities Issued or Purchased at a Discount and Payment-in-Kind Securities. A fund's investments, if any, in securities issued or purchased at a discount, as well as certain other securities (including zero coupon obligations and certain redeemable preferred stock), may require the fund to accrue and distribute income not yet received.  Similarly, a fund's investment in payment-in-kind securities will give rise to income which is required to be distributed even though the fund receives no payment in cash on the security during the year.  In order to generate sufficient cash to make its requisite distributions, a fund may be required to borrow money or sell securities in its portfolio that it otherwise would have continued to hold.

Inflation-Indexed Treasury Securities. The taxation of inflation-indexed Treasury securities is similar to the taxation of conventional bonds.  Both interest payments and the difference between original principal and the inflation-adjusted principal will be treated as interest income subject to taxation.  Interest payments are taxable when received or accrued.  The inflation adjustment to the principal is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received.  Accordingly, as in the case of securities issued or purchased at a discount and zero coupon obligations, a fund’s investments in inflation-indexed Treasury securities may require the fund to accrue and distribute income not yet received.  Decreases in the indexed principal can be deducted only from current or previous interest payments reported as income.  If inflation-indexed Treasury securities are sold prior to maturity, capital losses or gains are realized in the same manner as traditional debt instruments.

Certain Higher-Risk and High Yield Securities. A fund may invest in lower-quality fixed income securities, including debt obligations of issuers not currently paying interest or that are in default.  Investments in debt obligations that are at risk of or are in default present special tax issues for a fund.  Tax rules are not entirely clear on the treatment of such debt obligations, including as to whether and to what extent a fund should recognize market discount on such a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund shall allocate payments received on obligations in default between principal and interest.  These and other related issues will be addressed by each fund if it invests in such securities as part of the fund's efforts to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Funds Investing in Municipal Securities (Municipal or Other Tax-Exempt Funds). It is anticipated that substantially all of the income dividends to be paid by municipal or other tax-exempt funds that invest substantially all of their assets in municipal securities will be exempt from federal income taxes.  It is possible, however, that a portion of the income dividends from such funds will not be exempt from federal income taxes.  Municipal or other tax-exempt funds may realize capital gains from the sale or other disposition of municipal securities or other securities.  Distributions by such funds of capital gains will be treated in the same manner as described under “Taxation of Fund Distributions.” Recipients of social security and/or certain railroad retirement benefits who receive income dividends from municipal bond or other tax-exempt funds may have to pay taxes on a portion of their benefits.  Shareholders will receive a Form 1099-DIV, Form 1099-INT or other IRS forms, as required, reporting the taxability of all dividends.  Certain municipal or other tax-exempt funds may invest in municipal securities the income from which is subject to AMT.  Such funds will advise shareholders of the percentage of dividends, if any, which should be included in the computation of AMT.

Because the income dividends of municipal or other tax-exempt funds are expected to be derived from tax-exempt interest on municipal securities, any interest on money a shareholder of such a fund borrows that is directly or indirectly used to purchase shares in the fund is not deductible. Further, entities or persons that are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds or industrial development bonds should consult their tax advisors before purchasing shares of these funds. The income from such bonds may not be tax-exempt for such substantial users. There also may be collateral federal income tax consequences regarding the receipt of dividends exempt from federal income tax by shareholders such as S corporations, financial institutions and property and casualty insurance companies. A shareholder falling into any such category should consult its tax adviser concerning its investment in a fund that is intended to generate dividends exempt from federal income tax.

Any loss realized upon a taxable disposition of shares in a municipal or other tax-exempt fund that have been held for six months or less will be disallowed to the extent of any exempt-interest dividends received (or deemed received) by the shareholder with respect to the shares.  Under the Modernization Act, this loss disallowance rule, however, does not apply with respect to a regular dividend paid by a RIC which declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis.

Under the Modernization Act, if at least 50% of the value of a fund's total assets at the close of each quarter of its taxable year is represented by interests in other RICs (such as a Fund of Funds), the fund may pass through to its shareholders its exempt interest income in the form of dividends that are exempt from federal income tax.

Proposals have been and may be introduced before Congress that would restrict or eliminate the federal income tax exemption of interest on municipal securities. If such a proposal were enacted, the availability of such securities for investment by a fund that would otherwise invest in tax-exempt securities and the value of such a fund's portfolio would be affected.  In that event, such a fund would reevaluate its investment objective and policies.

The treatment under state and local tax law of dividends from a fund that invests in municipal securities may differ from the federal income tax treatment of such dividends under the Code.

Investing in Mortgage Entities. Special tax rules may apply to the investments by a fund in entities which invest in or finance mortgage debt.  Such investments include residual interests in REMICs and interests in a REIT which qualifies as a taxable mortgage pool under the Code or has a qualified REIT subsidiary that is a taxable mortgage pool under the Code. Although it is the practice of each fund not to make such investments, there is no guarantee that a fund will be able to sustain this practice or avoid an inadvertent investment.

Such investments may result in a fund receiving excess inclusion income ("EII") in which case a portion of its distributions will be characterized as EII and shareholders receiving such distributions, including shares held through nominee accounts, will be deemed to have received EII. This can result in the funds being required to pay tax on the portion of its EII that is allocated to disqualified organizations, including certain cooperatives, agencies or instrumentalities of a government or international organization, and tax-exempt organizations that are not subject to tax on unrelated business taxable income ("UBTI").  In addition, such amounts generally cannot be offset by net operating losses, will be treated as UBTI to tax-exempt organizations that are not disqualified organizations, and will be subject to a 30% withholding tax for shareholders who are not U.S. persons, notwithstanding any otherwise applicable exemptions or rate reductions in any relevant tax treaties.

Special tax consequences also apply where charitable remainder trusts invest in RICs that invest directly or indirectly in residual interests in REMICs or in taxable mortgage pools.  Furthermore, any investment in residual interests of a REMIC can create complex tax consequences to both a fund and its shareholders, especially if a fund has state or local governments or other tax-exempt organizations as shareholders.

Tax-Exempt Shareholders. Under current law, each fund serves to "block" (that is, prevent the attribution to shareholders of) UBTI from being realized by its tax-exempt shareholders (including, among others, individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities). Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a fund if shares in the fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code. As noted above, a tax-exempt shareholder may also recognize UBTI if a fund recognizes EII derived from direct or indirect investments in residual interests in REMICs or taxable mortgage pools. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Section 664 of the Code) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

Backup Withholding. Each fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to a shareholder who fails to properly furnish the fund with a correct taxpayer identification number ("TIN"), who has under-reported dividend or interest income, or who fails to certify to the applicable fund that he or she is not subject to such withholding. Corporate shareholders, certain foreign persons and other shareholders specified in the Code and applicable regulations are generally exempt from backup withholding, but may need to provide documentation to the fund to establish such exemption.

Backup withholding is not an additional tax.  Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Foreign (Non-U.S.) Shareholders. Dividends paid by a fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty, if any, to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or other applicable tax form certifying its entitlement to benefits under a treaty.  The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder's conduct of a trade or business within the United States.  Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or, if applicable, a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to back-up withholding at the appropriate rate.  All non-U.S. shareholders should consult their tax advisors to determine the appropriate tax forms to provide to a fund to claim a reduced rate or exemption from U.S. federal withholding taxes, and the proper completion of those forms.

In general, and subject to the exceptions described below, U.S. withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends or upon the sale or other disposition of shares of a fund.

For non-U.S. shareholders of a fund, a distribution by a fund that is attributable to the fund's receipt of certain capital gain distributions from a REIT and, for calendar years before 2012, gains from sales or exchanges of "United States real property interests" ("USRPIs") generally will be treated as "effectively connected" real property gain that is subject to tax in the hands of the non-U.S. shareholder at the graduated rates applicable to U.S. shareholders (subject to a special alternative minimum tax in the case of nonresident alien individuals), a potential 30% branch profits tax in the hands of a non-U.S. shareholder that is a corporation and a 35% withholding tax (which can be credited against the non-U.S. shareholder's direct U.S. tax liabilities) if the fund is a "United States real property holding corporation" (as such term is defined in the Code, and referred to herein as a "USRPHC") or would be but for the operation of certain exclusions. An exception to such treatment is provided if the non-U.S. shareholder has not owned more than 5% of the class of stock of the fund in respect of which the distribution was made at any time during the one-year period ending on the date of the distribution.  In that case, the distribution generally is treated as an ordinary dividend subject to U.S. withholding tax at the rate of 30% (or lower treaty rate).  In addition, non-U.S. shareholders may be subject to certain tax filing requirements if the fund is a USRPHC.

Gains from the disposition of fund shares by a non-U.S. shareholder will be subject to withholding tax and treated as income effectively connected to a U.S. trade or business if at any time during the five-year period ending on the date of disposition (or if shorter, the non-U.S. shareholder's holding period for the shares), the fund was a USRPHC and the foreign shareholder actually or constructively held more than 5% of the outstanding shares of the fund.  Notwithstanding the foregoing, gains recognized upon a disposition of fund shares in calendar years before 2012 will not be subject to U.S. income or withholding taxes if the fund is "domestically controlled" (as such term is defined in the Code).

Non-U.S. shareholders that engage in certain "wash sale" and/or substitute dividend payment transactions the effect of which is to avoid the receipt of distributions from a fund that would be treated as gain effectively connected with a U.S. trade or business generally will be treated as having received such distributions. All shareholders of a fund should consult their tax advisors regarding the application of the foregoing rule.

For calendar years before 2012, a distribution of a USRPI in redemption of a non-U.S. shareholder's shares of a fund generally will cause that fund to recognize gain if the fund is considered "domestically controlled."  If a fund is required to recognize gain, the amount of gain recognized will equal a percentage of the excess of the fair market value of the distributed USRPI over the fund's adjusted basis in the distributed USRPI, with such percentage based on the greatest foreign ownership percentage of the fund during the five-year period ending on the date of the redemption.

For taxable years of RICs beginning before January 1, 2012, properly-designated dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of a fund's "qualified net interest income" (generally, the fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of a fund's "qualified short-term capital gains" (generally, the excess of the fund's net short-term capital gain over the fund's long-term capital loss for such taxable year).  However, depending on its circumstances, a fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding.  In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or other applicable form).  In the case of shares held through an intermediary, the intermediary may withhold even if a fund designates the payment as qualified net interest income or qualified short-term capital gain.  Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Under legislation that is generally effective in respect of payments made after December 31, 2012, certain payments of U.S. source interest, dividends, and other fixed or determinable annual or periodical gains, profits and income, as well as gross proceeds from the sale or disposition of property of a type that can produce U.S. source dividends and interest (all such payments, "withholdable payments"), which are made to a "foreign financial institution," which term may include certain non-U.S. shareholders of a fund, may be subject to a 30% withholding tax, if the foreign financial institution does not, among other things, comply, under an agreement with the Secretary of the Treasury or his/her delegate, with prescribed due diligence requirements necessary to determine which of its accounts (including equity interests in the foreign financial institution) are held by specified United States persons or United States owned foreign entities (such accounts, "United States accounts"), and prescribed reporting requirements in respect of its United States accounts.  Further, a 30% withholding tax may apply in respect of payments by a foreign financial institution to certain account holders that do not comply with reasonable information requests aimed at enabling the foreign financial institution to identify its United States accounts and meet applicable reporting obligations. The legislation further imposes a 30% withholding tax on certain payments to non-financial foreign entities. The scope of this legislation is not entirely clear and no assurance can be given that some or all of the income of a fund and certain of its shareholders will not be subject to any of the new withholding taxes or that information will not be required to be reported to the IRS in respect of a shareholder's interest in a fund. To comply with the requirements of the legislation, a fund may, in appropriate circumstances, require shareholders to provide information and tax documentation regarding their direct and indirect owners.

The legislation also imposes information reporting requirements on individuals (and, to the extent provided in future regulations, certain domestic entities) that hold any interest in a "specified foreign financial asset" if the aggregate value of all such assets held by such individual exceeds $50,000. Significant penalties can apply upon a failure to make the required disclosure and in respect of understatements of tax attributable to undisclosed foreign financial assets. This information reporting requirement is generally applicable for taxable years beginning after March 18, 2010. The scope of this reporting requirement is not entirely clear and all shareholders should consult their own tax advisors as to whether reporting may be required in respect of their indirect interests in the investments of a fund.

All non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a fund.

Other Tax Matters. Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of a fund as an investment through such plans and the precise effect of such an investment in their particular tax situation.

Dividends, distributions and gains from the sale of fund shares may be subject to state, local and foreign taxes.  Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state, local and, where applicable, foreign taxes.

PORTFOLIO TRANSACTIONS

General. Dreyfus assumes general supervision over the placement of securities purchase and sale orders on behalf of the funds it manages. In cases where Dreyfus or a fund employs a sub-adviser, the sub-adviser, under the supervision of Dreyfus, places orders on behalf of the applicable fund(s) for the purchase and sale of portfolio securities.

Certain funds are managed by dual employees of Dreyfus and an affiliated entity in the BNY Mellon organization. Funds managed by dual employees use the research and trading facilities, and are subject to the internal policies and procedures, of the affiliated entity. In this regard, Dreyfus places orders on behalf of those funds for the purchase and sale of securities through the trading desk of the affiliated entity, applying the written trade allocation procedures of such affiliate.

Dreyfus (and where applicable, a sub-adviser or Dreyfus affiliate) generally has the authority to select brokers (for equity securities) or dealers (for fixed income securities) and the commission rates or spreads to be paid. Allocation of brokerage transactions, including their frequency, is made in the best judgment of Dreyfus (and where applicable, a sub-adviser or Dreyfus affiliate) and in a manner deemed fair and reasonable to shareholders. The primary consideration in placing portfolio transactions is prompt execution of orders at the most favorable net price. In choosing brokers or dealers, Dreyfus (and where applicable, a sub-adviser or Dreyfus affiliate) evaluates the ability of the broker or dealer to execute the particular transaction (taking into account the market for the security and the size of the order) at the best combination of price and quality of execution.

In general, brokers or dealers involved in the execution of portfolio transactions on behalf of a fund are selected on the basis of their professional capability and the value and quality of their services. Dreyfus (and where applicable, a sub-adviser or Dreyfus affiliate) attempts to obtain best execution for the funds by choosing brokers or dealers to execute transactions based on a variety of factors, which may include, but are not limited to, the following: (i) price; (ii) liquidity; (iii) the nature and character of the relevant market for the security to be purchased or sold; (iv) the measured quality and efficiency of the broker’s or dealer’s execution; (v) the broker’s or dealer’s willingness to commit capital; (vi) the reliability of the broker or dealer in trade settlement and clearance; (vii) the level of counter-party risk (i.e., the broker’s or dealer’s financial condition); (viii) the commission rate or the spread; (ix) the value of research provided;  (x) the availability of electronic trade entry and reporting links; and (xi) the size and type of order (i.e., foreign or domestic security, large block, illiquid security).  In selecting brokers or dealers no factor is necessarily determinative; however, at various times and for various reasons, certain factors will be more important than others in determining which broker or dealer to use. Seeking to obtain best execution for all trades takes precedence over all other considerations.

With respect to the receipt of research, the brokers or dealers selected may include those that supplement Dreyfus’ (and where applicable, a sub-adviser’s or Dreyfus affiliate’s) research facilities with statistical data, investment information, economic facts and opinions. Such information may be useful to Dreyfus (and where applicable, a sub-adviser or Dreyfus affiliate) in serving funds or accounts that it advises and, conversely, supplemental information obtained by the placement of business of other clients may be useful to Dreyfus (and where applicable, a sub-adviser or Dreyfus affiliate) in carrying out its obligations to the funds. Information so received is in addition to, and not in lieu of, services required to be performed by Dreyfus (and where applicable, a sub-adviser or Dreyfus affiliate), and Dreyfus’ (and where applicable, a sub-adviser’s or Dreyfus affiliate’s) fees are not reduced as a consequence of the receipt of such supplemental information. Although the receipt of such research services does not reduce Dreyfus’ (and where applicable, a sub-adviser’s or Dreyfus affiliate’s) normal independent research activities, it enables it to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

Under Dreyfus’ (and where applicable, a sub-adviser’s or Dreyfus affiliate’s) procedures, portfolio managers and their corresponding trading desks may seek to aggregate (or "bunch") orders that are placed or received concurrently for more than one fund or account. In some cases, this policy may adversely affect the price paid or received by a fund or an account, or the size of the position obtained or liquidated. As noted above, certain brokers or dealers may be selected because of their ability to handle special executions such as those involving large block trades or broad distributions, provided that the primary consideration of best execution is met.  Generally, when trades are aggregated, each fund or account within the block will receive the same price and commission. However, random allocations of aggregate transactions may be made to minimize custodial transaction costs. In addition, at the close of the trading day, when reasonable and practicable, the completed securities of partially filled orders will generally be allocated to each participating fund and account in the proportion that each order bears to the total of all orders (subject to rounding to "round lot" amounts).

To the extent that a fund invests in foreign securities, certain of a fund’s transactions in those securities may not benefit from the negotiated commission rates available to a fund for transactions in securities of domestic issuers. For funds that permit foreign exchange transactions, such transactions are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission.

Dreyfus (and where applicable, a sub-adviser or Dreyfus affiliate) may deem it appropriate for one of its accounts to sell a security while another of its accounts is purchasing the same security. Under such circumstances, Dreyfus (and where applicable, a sub-adviser or Dreyfus affiliate) may arrange to have the purchase and sale transactions effected directly between its accounts ("cross transactions"). Cross transactions will be effected in accordance with procedures adopted pursuant to Rule 17a-7 under the 1940 Act.

Portfolio securities ordinarily are purchased from and sold to parties acting either as principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions, as such, are paid by the fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price.

When transactions are executed in the over-the-counter market (i.e., with dealers), Dreyfus (and where applicable, a sub-adviser or Dreyfus affiliate) will typically deal with the primary market makers unless a more favorable price or execution otherwise is obtainable.

All portfolio transactions of each money market fund are placed on behalf of the fund by Dreyfus. Debt securities purchased and sold by a fund generally are traded on a net basis (i.e., without a commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer makes a market for securities by offering to buy at one price and sell at a slightly higher price.  The difference between the prices is known as a “spread.” Other portfolio transactions may be executed through brokers acting as agent. A fund will pay a spread or commission in connection with such transactions. Dreyfus uses its best efforts to obtain execution of portfolio transactions at prices that are advantageous to a fund and at spreads and commission rates (if any) that are reasonable in relation to the benefits received. Dreyfus also places transactions for other accounts that it provides with investment advice.

When more than one fund or account is simultaneously engaged in the purchase or sale of the same investment instrument, the prices and amounts are allocated in accordance with a formula considered by Dreyfus (and where applicable, a sub-adviser or Dreyfus affiliate) to be equitable to each fund or account. In some cases this system could have a detrimental effect on the price or volume of the investment instrument as far as a fund or account is concerned. In other cases, however, the ability of a fund or account to participate in volume transactions will produce better executions for the fund or account.

When transactions are executed in the over-the-counter market (i.e., with dealers), Dreyfus will typically deal with the primary market makers unless a more favorable price or execution otherwise is obtainable.

            The Funds paid no brokerage commissions for the fiscal years ended June 30, 2010, 2009, and 2008.

            Regular Broker-Dealers. A Fund may acquire securities issued by one or more of its “regular brokers or dealers,” as defined in Rule 10b-1 under the 1940 Act. Rule 10b-1 provides that a “regular broker or dealer” is one of the ten brokers or dealers that, during the Fund’s most recent fiscal year (i) received the greatest dollar amount of brokerage commissions from participating, either directly or indirectly, in the Fund’s portfolio transactions, (ii) engaged as principal in the largest dollar amount of the Fund’s portfolio transactions or (iii) sold the largest dollar amount of the Fund’s securities.  None of the Funds acquired securities of its regular brokers or dealers for the fiscal year ended June 30, 2010.

            Disclosure of Portfolio Holdings. It is policy of Dreyfus to protect the confidentiality of fund portfolio holdings and prevent selective disclosure of non-public information about such holdings. Each fund, or its duly authorized service providers, publicly discloses its holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC.  Each fund, or its duly authorized service providers, may publicly disclose its portfolio holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC.  Each non-money market fund, or its duly authorized service providers, may publicly disclose its complete schedule of portfolio holdings at month-end, with a one-month lag, at www.dreyfus.com. In addition, each money market fund, or its duly authorized service providers, may publicly disclose daily on the website its complete schedule of portfolio holdings as of the end of the previous business day.  Portfolio holdings will remain available on the website until the fund files a Form N-CSR or Form N-Q for the period that includes the date of the posted holdings.

            If a fund’s portfolio holdings are released pursuant to an ongoing arrangements with any party, such Fund must have a legitimate business purpose for doing so, and neither the fund nor Dreyfus or its affiliates may receive any compensation in connection with an arrangement to make available information about the fund’s portfolio holdings. Funds may distribute portfolio holdings to mutual fund evaluation services such as Standard & Poor’s, Morningstar or Lipper Analytical Services; due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds before their public disclosure; and broker-dealers that may be used by the fund, for the purpose of efficient trading and receipt of relevant research, provided that: (a) the recipient does not distribute the portfolio holdings to persons who are likely to use the information for purposes of purchasing or selling fund shares or fund portfolio holdings before the portfolio holdings become public information; and (b) the recipient signs a written confidentiality agreement.

            Funds may also disclose any and all portfolio holdings information to their service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract. These service providers include the fund’s custodian, auditors, investment adviser, administrator, and each of their respective affiliates and advisers.

Disclosure of a Fund’s portfolio holdings may be authorized only by the Trust’s Chief Compliance Officer, and any exceptions to this policy are reported quarterly to the Board.

INFORMATION ABOUT THE FUNDS/TRUST

            Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares are without par value, have no preemptive or subscription rights, and are freely transferable.

            The Trust is a “series fund”, which is a mutual fund divided into separate funds, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one Fund is not deemed to be a shareholder of any other Fund. For certain matters shareholders vote together as a group; as to others they vote separately by Fund.  The Trustees have authority to create an unlimited number of shares of beneficial interest, without par value, in separate series. The Trustees have authority to create additional series at any time in the future without shareholder approval.

            Each share (regardless of class) has one vote. On each matter submitted to a vote of the shareholders, all shares of each Fund or class shall vote together as a single class, except as to any matter for which a separate vote of any Fund or class is required by the 1940 Act and except as to any matter which affects the interest of a particular Fund or class, in which case only the holders of shares of the one or more affected Funds or classes shall be entitled to vote, each as a separate class.

            The assets received by the Trust for the issue or sale of shares of each Fund and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such Fund, and constitute the underlying assets of such Fund. The underlying assets of each Fund are required to be segregated on the books of account, and are to be charged with the expenses in respect to such Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular fund shall be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable, taking into consideration, among other things, the relative sizes of the Fund and the relative difficulty in administering each Fund. Each share of each Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Trustees. Upon any liquidation of a Fund, shareholders thereof are entitled to share pro rata in the net assets belonging to that Fund available for distribution.

            Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Trust to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of Trustees or the appointment of an independent registered public accounting firm. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Trust to hold a special meeting of shareholders for purposes of removing a Trustee from office. Shareholders may remove a Trustee by the affirmative vote of two-thirds of the Trust’s outstanding voting shares. In addition, the Board of Trustees will call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office have been elected by shareholders.

            Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Trust, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series.  Rule 18f-2 exempts the selection of independent accountants and the election of Trustees from the separate voting requirements of Rule 18f-2.

            Each Fund will send annual and semi-annual financial statements to all of its shareholders.

            Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Agreement and Declaration of Trust provides for indemnification from the Trust’s property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility which Dreyfus believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of each fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of such fund.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

            K&L Gates LLP, 1601 K Street, N.W., Washington, D.C. 20006-1600, has passed upon the legality of the shares offered by the Prospectus and this Statement of Additional Information.

            Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, serves as counsel to the non-interested Trustees of the Trust.

            KPMG LLP, 345 Park Avenue, New York, New York 10154, was appointed by the Board of Trustees to serve as each Fund’s independent registered public accounting firm for the year ending June 30, 2011, providing audit services including (1) examination of the annual financial statements, (2) assistance, review and consultation in connection with SEC filings and (3) review of the annual Federal income tax return filed on behalf of each Fund.

APPENDIX A

RISK FACTORS—INVESTING IN CALIFORNIA MUNICIPAL BONDS OBLIGATIONS

The following information is a summary of special factors affecting investments in California Municipal bonds.  It does not purport to be a complete description and is based on information drawn from official statements relating to securities offerings of the State of California (the "State") available as of the date of this Statement of Additional Information.  While the Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material respects.

General Information

Economy.  California's economy, the nation's largest and one of the largest and most diverse in the world, has major sectors in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services. The State, however, experienced a severe economic recession which began in the first quarter of 2008 and ended at some point in the second half of 2009, similar to the rest of the nation.  Personal income fell in the first three quarters of 2009 before increasing moderately in the fourth quarter of that year.  Taxable sales fell sharply in the first half of 2009 before increasing substantially in the fourth quarter of 2009 and the first quarter of 2010.  The State's unemployment rate has increased from 5.9% at the start of 2008 to 12.4% in May 2010.  The national unemployment rate in May 2010 was 9.7%.

During 2008 and most of 2009, the State experienced what was the most significant economic downturn and financial pressure since the Great Depression of the 1930s. As a result of continuing weakness in the State economy, State tax revenues have declined precipitously, resulting in large budget gaps and cash shortfalls.  In less than 11 months, the Legislature and the Governor have adopted three major budget plans, covering Fiscal Years 2008-09 and 2009-10, in response to continuing deterioration in the State's fiscal condition. Over that time, the Legislature enacted some $60 billion in budget solutions, including some revenue increases and borrowing, but consisting primarily of expenditure reductions which have affected almost all State-funded government, education, social services and other programs.  The 2010-2011 May Revision to the proposed Fiscal Year 2010-2011 budget (the "2010-2011 May Revision") includes further reductions to many of those programs.  The State's financial plan continues to be based on a number of assumptions which may not be realized, and further budgetary actions may be needed to maintain a positive balance for the General Fund at the end of Fiscal Year 2010-2011.

The State's economic growth is very modest and the level of unemployment is still very high.  Consequently, baseline General Fund revenues in Fiscal Year 2009-10 are projected to fall by more than 20% from their peak in Fiscal Year 2007-08. Major components of the revenue decline are capital gains taxes ($8 billion), income tax on wages (about $6 billion), tax on other types of income ($7 billion), sales taxes ($10 billion), corporate taxes ($2 billion) and all other taxes (about $1 billion).  Consumer spending driven by easy credit and growth in home values is also not likely to return to prior levels in the foreseeable future.  Revenues will also be affected by the expiration of temporary tax increases enacted in Fiscal Year 2009-10.

The longest and deepest recession in the post-Depression era is most likely over with both the State and national economies appear poised to make modest comebacks. Output of the national economy grew for the third consecutive quarter in the first quarter of 2010, and California payroll employment grew in four of the six consecutive months ending in March 2010.  There are signs that home prices have begun to stabilize and have improved in many regions of the State.  A robust recovery in sales took place between November 2008 and November 2009, as sales were boosted by the first-time homebuyers' tax credit.  The tax credit was initially set to expire at the end of November 2009, but prior to its expiration, it was extended through April 30, 2010. Following the tax credit's extension, there was a moderate rebound in sales in March 2010.

However, some sectors of both economies have yet to show any positive signs and the recovery will probably be moderate and prolonged by historical standards.  In addition, there can be no assurances that the fiscal stress and cash pressures currently facing the State will not continue or become more difficult, or that continuing declines in State tax receipts or other impacts of the current economic recession will not further materially adversely affect the financial condition of the State.

Population.  The State's July 1, 2009 population of about 38.5 million represented over 12% of the total United States population. California's population is concentrated in metropolitan areas.  As of the 2000 census, 97% resided in the 25 major metropolitan statistical areas in the State.  As of July 1, 2009, the 5-county Los Angeles area accounted for 41% of the State's population, with over 18.5 million residents, and the nine-county San Francisco Bay Area represented nearly 20%, with a population of over 7 million.

Recent Developments

Economic Developments. In January 2010, California's projected budget gap for Fiscal Years 2009-10 and 2010-11 was $19.9 billion.  On May 14, 2010, the Governor released the 2010-11 May Revision, which proposes additional solutions to close the remaining budget gap.  Additional Federal funds (over and above the $2.2 billion already approved) account for $3.4 billion in solutions, a reduction from the $6.9 billion of additional Federal funds contained in 2010-11 Governor's Budget. Spending reductions account for $12.4 billion in solutions.  Additional solutions include $1.3 billion in alternative funding and $2.1 billion in fund shifts and other revenues.  In response, Legislative leaders have proposed two different budget plans, one of which calls for significant tax increases, and another which would rely on a borrowing plan using certain significant non-General Fund revenues.  All these proposals are being considered by the Legislature. Even if all the Governor's proposals were to be adopted, the Administration still projects that there will be multi-billion dollar budget gaps in future years, as temporary fiscal measures adopted in recent years have to be repaid or temporary tax increases expire.

The 2010-11 May Revision projects that the State will have sufficient cash resources to pay all of its obligations through the end of the current fiscal year, including repayment of all outstanding revenue anticipation notes ("RANs") in June 2010 (a first maturity of $2.825 billion was paid on May 25, 2010). Legislation enacted during the fiscal emergency special session in early March 2010 will provide the State with additional tools to manage cash by authorizing short-term deferral of certain State payments. Proposals to close the budget shortfall will substantially reduce this cash gap.  In addition to budget solutions, the State will need to obtain external financing early in the fiscal year. At the Governor's direction, the Department of Finance ("DOF") is working with the State Controller's Office and the State Treasurer's Office to develop additional cash solutions to meet the State's payment obligations.

Other Developments. On May 4, 2010, the trial court ruled in favor of the State in the case of California Redevelopment Association et al. v. Genest et al. This ruling upheld a provision in the Amended 2009 Budget Act which required redevelopment agencies around the State to transfer $1.7 billion in Fiscal Year 2009-10 and $350 million in Fiscal Year 2010-11 to support public school funding within their jurisdictions (thereby relieving the General Fund from an equal amount of payments under Proposition 98).  The decision has been appealed by the redevelopment agencies; however, substantially all of the transfers have been made.

A large number of initiative petitions have been filed with the Secretary of State seeking to be placed on the November 2, 2010 election ballot; the Secretary of State’s office is in the process of sampling the signatures submitted in order to determine whether a sufficient number of valid signatures was submitted. The Secretary of State was expected to announce by June 24 or June 25, 2010 which measures have qualified; for some measures, counting of signatures may continue after this deadline and the measures may eventually be qualified for the next statewide election after November 2, 2010.  A number of the proposals would, if ultimately approved by the voters, impact State finances in various ways, as follows:

•         Legalize sale of marijuana, which could produce increased State revenues if taxes are levied on such sales. (Qualified for the November ballot.)

•         Raise the vehicle license fee ("VLF") by $18 annually and dedicate these funds to support State parks, reducing General Fund expenditures. (Qualified for the November ballot.)

•         Restrict the ability of the State to use or borrow money from local governments, and moneys dedicated to transportation financing. (Qualified for the November ballot.)

•         Expand the definition of “taxes” under existing Constitutional provisions which require a two-thirds vote of the Legislature to approve.

•         Reduce the required vote in each house of the Legislature to adopt the annual budget to a majority from two-thirds.

•         Repeal certain corporate tax breaks enacted as part of the Amended 2009 Budget Act, increasing future General Fund revenues.

On June 16, 2010, the California Public Employees’ Retirement System (“CalPERS”) adopted a proposal that will increase the amount the State must contribute to CalPERS for state employee pensions in Fiscal Year 2010-11. The State projects this will result in an increase in contributions of approximately $281 million, approximately 55% of which must be paid from the General Fund.

Subsequent to the 2010- 11 May Revision, the Administration has entered into tentative contract agreements with representatives of several bargaining units, representing more than 22,000 employees. These tentative agreements still require ratification by union members and the Legislature.  It is estimated that these contracts would save the State $72 million in Fiscal Year 2010-11.

State Indebtedness and Financing

The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State has always paid when due the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase debt and short-term obligations, including RANs and revenue anticipation warrants ("RAWs").  State agencies and authorities also can issue revenue obligations for which the General Fund has no liability.

General Obligation Bonds. The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond law is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on such bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of monies in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.

As of May 1, 2010, the State had outstanding over $78.4 billion aggregate principal amount of long-term general obligation bonds, of which over $68.9 billion was payable primarily from the General Fund and over $9.5 billion was payable from other revenue sources.  As of May 1, 2010, there were unused voter authorizations for the future issuance of approximately $42.9 billion of long-term general obligation bonds. Of this unissued amount, over $1.33 billion is for bonds payable from other revenue sources.

Legislation enacted November 4, 2009 authorizes submission to the voters at the Statewide election on November 2, 2010 of a ballot measure to approve the issuance of $11.14 billion in general obligation bonds for a wide variety of purposes relating to improvement of California’s water supply systems, drought relief, and groundwater protection.  The bill specifies that not more than one-half of the bonds may be sold before July 1, 2015. Additional bond measures may be included on the November 2, 2010 election ballot.

The State is permitted to issue as variable rate indebtedness up to 20% of the aggregate amount of long-term general obligation bonds outstanding. As of May 1, 2010, the State had outstanding over $5.29 billion in variable rate general obligation bonds (which includes a portion of the Economic Recovery Bonds ("ERBs") described below), representing about 6.7% of the State's total outstanding general obligation bonds as of that date.

Commercial Paper Program. Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may be issued either as long-term bonds or, for some but not all bond issuances, as commercial paper notes.  Commercial paper notes may be renewed or may be refunded by the issuance of long-term bonds. The State issues long-term general obligation bonds from time to time to retire its general obligation commercial paper notes. Commercial paper notes are deemed outstanding upon authorization by the respective finance committees, whether or not such notes are actually issued. Pursuant to the terms of the current bank credit agreement, the general obligation commercial paper program may have up to $2 billion in aggregate principal amount at any time. As of May 7, 2010, $1.29 billion aggregate principal amount of general obligation commercial paper notes were outstanding.

Lease-Revenue Debt. In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-revenue borrowing.  Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease that provides the source of payment of the debt service on the lease-revenue bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State's lease obligation, which are then marketed to investors. Certain of the lease-revenue financings are supported by special funds rather than the General Fund.  The State had approximately $10.1 billion General Fund-supported lease-revenue obligations outstanding as of May 1, 2010. The State Public Works Board, which is authorized to sell lease revenue bonds, had approximately $9.8 billion authorized and unissued as of May 1, 2010.

Non-Recourse Debt. Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities, housing, health facilities and pollution control facilities. State agencies and authorities had approximately $56 billion aggregate principal amount of revenue bonds and notes, which are non-recourse to the General Fund outstanding as of December 31, 2009.

Future Issuance Plans. Between November 2006 and August 2009, voters and the Legislature authorized more than $60 billion of new general obligation bonds and lease revenue bonds, which are paid solely from the General Fund, thereby increasing the amount of such General Fund-supported debt to more than $79 billion, while still leaving authorized and unissued about $51 billion as of May 1, 2010.  The State has increased the volume of issuance of both categories of bonds substantially, starting in Fiscal Year 2007-08, in order to address the program needs for these new authorizations, along with those which existed before 2006.  The amounts and timing of future issuance of general obligation and lease revenue bonds depends on a variety of factors, including the actual timing of expenditure needs for the various programs for which such bonds are to be issued, the amount and timing of interim financing provided to the programs, the interest rate and other market conditions at the time of issuance, and the timing and amounts of additional general obligation bonds or lease revenue bonds that may be approved.

Disruptions in financial markets and uncertainties about the State's budget condition have caused significant disruptions over the past two years in the State's bond issuance program.  Because of these factors, the State did not issue any new general obligation bonds between July 2008 and March 2009.  In March 2009, it issued $6.54 billion of new tax-exempt bonds.  A few weeks later, the State took advantage of a new Federal program called "Build America Bonds" ("BABs") to issue $6.86 billion of Federally taxable general obligations bonds, of which $5.3 billion were BABs.  BABs are bonds whose interest is subject to Federal income tax, but the U.S. Treasury will repay to the State an amount equal to 35% of the interest cost on the BABs.  This will result in a net interest expense lower than what the State would have had to pay for tax-exempt bonds at that time and in that amount.  Between April 2009 and through April 30, 2010, the State issued a significant amount of BABs, including $10.39 billion of general obligation bonds and $551 million of lease revenue bonds, and the State expects to issue additional BABs during calendar year 2010. The Obama Administration has proposed making the BABs program permanent, although at a lower subsidy rate.  In May 2010, the House of Representatives passed a law which extends the BAB program for two years, at successively lower subsidy rates, but higher than what was proposed by the Obama Administration; this proposal has not yet been acted on by the Senate.

A combination of unusual circumstances resulted in public offerings of a record $19.7 billion of general obligation bonds during calendar year 2009. Through May 31, 2010, the State has issued $5.9 billion of general obligation bonds and $721 million of lease-revenue bonds in calendar year 2010. The 2010-11 May Revision projects issuance of about $15.8 billion of general obligation and lease-revenue bonds in that fiscal year.

Based on the current projections of program expenditure needs, without taking any future authorizations into account, the aggregate amount of outstanding general obligation and lease revenue bonds is estimated to peak at about $111.3 billion by Fiscal Year 2014-2015, compared to the current total outstanding amount of about $80.8 billion.  The annual debt service costs on this amount of debt was estimated to increase to approximately $9.93 billion in Fiscal Year 2012-13, compared to about $6.09 billion budgeted in Fiscal Year 2009-10.

In light of the substantial drop in General Fund revenues since Fiscal Year 2007-08 and the projections for substantial new bond sales in the future, the ratio of debt service on general obligation and lease revenue bonds supported by the General Fund, to annual General Fund revenues, can be expected to increase significantly in future years. Based on the revised estimates contained in the 2010-11 May Revision, in Fiscal Year 2009-10, the General Fund debt ratio is estimated to equal approximately 7.03% based on the assumed debt issuances discussed herein and the assumed growth in General Fund revenues and transfers contained in the 2010-11 May Revision.  Through Fiscal Year 2013-14, the State's General Fund debt ratio is projected to peak at 10.58% in Fiscal Year 2012-13.

Economic Recovery Bonds. The California Economic Recovery Bond Act ("Proposition 57") was approved by voters at the Statewide primary election in March 2004.  Proposition 57 authorizes the issuance of up to $15 billion of ERBs to finance the negative General Fund reserve balance as of June 30, 2004 and other General Fund obligations undertaken prior to June 30, 2004. Repayment of the ERBs is secured by a pledge of revenues from a 1/4¢ increase in the State's sales and use tax that started July 1, 2004, but also is secured by the State's full faith and credit because the ERBs were approved by voters as general obligation bonds.

The State issued $10.896 billion of ERBs, resulting in the deposit of net proceeds to the General Fund of approximately $11.254 billion. In order to relieve current cash flow and budgetary shortfalls, the State issued $3.179 billion of ERBs on February 14, 2008, generating net proceeds of $3.313 billion, which were transferred to the General Fund. That issuance represents the last ERBs that can be issued under Proposition 57, except for any future issuance of refunding bonds.

Because of the sharp reduction in taxable sales as a result of the current economic recession, the 1/4¢ special sales tax revenues collected from the 1/4¢ tax dedicated to repayment of the ERBs decreased to a level that did not provide adequate coverage above the required debt service amounts. This resulted in downgrades of the ratings of the ERBs and would have required debt service to be paid from reserve funds for at least some period of time.  In order to restore adequate coverage, the State restructured the ERB debt through the issuance of approximately $3.435 billion ERB refunding bonds on November 5, 2009. The restructuring reduced annual debt service costs to come into alignment with reduced tax revenues, with a coverage target of at least 1.3 times.

Three different sources of funds are required to be applied to the early retirement of ERBs: (i) all proceeds from the dedicated 1/4¢ tax in excess of the amounts needed, on a semi-annual basis, to pay debt service and other required costs of the ERBs, (ii) all proceeds from the sale of specified surplus State property, and (iii) 50% of each annual deposit, up to $5 billion in the aggregate, of deposits in the Budget Stabilization Account ("BSA"). As of January 2010, funds from these sources have been used for early retirement of approximately $3.5 billion of ERBs during Fiscal Years 2005-06 through 2008-09, including $1.495 billion which was transferred from the BSA in Fiscal Year 2006-07 ($472 million) and Fiscal Year 2007-08 ($1.023 billion). The State reported that approximately $122 million of surplus tax revenues was scheduled to used to retire ERBs on June 24, 2010.  The Governor suspended the BSA transfers in Fiscal Years 2008-09 and 2009-10, due to the condition of the General Fund.

Tobacco Settlement Revenue Bonds. In 1998, the State signed the Master Settlement Agreement (the "MSA") with the four major cigarette manufacturers (the "PMs") for payment of approximately $25 billion (subject to adjustment) over 25 years.  Under the MSA, half of the money will be paid to the State and half to local governments.  Payments continue in perpetuity, but the specific amount to be received by the State and local governments is subject to adjustment.  Details in the MSA allow reduction of payments for decreases in cigarette shipment volumes by the PMs, payments owed to certain previously settled states and certain types of offsets for disputed payments, among other things.  Settlement payments are adjusted upward each year by at least 3% for inflation, compounded annually.

State statutory law allowed the issuance of revenue bonds secured by MSA revenues beginning in Fiscal Year 2003-04.  An initial sale of 56.57% of the State's tobacco settlement revenues producing $2.5 billion in proceeds was completed in January 2003 ("Series 2003A Bonds"). A second sale of the remaining 43.43% of the State's tobacco settlement revenues, which produced $2.264 billion in proceeds, was completed in September 2003 ("Series 2003B Bonds"). In August 2005, the Series 2003B Bonds were refinanced, retaining all of the covenants of the original issue, including the covenant regarding the request for a General Fund appropriation in the event tobacco revenues fall short. In return for providing this covenant, the State was paid a credit enhancement fee of $525 million as part of the refinancing. In March 2007, the State completed a refunding of the 2003A Bonds.  This refunding generated additional proceeds of approximately $1.258 billion, which will then be used to offset the General Fund cost for the initial years of the litigation settlement related to the suspension of the Proposition 98 guarantee.

The MSA provides for a potential reduction to the PMs' payments under specified conditions relating to the loss of market share to non-participating manufacturers ("NPMs").  This potential reduction is called an "NPM adjustment."  The State may dispute the PMs' right to an NPM adjustment for any year.  The MSA also allows the PMs to withhold any portion of their annual payments that is disputed, until such time as the dispute is resolved.  Since 2006, the annual amount of revenues received by the State has incurred some level of withholding based on the PMs' assertion of their right to receive an NPM adjustment.  Nevertheless, the annual amount of tobacco settlement revenues received to date has been in excess of the required debt service payments. In addition, the State Attorney General is pursuing, in a multi-state arbitration, a determination compelling the PMs to pay the full amounts scheduled.

Cash Flow Borrowings and Management. As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State has issued RANs in 22 of the last 23 fiscal years to partially fund timing differences between receipts and disbursements, as the majority of General Fund revenues are received in the last part of the fiscal year.  RANs must mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the State has issued RAWs, which can mature in a subsequent fiscal year. RANs and RAWs are both payable from any unapplied revenues in the General Fund on their maturity date, subject to the prior application of such money in the General Fund to pay certain priority payments in the general areas of education, general obligation debt service, State employee wages and benefits and other specified General Fund reimbursements.

The State entered Fiscal Year 2009-10 with severely depleted cash resources as a result of having to pay significant obligations before June 30, 2009, including repayment of $5.5 billion of RANs issued in Fiscal Year 2008-09.  In addition, significant payments to public schools was deferred from the end of Fiscal Year 2008-09 into the first few weeks of July 2009.  By July 1, 2009, additional budget solutions for Fiscal Year 2009-10 had not been adopted.  Faced with reduced cash resources, the State Controller started to issue registered warrants ("IOUs") on July 2, 2009, for certain obligations of the State not having payment priority under law.  The State Controller was able to manage cash resources to ensure that higher priority payments, such as for schools and debt service, were made on time in July and August 2009.

On July 28, 2009, the Governor signed the Amended 2009 Budget Act, which included a number of provisions for cash management purposes.  With the adoption of the Amended 2009 Budget Act, the State was able to undertake its normal external borrowing program for Fiscal Year 2009-10.  In order to provide an immediate increase in cash resources, the State issued $1.5 billion of RANs on August 27, 2009, which were scheduled to mature on October 5, 2009.  This permitted early redemption of the outstanding IOUs ($2.6 billion) as of September 4, 2009.

The 2010-11 May Revision projected the State would have sufficient cash resources to repay the entire $8.8 billion of RANs, issued in September 2009, in May and June of 2010 as scheduled.  Cash flow projections in the 2010-11 May Revision show an available balance of borrowable resources at June 30, 2010 of about $6.2 billion, after repayment of the RANs.

Ratings. The current ratings of the State's general obligation bonds are "A1" from Moody's and "A-" from S&P and Fitch.

State Funds and Expenditures

The Budget and Appropriations Process.  The State's fiscal year begins on July 1 and ends on June 30.  The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year. Under State law, the annual proposed budget cannot provide for projected expenditures in excess of projected revenues and balances available from prior fiscal years.  Following the submission of the proposed budget, the Legislature takes up the proposal. The Balanced Budget Amendment ("Proposition 58"), which was approved by voters in March 2004, requires the State to adopt and maintain a balanced budget and establish an additional reserve, and restricts future long-term deficit-related borrowing.

The primary source of the annual expenditure authorizations is the Budget Act as approved by the Legislature and signed by the Governor.  The Budget Act must be approved by a two-thirds majority vote of each House of the Legislature. The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill.  Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.  Appropriations also may be included in legislation other than the Budget Act. Bills containing appropriations (except for K-12 and community college ("K-14") education) must be approved by a two-thirds majority vote in each House of the Legislature and be signed by the Governor. Bills containing K-14 education appropriations require a simple majority vote. Continuing appropriations, available without regard to fiscal year, also may be provided by statute or the State Constitution.

The General Fund. The monies of the State are segregated into the General Fund and over 1,000 other funds, including special, bond and trust funds. The General Fund consists of revenues received by the State Treasury and not required by law to be credited to any other fund, as well as earnings from the investment of State monies not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State. The General Fund may be expended as a consequence of appropriation measures enacted by the Legislature and approved by the Governor, as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

The Special Fund for Economic Uncertainties. The Special Fund for Economic Uncertainties ("SFEU") is funded with General Fund revenues and was established to protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases.  Amounts in the SFEU may be transferred by the State to the General Fund as necessary to meet cash needs of the General Fund. The State is required to return monies so transferred without payment of interest as soon as there are sufficient monies in the General Fund.  At the end of each fiscal year, the State is required to transfer from the SFEU to the General Fund any amount necessary to eliminate any deficit in the General Fund. In certain circumstances, monies in the SFEU may be used in connection with disaster relief. For budgeting and general accounting purposes, any appropriation made from the SFEU is deemed an appropriation from the General Fund.  For year-end reporting purposes, the State is required to add the balance in the SFEU to the balance in the General Fund so as to show the total monies then available for General Fund purposes.

The Budget Stabilization Account.  Proposition 58, approved in March 2004, created the BSA.  Beginning with Fiscal Year 2006-07, a specified portion of estimated annual General Fund revenues (reaching a ceiling of 3% by Fiscal Year 2008-09) will be transferred into the BSA no later than September 30 of each fiscal year, unless the transfer is suspended or reduced. These transfers will continue until the balance in the BSA reaches $8 billion or 5% of the estimated General Fund revenues for that fiscal year, whichever is greater.  The annual transfer requirement will go back into effect whenever the balance falls below the $8 billion or the 5% target.  Proposition 58 also provides that one-half of the annual transfers shall be used to retire ERBs, until a total of $5 billion has been used for that purpose.  A total of $1.495 billion of the $5 billion amount has now been allocated for retirement of ERBs.

The 2007, 2008 and 2009 Budget Acts authorized the State to transfer funds from the BSA back into the General Fund. On January 10, 2008, the Fiscal Year 2007-08 balance of $1.495 billion was transferred from the BSA to the General Fund. The Governor issued an executive order on May 28, 2008 suspending the Fiscal Year 2008-09 transfer of $3.018 billion from the General Fund to the BSA, in light of the then-current condition of the General Fund.  Due to a drastic decline in General Fund revenues, the Governor issued an Executive Order on May 29, 2009, suspending the Fiscal Year 2009-10 transfer estimated at approximately $2.8 billion from the General Fund to the BSA. The 2010-11 May Revision proposes to suspend the Fiscal Year 2010-11 transfer estimated at approximately $2.7 billion from the General Fund to the BSA.  There are currently no moneys in the BSA.

Inter-Fund Borrowings. Inter-fund borrowing is used to meet temporary imbalances of receipts and disbursements in the General Fund.  If General Fund revenue is or will be exhausted, the State may direct the transfer of all or any part of the monies not needed in special funds to the General Fund.  All money so transferred must be returned to the special fund from which it was transferred. As part of the 2008 Budget Act, statutory changes were enacted to reclassify 18 existing State funds to become borrowable resources for General Fund cash flow purposes.  These funds increase the total amount of borrowable resources by approximately $3.5 billion.  An additional $500 million of additional borrowable resources was previously made available in August 2008 as a result of administrative actions taken by the Governor.  The Initial 2009 Budget Act reclassified an additional 19 funds to borrowable resources for General Fund cash flow purposes.  These funds will provide approximately $2 billion additional borrowable cash to the General Fund.  As of June 30, 2009, there was estimated to be approximately $11.908 billion of loans from the SFEU and other internal sources to the General Fund.  The May Revision estimates approximately $11.699 billion of such loans for June 30, 2010.

State Expenditures.

State Appropriations Limit. The State is subject to an annual appropriations limit imposed by the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds or appropriations from funds that do not derive their proceeds from taxes. There are other various types of appropriations excluded from the Appropriations Limit, including appropriations required to comply with mandates of courts or the Federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative.  The Appropriations Limit may be exceeded in cases of emergency.

The Appropriations Limit in each year is based on the limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such two-year period above the combined Appropriations Limits for those two years is divided equally between transfers to K-14 school districts and refunds to taxpayers.

The DOF projects the Appropriations subject to limitation to be approximately $23.135 billion and $20.694 billion under the Appropriations Limit in Fiscal Years 2009-10 and 2010-11, respectively.

Pension Trusts. The principal retirement systems in which the State participates are CalPERS and the California State Teachers' Retirement System ("CalSTRS").

CalPERS administers the Public Employment Retirement Fund ("PERF"), which is a multiple-employer defined benefit plan. As of June 30, 2009, PERF had 1,134,397 active and inactive program members and 492,513 benefit recipients.  The payroll for State employees covered by PERF for Fiscal Year 2009-10 was approximately $16.9 billion. The State's contribution to CalPERS, through the PERF, has increased from $2.402 billion in Fiscal Year 2005-06 to an estimated $3.098 billion in Fiscal Year 2009-10, with an estimated $3.769 billion for Fiscal Year 2010-11.

CalSTRS administers the Teacher's Retirement Fund, which is an employee benefit trust fund created to administer the State Teachers' Retirement Plan ("STRP"). STRP is a cost-sharing, multi-employer, defined benefit pension plan that provides for retirement, disability and survivor benefits to teachers and certain other employees of the California public school system.  As of June 30, 2009, the Defined Benefit Program had approximately 1,745 contributing employers, approximately 609,375 active and inactive program members and 223,968 benefit recipients.  State contribution to CalSTRS, through STRP, has increased from $499 million in Fiscal Year 2005-06 to an estimated $563 million in Fiscal Year 2009-10, with an estimated $567 million for Fiscal Year 2010-11.

CalPERS and CalSTRS have sustained significant investment losses during the economic downturn and currently have substantial unfunded liabilities which will require increased contributions from the General Fund in future years.

Welfare System. The Personal Responsibility and Work Opportunity Reconciliation Act of 1996 fundamentally reformed the nation's welfare system.  This Act included provisions to: (i) convert Aid to Families with Dependent Children ("AFDC"), an entitlement program, to Temporary Assistance for Needy Families ("TANF"), a block grant program with lifetime time limits on TANF recipients, work requirements and other changes; (ii) deny certain Federal welfare and public benefits to legal non-citizens (subsequent Federal law has amended this provision), allow states to elect to deny additional benefits (including TANF) to legal non-citizens, and generally deny almost all benefits to illegal immigrants; and (iii) make changes in the Food Stamp program, including to reduce maximum benefits and impose work requirements.  Federal authorization for the TANF program extends until September 30, 2010.

The California Work Opportunity and Responsibility to Kids ("CalWORKs") replaced the AFDC and other similar welfare programs effective January 1, 1998.  Consistent with Federal law, CalWORKs contains time limits on receipt of welfare aid. The centerpiece of CalWORKs is the linkage of eligibility to work participation requirements. The CalWORKs caseload projections are 552,000 and 569,000 cases in Fiscal Years 2009-10 and 2010-11, respectively.  Since CalWORKs' inception in January 1998, however, caseload is projected to have declined by over 10%.

As in prior years, California will fail to meet the work participation rate (at least 50% work participation among all families), and as a result, California's required Maintenance of Effort ("MOE") will be 80% of the Federal Fiscal Year ("FFY") 1994 historic expenditures rather than the 75% MOE level California has been required to meet.  The 2010-11 Governor's Budget continues to reflect an increase of MOE spending by $179.5 million in Fiscal Year 2009-10 and 2010-11, to $2.9 billion, to reflect this penalty.  The Federal government recently notified California that it did not meet the 2008 work participation rate requirements and assessed a penalty of $47.7 million.  The State intends to seek relief from the FFY 2008 penalty based on current economic conditions and/or a corrective action plan. To the extent full or partial relief is not obtained, any FFY 2008 penalty likely would not be assessed prior to Fiscal Year 2011-12.

Considerable improvement in work participation rates must be achieved to avoid additional Federal penalties, which could cost the State and counties more than $2 billion over a five-year period, beginning in Fiscal Year 2011-12.  The 2008 Budget Act maintained funding to support CalWORKs program improvements that place greater emphasis on work participation and reduce reliance upon public assistance to significantly improve the ability of the State and counties to meet Federal work requirements in the TANF program.  Additionally, the Amended 2009 Budget Act included significant long-term reform efforts for the program.  Various long-term reforms will become effective beginning in Fiscal Year 2011-12.

Nationwide, the American Recovery and Reinvestment Act in February 2009 ("ARRA") appropriated a combined total of $5 billion for a new TANF Emergency Contingency Fund ("ECF") for FFYs 2009 and 2010. A state can receive an ECF allocation for (i) caseload increases, (ii) increased expenditures for non-recurrent short term benefits, and/or (iii) increased expenditures for subsidized employment.  Through the ECF, a state can be reimbursed for 80% of expenditures in a fiscal year that exceed the level of state expenditures in each of these areas.  The 2010-11 May Revision continues to assumes an extension of the enhanced funding provided for health and social services programs by the ARRA. This would result in a General Fund decrease of $386.6 million as a result of the Federal government continuing to provide this funding to California through Fiscal Year 2010-11.

The 2010-11 May Revision continues to propose (i) reducing monthly grant payments by 15.7% to reduce California's grant level to the average of the ten states with the highest cost of living, (ii) reducing the level at which the State reimburses child care providers, and (iii) eliminating the Recent Noncitizen Entrants program, which provides CalWORKs benefits to legal immigrants who have been in the United States for less than five years.  These proposals were initially assumed to become effective June 1, 2010, for General Fund savings of $207.2 million. However, due to delayed implementation to October 1, 2010 and a decreased caseload projection, the 2010-11 May Revision reduces the General Fund savings resulting from these proposals to $138.8 million in Fiscal Year 2010-11. These savings would increase to approximately $488 million if the federal government does not extend the ARRA funding described above.  Due to the severity of California's structural deficit, the 2010-11 May Revision also proposes to eliminate the CalWORKs program, effective October 1, 2010, for net General Fund savings of $1.07 billion in Fiscal Year 2010-11.

Health Care. Medi-Cal, the State's Medicaid program, is a health care entitlement program for low-income individuals and families who receive public assistance or otherwise lack health care coverage. Federal law requires Medi-Cal to provide a set of basic services such as doctor visits, hospital inpatient and outpatient care, hospice and early periodic screening, diagnosis and treatment. Also, Federal matching funds are available if the State chooses to provide any of numerous optional benefits.  The Federal government pays for half of the cost of providing most Medi-Cal services in California, including optional benefits. Approximately 4 million Medi-Cal beneficiaries (more than half of the people receiving Medi-Cal benefits and services) are currently enrolled in managed care plans.  Average monthly caseload in Medi-Cal is estimated at 7.28 million in Fiscal Year 2009-10.  Caseload is expected to increase in Fiscal Year 2010-11 by approximately 262,300 (3.6%) to 7.54 million people.

Medi-Cal expenditures are estimated to be $41.2 billion ($10.1 billion General Fund) in Fiscal Year 2009-10 and $48.8 billion ($11.2 billion General Fund) in Fiscal Year 2010-11.  The net increase of $1.1 billion of Medi-Cal expenditures in Fiscal Year 2010-11 is due primarily to base cost increases of about $4.2 billion and savings of $3.1 billion resulting from an anticipated increase in Federal funds and various program reductions.

Unemployment Insurance. The Unemployment Insurance ("UI") program is a Federal-State program that provides weekly UI payments to eligible workers who lose their jobs through no fault of their own.  The regular unemployment program is funded by unemployment tax contributions paid by employers for each covered worker. Due to the high rate of State unemployment, the employer contributions are not sufficient to cover the cost of the benefits to claimants. The State reported that, absent changes to the UI Fund financing structure, the UI Fund had a deficit of $6.2 billion at the end of 2009 and projected that, absent changes to the UI Fund financing structure, the UI Fund will have deficits of $15.3 billion at the end of 2010 and $20.9 billion at the end of 2011.

Commencing in January 2009, in accordance with Federal law, the State began to fund deficits in the UI Fund through a Federal loan to support benefit payments.  If the loan is repaid within the Federal fiscal year in which it is taken, the State does not have to pay interest on the loan.  If the State is unable to repay the loan within the same year it is taken, then the State must pay interest on the borrowed funds.  However, the ARRA provides that interest will not begin to accrue until January 1, 2011, and repayment by the State would need to occur no later than September 30, 2011. Assuming the State does not begin repayment of the loan prior to September 2011, in Fiscal Year 2011-12 the General Fund would be required to make an interest only payment of approximately $554 million from January 1 through September 30, 2011 (based on an assumed then outstanding Federal loan of $20.9 billion). The amount payable in fiscal years after Fiscal Year 2011-12 (assuming no federal waiver of the interest payment) will depend on a variety of factors, including the actual amount of the federal loan then outstanding (which in turn will depend on the rate of unemployment, employer contributions to the UI Fund, and any state or federal law changes relating to the funding of the program) and the interest rate imposed by the federal government.

Local Governments. The primary units of local government in the State are the 58 counties, which are responsible for the provision of many basic services, including indigent health care, welfare, jails and public safety in unincorporated areas. There also are 480 incorporated cities and thousands of special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities and have been required to maintain many services.

In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax monies, including taking over the principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the Legislature eliminated most of the remaining components of post-Proposition 13 aid to local government entities other than K-12 schools and community colleges by requiring cities and counties to transfer some of their property tax revenues to school districts.  However, the Legislature also provided additional funding sources (such as sales taxes) and reduced certain mandates for local services.

The 2004 Budget Act, related legislation and the enactment of Constitutional Amendment #4 ("Amendment No. 4"), dramatically changed the State-local fiscal relationship. These constitutional and statutory changes implemented an agreement negotiated between the Governor and local government officials (the "State-local agreement") in connection with the 2004 Budget Act.  One change relates to the reduction of the VLF rate from 2% to 0.65% of the market value of the vehicle.  In order to protect local governments, which have previously received all VLF revenues, the reduction in VLF revenue to cities and counties from this rate change was replaced by an increase in the amount of property tax that they receive.

As part of the State-local agreement, Amendment No. 4 was enacted by the Legislature and subsequently approved by the voters at the November 2004 election (Proposition 1A).  Amendment No. 4 amended the State Constitution to, among other things, reduce the Legislature's authority over local government revenue sources by placing restrictions on the State's access to local governments' property, sales, and VLF revenues as of November 3, 2004.  Beginning with Fiscal Year 2008-09, the State will be able to borrow up to 8% of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe State fiscal hardship, two-thirds of both houses of the Legislature approve the borrowing and the amount borrowed is required to be paid back within three years. The State also will not be able to borrow from local property tax revenues for more than two fiscal years within a period of ten fiscal years, and only if previous borrowings have been repaid.  In addition, the State cannot reduce the local sales tax rate or restrict the authority of the local governments to impose or change the distribution of the statewide local sales tax.  Amendment No. 4 also prohibits the State from mandating activities on cities, counties or special districts without providing for the funding needed to comply with the mandates.  Beginning in Fiscal Year 2005-06, if the State does not provide funding for the activity that has been determined to be mandated, the requirement on cities, counties or special districts to abide by the mandate would be suspended.

The 2009 Budget Act authorized the State to exercise its Proposition 1A borrowing authority and created a securitization mechanism for local governments to sell their right to receive the State's payment obligations to a local government-operated joint powers agency ("JPA").  This JPA sold bonds in a principal amount of $1.895 billion in November 2009 to pay the participating local governments their full property tax allocations when they normally would receive such allocations.  Pursuant to Proposition 1A, the State is required to repay the local government borrowing (which in turn will be used to repay the bonds of the JPA) no later than June 30, 2013.  The 2010-11 May Revision includes $90.8 million for the interest payments that will be incurred in that fiscal year to be paid from the General Fund.  The Amended 2009 Budget Act also contains a shift of $1.7 billion in redevelopment authority funds from current revenue and reserves in Fiscal Year 2009-10 and $350 million in Fiscal Year 2010-11, which allows redevelopment agencies to borrow from parent agencies. These revenues are then shifted to schools that serve the redevelopment areas.

The California Redevelopment Association ("CRA"), which includes a number of redevelopment agencies among its members, has publicly announced that it is preparing to file a lawsuit challenging the $1.7 billion shift described above.  The 2008 Budget Act included a shift of $350 million of redevelopment agency moneys. The CRA challenged that shift, and a trial court held that the legislation providing for the shift was invalid, which prevented the State from shifting the funds for Fiscal Year 2008-09. The State withdrew its appeal of the decision and subsequently enacted legislation that it believes addresses the concerns noted by the trial court.  However, the subsequently enacted legislation is being challenged in the current CRA lawsuit, and in a separate lawsuit filed by a group of counties.

Trial Courts.  Prior to legislation enacted in 1997, local governments provided the majority of funding for the State's trial court system. The legislation consolidated trial court funding at the State level in order to streamline the operation of the courts, provide a dedicated revenue source and relieve fiscal pressure on the counties.  The State's trial court system will receive approximately $2.6 billion in State resources in Fiscal Years 2008-09 and 2009-10, and $499 million in resources from the counties in each fiscal year. The 2010-11 May Revision reflects $236.5 million in General Fund reductions, $17.4 million of which is a one-time reduction.  Of the remaining reduction amount, $206.1 million is to be offset by special fund revenues. In addition, legislation enacted in 2008 provides California's court system with increased fees and fines to expand and repair its infrastructure to address significant caseload increases and reduce delays.  The fees raised by this legislation are intended to support up to $5 billion in lease revenue bonds.  Additional legislative authorization is required prior to the issuance of such lease revenue bonds.

Proposition 98. On November 8, 1988, voters approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act."  Proposition 98 changed State funding of public education primarily by guaranteeing K-14 schools a minimum share of General Fund revenues.  Any amount not funded by local property taxes is funded by the General Fund. Proposition 98 (as modified by Proposition 111, enacted on June 5, 1990), guarantees K-14 schools a certain variable percentage of General Fund revenues, based on certain factors including cost of living adjustments, enrollment and per capita income and revenue growth.

Legislation adopted prior to the end of Fiscal Year 1988-89, implementing Proposition 98, determined the K-14 schools' funding guarantee to be 40.7% of the General Fund tax revenues, based on Fiscal Year 1986-87 appropriations. However, that percentage has been adjusted to approximately 40% to account for a subsequent redirection of local property taxes that directly affected the share of General Fund revenues to schools.  Proposition 98 permits the Legislature by two-thirds vote of both Houses, with the Governor's concurrence, to suspend the minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain excess State tax revenues to K-14 schools, but no such transfers are expected for Fiscal Year 2009-10 or 2010-11.

The Initial 2009 Budget Act included funding the Proposition 98 Guarantee for both Fiscal Years 2008-09 and 2009-10 at the minimum-required levels of $50.7 billion and $56.0 billion, respectively. It also reduced Fiscal Year 2008-09 Proposition 98 appropriations by $7.3 billion a combination of payment deferrals, fund re-designations, and program reductions.  In comparison to the Fiscal Year 2008-09 revised Proposition 98 spending level, the Initial 2009 Budget Act included an additional $4.6 billion to backfill prior-year one-time solutions and $252 million to fund growth adjustments. The Fiscal Year 2009-10 Proposition 98 appropriation level reflected an additional $702 million in program reductions.

Since the adoption of the Initial 2009 Budget Act, the State's revenues continued to decline.  To continue funding at the minimum-required funding levels, in July 2009, Proposition 98 funding levels were again reduced for both Fiscal Year 2008-09 and 2009-10. The Fiscal Year 2008-09 Proposition 98 funding level is now $49.1 billion. Furthermore, the Amended 2009 Budget Act reduced Fiscal Year 2009-10 appropriations by $5.6 billion.  The 2010-11 Governor's Budget proposes to amend the Fiscal Year 2008-09 Proposition 98 funding levels to reflect actual appropriations for Fiscal Year 2008-09, reducing Proposition 98 funding from $49.1 billion to $49.0 billion. The proposed Fiscal Year 2008-09 Proposition 98 funding level was $2.2 billion over the minimum required funding level. For Fiscal Year 2009-10, the Proposition 98 Guarantee level decreased to $49.9 billion from the $50.4 billion level in the Amended 2009 Budget Act.  The Proposition 98 Guarantee for Fiscal Year 2010-11 is projected to decrease to $48.4 billion from the Governor's Budget estimate of $50 billion  and the General Fund share is projected to be $35 billion of total Proposition 98 funding.

In 2004, legislation suspended the Proposition 98 guarantee, which, at the time the 2004 Budget Act was enacted, was estimated to be $2.004 billion. That estimate, however, has been increased by an additional $1.6 billion due to subsequent revenue growth in the General Fund.  This suspended amount is added to the existing maintenance factor.  This funding, along with approximately $1.1 billion in Fiscal Year 2005-06 was the subject of a lawsuit, which has recently been settled.  The terms agreed upon consist of retiring this approximately $2.7 billion obligation beginning in Fiscal Year 2007-08 with a $300 million payment, followed by annual payments of $450 million beginning in Fiscal Year 2008-09 until it is paid in full. The payment has been suspended in the Amended 2009 Budget Act.  The 2010-11 Governor's Budget proposes to restart the annual settlement payments by providing $270 million for Fiscal Year 2009-10 and $180 million for Fiscal Year 2010-11, a total of $450 million. However, the 2010-11 May Revision instead proposes to provide $30 million for Fiscal Year 2009-10 and $420 million for Fiscal Year 2010-11 for a total of $450 million.  In addition, legislation was approved to refinance the State's Series 2003A Bonds (discussed below), which became effective on January 1, 2007.  The first $900 million in additional funds raised from the refinancing offset initial settlement costs.

Appropriations for Fiscal Years 1995-96, 1996-97, 2002-03 and 2003-04 are estimated cumulatively to be $1.4 billion below the amounts required by Proposition 98 because of increases in State tax revenues above previous estimates.  Legislation enacted in August 2004 annually appropriates $150 million per year, beginning in Fiscal Year 2006-07, to repay prior year Proposition 98 obligations. The current estimate of the remaining obligation is $1.292 billion. The 2005 Budget Act funded $16.8 million toward these settle-up obligations, which reduced the first Fiscal Year 2006-07 settle-up appropriation, from $150 million to $133.2 million.  The 2006 Budget Act included this appropriation along with a $150 million prepayment of the Fiscal Year 2007-08 allocation. Legislation related to the 2008 Budget Act suspends the Fiscal Year 2008-09 allocation. As a result, the outstanding settle-up balance as of the 2008 Budget Act is $1.1 billion. The February 2009 budget package used the $1.1 billion to pay for school district revenue limit costs in Fiscal Year 2008-09.  The Amended 2009 Budget Act has further clarified that Proposition 98 appropriations for Fiscal Year 2006-07 are $212 million below the amounts required by the Proposition 98 minimum guarantee.  This amount should be appropriated by the Legislature beginning in Fiscal Year 2014-15.

Constraints on the Budget Process. Over the years, a number of laws and Constitutional amendments have been enacted that restrict the use of General Fund or special fund revenues, or otherwise limit the Legislature's and Governor's discretion in enacting budgets.  More recently, a new series of Constitutional amendments have affected the budget process. These include Proposition 58, approved in 2004, which requires the adoption of a balanced budget and restricts future borrowing to cover budget deficits, Proposition 1A, approved in 2004, which limits the Legislature's power over local revenue sources, and Proposition 1A, approved in 2006, which limits the Legislature's ability to use sales taxes on motor vehicle fuels for any purpose other than transportation.  This, and other recent Constitutional amendments affecting the budget process, are described below.

Proposition 58 (Balanced Budget Amendment). Proposition 58, approved in 2004, requires the State to enact a balanced budget, establish a special reserve in the General Fund and restricts future borrowing to cover budget deficits. As a result, the State may have to take more immediate actions to correct budgetary shortfalls. Beginning with the budget for Fiscal Year 2004-05, Proposition 58 requires the Legislature to pass a balanced budget and provides for mid-year adjustments in the event that the budget falls out of balance. The balanced budget determination is made by subtracting expenditures from all available resources, including prior-year balances.

Proposition 58 requires that a special reserve (the BSA) be established in the General Fund.  The BSA will be funded by annual transfers of specified amounts from the General Fund, unless suspended or reduced by the Governor or until a specified maximum amount has been deposited.  Proposition 58 also prohibits certain future borrowing to cover budget deficits.  This restriction applies to general obligation bonds, revenue bonds, and certain other forms of long-term borrowing. The restriction does not apply to certain other types of RANs or RAWs currently used by the State or inter-fund borrowings.

Local Government Finance (Proposition 1A of 2004).  Approved in 2004, Proposition 1A amended the State Constitution to reduce the Legislature's authority over local government revenue sources by placing restrictions on the State's access to local governments' property, sales, and VLF revenues as of November 3, 2004.  Beginning with Fiscal Year 2008-09, the State will be able to borrow up to 8% of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe State fiscal hardship and two-thirds of both houses of the Legislature approves the borrowing. The amount borrowed is required to be paid back within three years.  The State also will not be able to borrow from local property tax revenues for more than two fiscal years within a period of 10 fiscal years.  In addition, the State cannot reduce the local sales tax rate or restrict the authority of local governments to impose or change the distribution of the statewide local sales tax.

Proposition 1A further requires the State to reimburse cities, counties, and special districts for mandated costs incurred prior to Fiscal Year 2004-05 over a term of years. The 2010-11 May Revision defers payment of these claims and refinances the balance owed over the remaining payment period.  The remaining estimated cost of claims for mandated costs incurred prior to Fiscal Year 2004-05 is $965.4 million. The Amended 2009 Budget Act authorized the State to exercise its Proposition 1A borrowing  authority. This borrowing generated $1.998 billion that will be used to offset General Fund costs for a variety of court, health, corrections, and K-12 programs.

Proposition 49 (After School Education Funding). An initiative statute, called the "After School Education and Safety Program of 2002," was approved by the voters in 2002, and requires the State to expand funding for before and after school programs in public elementary and middle schools.  This increase was first triggered in Fiscal Year 2006-07, which increased funding for these programs to $550 million.  These funds are part of the Proposition 98 minimum-funding guarantee for K-14 education and can only be reduced in certain low revenue years.

Transportation Financing (Proposition IA of 2006). On November 7, 2006, voters approved Proposition IA to protect Proposition 42 transportation funds from any further suspensions.  The new measure modified the constitutional provisions of Proposition 42 in a manner similar to Proposition 1A of 2004, so that if such suspension occurs, the amount owed by the General Fund must be repaid to the Transportation Investment Fund within three years, and only two such suspensions can be made within any ten-year period.  The Budget Acts for Fiscal Years 2006-07, 2007-08 and 2008-09 all fully funded the Proposition 42 transfer and partially repaid the earlier suspensions.  The Amended 2009 Budget Act fully funded the Proposition 42 transfer in Fiscal Year 2009-10 at $1.433 billion with another $83 million to repay a portion of past suspensions.

Sources of Tax Revenue

Personal Income Tax. The California personal income tax, which accounted for 52.4% of General Fund tax revenues in Fiscal Year 2008-09, is closely modeled after Federal income tax law.  It is imposed on net taxable income (gross income less exclusions and deductions), with rates ranging from 1% to 9.3% (1.25% to 9.55% for tax years 2009 and 2010) that are adjusted annually based on the change in the Consumer Price Index. Personal, dependent and other credits are allowed against the gross tax liability.  In addition, taxpayers may be subject to an alternative minimum tax ("AMT").  The personal income tax structure is highly progressive.  For instance, it is estimated that the top 1% of taxpayers paid 43% of the total personal income tax in the 2008 tax year. A proposal to add a 1% surcharge on taxable income over $1 million in addition to the 9.3% rate, became effective January 1, 2005. The proceeds of the tax surcharge are required to be used to expand county mental health programs.

Taxes on capital gains, which are largely linked to stock market performance, add a significant dimension of volatility to personal income tax receipts. Capital gains tax receipts accounted for as much as 14.8% and as little as 4.5% of General Fund revenues over the last ten years. It is estimated that capital gains tax receipts will account for 3.6% of General Fund revenues and transfers in Fiscal Year 2009-10 and 5.8% of General Fund revenue in Fiscal Year 2010-11.

The 2009 Budget Act provided for a temporary addition of 0.25% to each personal income tax rate for tax years 2009 and 2010.  As of the 2010-11 May Revision, this change is expected to generate approximately $4.299 billion of additional General Fund revenues in Fiscal Year 2009-10 and $4.223 billion in Fiscal Year 2010-11. The Initial 2009 Budget Act also included a temporary reduction in the personal income tax exemption credit for dependents.  As of the 2010-11 May Revision, this change is expected to generate approximately $1.386 billion of additional General Fund revenues in Fiscal Year 2009-10 and $1.472 billion in Fiscal Year 2010-11.

Sales and Use Tax.  The sales and use tax, which accounted for 28.7% of General Fund tax revenues in Fiscal Year 2008-09, is imposed upon retailers and consumers for the privilege of selling and using tangible personal property in California.  Most retail sales and leases are subject to the tax.  However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas delivered through mains and electricity.  Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft.

As of May 1, 2010, the breakdown of the base State and local sales tax rate of 8.25% is as follows: 6% is imposed as a General Fund tax; 0.5% is dedicated to local governments for health and welfare program realignment; 0.5% is dedicated to local governments for public safety services; 1.0% local tax imposed under the Uniform Local Sales and Use Tax Law, with 0.25% dedicated to county transportation purposes and 0.75% for the city and county general-purpose use; and 0.25% deposited into the Fiscal Recovery Fund which will be available for annual appropriation by the Legislature to repay the ERBs.

Existing law provides that 0.25% of the basic 5% State tax rate may be suspended in any calendar year upon State certification by November 1 in any year in which the both following occur: (1) the General Fund reserve (excluding the revenues derived from the 0.25% sales and use tax rate) is expected to exceed 3% of revenues in that fiscal year (excluding the revenues derived from the 0.25% sales and use tax rate) and (2) actual revenues for the period May 1 through September 30 equal or exceed the May Revision forecast.  The 0.25% rate will be reinstated the following year if the State subsequently determines conditions (1) or (2) above are not met for that fiscal year.  The DOF estimates that the reserve level will be insufficient to trigger a reduction for calendar year 2010.

Corporation Tax.  Corporation tax revenues, which accounted for 11.5% of General Fund tax revenues in Fiscal Year 2008-09,  are derived from the following taxes and/or sources: (1) the franchise tax and the corporate income tax, which are levied at an 8.84% rate on profits; (2) banks and other financial corporations that are subject to the franchise tax plus an additional tax at the rate of 2% on their net income; (3) the AMT, which is imposed at a rate of 6.65%, is similar to the Federal AMT and is based on a higher level of net income computed by adding back certain tax preferences; (4) a minimum franchise tax of up to $800, which is imposed on corporations subject to the franchise tax but not on those subject to the corporate income tax (new corporations are exempted from the minimum franchise tax for the first two years of incorporation); (5) Sub-Chapter S corporations, which are taxed at 1.5% of profits; and (6) fees paid by limited liability companies, which account for 2.8% of revenues (the constitutionality of these fees is currently being challenged in one pending litigation).

Insurance Tax. The majority of insurance written in California is subject to a 2.35% gross premium tax.  For insurers, this premium tax takes the place of all other State and local taxes except those on real property and motor vehicles. Exceptions to the 2.35% rate are certain pension and profit sharing plans that are taxed at the lesser rate of 0.5%, surplus lines and non-admitted insurance at 3% and ocean marine insurers at 5% of underwriting profits.

The State Board of Equalization ruled in December 2006 that the premium tax insurers pay should be calculated on a cash basis rather than the accrual method required by the Department of Insurance.  This ruling is expected to result in a total loss of $406 million spread over several years; the impact is estimated to be $15 million in Fiscal Year 2008-09, $11 million in Fiscal Year 2009-10, $230 million in Fiscal Year 2010-11, and $149 million in Fiscal Year 2011-12.

Vehicle License Fee. The Amended 2009 Budget Act temporarily increased the VLF from 0.65% to 1.15%, effective May 19, 2009, through June 30, 2011.  Of this 0.5% increase, 0.35% goes to the General Fund with the remaining 0.15% going to local law enforcement.  An initiative has been qualified for the November 2010 ballot which would increase the annual VLF by $18 and dedicate the revenue to support of state parks and wildlife conservation. This measure, if approved by the voters, would generate an estimated $500 million per year for parks and wildlife conservation programs, which would save an equivalent amount of General Fund expenditures.

Other Taxes. Other General Fund major taxes and licenses include: estate, inheritance and gift taxes; cigarette taxes; alcoholic beverage taxes; horse racing license fees and trailer coach license fees.  The California estate tax is based on the State death tax credit allowed against the Federal estate tax, and is designed to pick up the maximum credit allowed against the Federal estate tax return.  The Federal Economic Growth and Tax Reconciliation Act of 2001 phases out the Federal estate tax by 2010.  It also reduced the State pick-up tax by 25% in 2002, 50% in 2003, and 75% in 2004 and eliminated it beginning in 2005.  These provisions sunset after 2010; at that time, the Federal estate tax will be re-instated along with the State's estate tax, unless future Federal legislation is enacted to make the provisions permanent.

Special Fund Revenues. The State Constitution and statutes specify the uses of certain revenue.  Such receipts are accounted for in various special funds.  In general, special fund revenues comprise three categories of income:  (i) receipts from tax levies, which are allocated to specified functions such as motor vehicle taxes and fees and certain taxes on tobacco products;  (ii) charges for special services to specific functions, including such items as business and professional license fees; and (iii) rental royalties and other receipts designated for particular purposes (e.g., oil and gas royalties). Motor vehicle related taxes and fees are projected to account for approximately 39% of all special fund revenues in Fiscal Year 2010-11.  Principal sources of this income are motor vehicle fuel taxes, registration and weight fees and VLFs.  In Fiscal Year 2010-11, $10.9 billion is projected to come from the ownership or operation of motor vehicles.  About $2.9 billion of this revenue is projected to be returned to local governments.  The remainder was available for various State programs related to transportation and services to vehicle owners.

Taxes on Tobacco Products. Proposition 10, approved in 1998, increased the excise tax imposed on distributors selling cigarettes in California to 87¢ per pack effective January 1, 1999.  At the same time, this proposition imposed a new excise tax on cigars, chewing tobacco, pipe tobacco and snuff at a rate equivalent to the tax increase on cigarettes.  In addition, the higher excise tax on cigarettes automatically triggered an additional increase in the tax on other tobacco products effective July 1, 1999. The State's excise tax proceeds are earmarked for early childhood development, education, health, research and other programs.

American Recovery and Reinvestment Act. The ARRA provides approximately $787 billion of economic stimulus actions in the form of direct payments from the Federal government and tax relief to individuals and businesses nationwide.  The stimulus bill provides about $330 billion in aid to states, about $170 billion for Federal projects and non-state aid, and about $287 billion of tax relief. The State estimates ARRA will have an $85.4 billion effect in California, including $55.2 billion in aid and an additional $30.2 billion in tax relief.  The State believes that over the 18 month course of ARRA, Californians can expect to see a $19.5 billion investment in health and human services, $11.8 billion investment in education, $5.2 billion investment in labor and workforce development, and $4.7 billion investment in transportation infrastructure.  The 2010-11 May Revision includes an estimated $5.6 billion of previously approved Federal stimulus revenues being available to offset General Fund expenditures in Fiscal Year 2010-11.

State Economy and Finances

Following a half decade of strong economic and revenue growth in the late 1990s and into 2000, during Fiscal Year 2001-02, as the State and national economies feel into a recession and the stock markets dropped significantly, the State experienced an unprecedented drop in revenues largely due to reduced personal income taxes from stock options and capital gains activity. During Fiscal Years 2001-04, the State encountered severe budgetary difficulties because of reduced revenues and failure to make equivalent reductions in expenditures, resulting in successive budget deficits. The State's economy rebounded strong during Fiscal Years 2004-2007, with the result that General Fund revenues were substantially higher in each year than had been projected at the start of the year.  This allowed the budgets in those years to end with substantial positive balances. The State continued to utilize a combination of expenditure cuts, cost avoidance, internal and external borrowings and one-time measures such as securitization of tobacco settlement revenues and sale of ERBs to produce balanced budgets.

Final estimates relating to Fiscal Year 2006-07 indicated that the State experienced more favorable results than were projected at the time the 2006 Budget Act was signed.  As a result of the revised estimates and improved economic results that generated increases in tax revenues, the State estimated that the fund balance at June 20, 2006 was about $3.5 billion, of which $3 billion was in the SFEU.

2007 Budget Act.  The 2007 Budget Act was adopted by the Legislature on August 21, 2007 and signed by the Governor on August 24, 2007.  The 2007 Budget Act included the largest reserve of any budget act in the State's history ($4.1 billion) due to the large number of risks in the Act.  Under the 2007 Budget Act, General Fund revenues and transfers were projected to increase 6%, from $95.5 billion in Fiscal Year 2006-07 to $101.2 billion in Fiscal Year 2007-08.  The 2007 Budget Act contained General Fund appropriations of $102.3 billion, compared to $101.7 billion in Fiscal Year 2006-07.  The June 30, 2008 total reserve was projected to be $4.1 billion, similar to the estimated June 30, 2007 reserve.

During Fiscal Year 2007-08, the State faced a number of issues that affected the General Fund and reduced the budget reserves included in the 2007 Budget Act, including (i) deterioration of revenues primarily as a result of weaker economic conditions; (ii) reduction in reserves by $500 million as a result of an adverse court ruling involving delayed payments to the State Teachers' Retirement Fund; and (iii) higher than expected Proposition 98 spending.  Approximately $3.5 billion of the budget solutions included in the 2007 Budget Act were one-time actions, which could not be repeated in Fiscal Year 2008-09.

It was projected that the State would end Fiscal Year 2007-08 with a total reserve of $858.5 million, compared with the original estimate of $4.1 billion in the 2007 Budget Act.  Subsequent projections estimated a total reserve at June 30, 2008 of $3.113 billion.  The continuation of a positive budget reserve was significantly affected by two one-time revenue sources totaling $4.8 billion: sale of ERBs ($3.313 billion) and transfer of the BSA reserve to the General Fund ($1.495 billion).

As part of the adoption of the 2008 Budget Act, General Fund revenues for Fiscal Year 2007-08 were projected at $102 billion, an increase of $1.8 billion from 2007 Budget Act projections.  In addition, General Fund expenditures for Fiscal Year 2007-08 were projected at $103.4 billion, an increase of $1.1 billion compared to the 2007 Budget Act projection.  Legislation was adopted at the fiscal emergency special session to reduce expenditures in Fiscal Year 2007-08 and lower certain base expenditures for Fiscal Year 2008-09, which resulted in $4.3 billion of budget solutions for Fiscal Year 2007-08 and $2.7 billion of budget solutions in Fiscal Year 2008-09.

2008 Budget Act.  The 2008 Budget Act was adopted by the Legislature on September 16, 2008 and signed by the Governor on September 23, 2008.  The 2008 Budget Act, combined with actions taken during the fiscal emergency legislative session, resolved the $17.3 billion budget deficit and was projected to provide a modest reserve of $1.7 billion, but projected a deficit of $1 billion for Fiscal Year 2009-10. Under the 2008 Budget Act, General Fund revenues and transfers were projected to decrease from $103 billion in Fiscal Year 2007-08 to $102 billion in Fiscal Year 2008-09, and General Fund appropriations were estimated at $103.4, up only $100 million from Fiscal Year 2007-08.  The June 30, 2009 total reserve was projected to be $1.7 billion, a decrease of $1.4 billion from the June 30, 2008 reserve.

The 2008 Budget Act had the following major General Fund components:

1.         Deficit Matters.  The 2008 Budget Act resolved the budget deficit via a number of solutions, 46% of which were expenditure reductions totaling $7.9 billion.  Additional solutions included: $8.4 billion in revenue increases, $0.7 billion in borrowing, a reduction in the reserve of $306 million, $855 million in transfers to the General Fund from other special funds, savings from the delay of enacting the 2008 Budget Act, a Governor's Executive Order reducing the use of certain part-time employees by the State, the use of $500 million of revenue from sales tax on gasoline to offset certain General Fund costs associated with transportation, and other one-time budgetary actions.

2.         Cash Flow Management.  In order to reduce the need for external borrowing, the Legislature approved a plan to smooth cash flow imbalances by shifting certain payments for some programs.  This plan was projected to reduce the need for external borrowing by $3 to $4 billion in Fiscal Year 2008-09.

3.         Proposition 98.  The Proposition 98 Guarantee for Fiscal Year 2008-09 was projected to grow to $58.1 billion.  The 2008 Budget Act fully funded the Proposition 98 minimum guarantee, appropriating $41.9 billion from the General Fund and the remainder from local revenue.

4.         K-12 and Higher Education.  Total expenditures for K-12 education programs in Fiscal Year 2008-09 were projected to be $71.9 billion ($42 billion from the General Fund).  The 2008 Budget Act reflected total funding for higher education of $20.7 billion, including $14.2 billion General Fund and Proposition 98 sources for all major segments of higher education.

5.         Health and Human Services.  The 2008 Budget Act included funding of $31 billion from the General Fund for Health and Human Services Programs, which was an increase of $ 1.6 billion from the revised Fiscal Year 2007-08 estimate.

6.         Transportation Funding.  The 2008-09 Budget Act included $1.42 billion to fully fund Proposition 42 in Fiscal Year 2008-09.

The 2008 Budget Act was one of the latest ever enacted, having been delayed until mid-September 2008 as a result of the difficulty of balancing the budget with reduced revenues, as declining economic conditions were already evident.  The 2008 Budget Act, however, was based on revenue assumptions made in the spring of 2008, which proved to be greatly overstated by the time actual revenue results for September and October 2008 were received.  Since the enactment of the 2008 Budget Act, economic conditions in the State worsened considerably from projections. The 2009-10 Governor's Budget projected that the State would end Fiscal Year 2008-09 with no reserve, compared to the original estimate of $1.7 billion. Subsequent projections estimated a total reserve deficit on June 30, 2009 of $3.4 billion, down $5.1 billion from the 2008 Budget Act estimate.  Given the dramatic decline in General Fund revenues and the emergence of a $41.6 billion combined current and budget year General Fund gap, the Governor called three special sessions of the Legislature on November 6, December 1, and December 19, 2008 to take actions on various budget items in order to reduce expenditures in Fiscal Year 2008-09 and address the State's cash shortage.

2009 Budget Act.  The State's budget for Fiscal Year 2009-10 was enacted in an unusual sequence.  Because of strong disagreement in the Legislature as to the amount of corrective actions which would be taken by tax increases versus expenditure reductions, a compromise was not reached until February 2009.  At that time, amendments to the 2008 Budget Act were enacted along with, more than four months early, a full budget act for Fiscal Year 2009-10 (the "Initial 2009 Budget Act").  The State enacted $36 billion in solutions to what was then estimated to be a $42 billion General Fund budget gap for Fiscal Years 2008-09 and 2009-10.  It also provided for five budget-related measures that would have provided an estimated $6 billion in additional budget solutions, to be placed before the voters on May 19, 2009.  These measures were all rejected by the voters.

Under the Initial 2009 Budget Act, based on then-current assumptions about the State's financial circumstances, and assuming receipt of approximately $8 billion of Federal stimulus funds to offset General Fund costs and voter approval of various ballot measures, General Fund revenues and transfers were projected to increase 9.3%, from $89.4 billion in Fiscal Year 2008-09 to $97.7 billion in Fiscal Year 2009-10.  The Initial 2009 Budget Act contained General Fund appropriations of $92.2 billion, compared to $94.1 billion in Fiscal Year 2008-09.  The June 30, 2010 total reserve was projected to be $2.1 billion, an increase of $5.5 billion compared to the estimated June 30, 2009 reserve deficit of negative $3.4 billion.

As the recession deepened throughout the spring of 2009, revenues continued to erode and the budget again had fallen out of balance.  On July 1, 2009 the Governor declared a fiscal emergency and called a special session of the Legislature to solve the new $24.3 billion deficit.  The Legislature passed on July 24, 2009, and the Governor signed on July 28, 2009 the Amended 2009 Budget Act.  The prior year's resources available balance in the Amended 2009 Budget Act reflects a net increase of $72 million for Fiscal Year 2008-09 since the 2008 Budget Act.  Under the Amended 2009 Budget Act, General Fund revenues and transfers are projected to increase 6.4%, from a revised $84.1 billion in Fiscal Year 2008-09 to $89.5 billion in Fiscal Year 2009-10. The Amended 2009 Budget Act contains General Fund appropriations of $84.6 billion in Fiscal Year 2009-10, compared to $91.5 billion in Fiscal Year 2008-09, a 7.5% decrease. The June 30, 2010 total reserve initially was projected to be $500 million as compared to the revised June 30, 2009 reserve of negative $4.5 billion.

The Amended 2009 Budget Act contains the following major General Fund components:

1.                  Addressing the Deficit.  The $60 billion in budget solutions adopted for Fiscal Years 2008-09 and 2009-10 ($36 billion in solutions were adopted in February 2009 and $24 billion in July 2009) are wide-ranging and touch all three of the State's major revenue sources (personal income taxes, corporation taxes and sales and use taxes). Spending cuts are implemented in virtually every state program that receives General Fund support.  The budget solutions include spending reductions of $31 billion and also include an estimated receipt of $8 billion of Federal stimulus funds.  Additional solutions include $12.5 billion of tax increases and $8.4 billion of other solutions.

2.                  Federal Stimulus. The Amended 2009 Budget Act assumed the receipt of at least $8 billion from the ARRA to offset General Fund expenditures in Fiscal Years 2008-09 and 2009-10.

3.                  Cash Flow Management. The deterioration of revenues resulted in a cash shortage in Fiscal Years 2008-09 and 2009-10.  In order to manage cash flow and provide for timely payments of the State's obligations, the Amended 2009 Budget Act includes a number of cash solutions to better balance timing of receipts and disbursements.

4.                  Proposition 98. The Proposition 98 Guarantee for Fiscal Year 2009-10 was projected to be $50.4 billion, of which $35 billion was the General Fund portion.

5.                  K-12 and Higher Education. The Amended 2009 Budget Act included $66.7 billion for K-12 education programs for Fiscal Year 2009-10 of which $35 billion was funded from the General Fund.  The Amended 2009 Budget Act reflects a total funding of $20.9 billion, including $12.5 billion General Fund and Proposition 98 sources for all major segments of Higher Education.

6.                  Health and Human Services. The Amended 2009 Budget Act includes $24.8 billion in non-Proposition 98 General Fund expenditures for Health and Human Service Programs for Fiscal Year 2009-10. Due to the State's severe fiscal shortfall, the Initial 2009 Budget Act included $2.4 billion in proposed General Fund expenditure reductions in Health and Human Services programs in Fiscal Year 2009-10, and the Amended 2009 Budget Act include an additional $3.4 billion in General Fund expenditure reductions in these programs.

7.                  Transportation Funding.  The Amended 2009 Budget Act includes $1.441 billion of General Fund expenditures to fully fund local transportation programs in Fiscal Year 2009-10.  Proposition 1B also was passed in November 2006, providing $19.9 billion in bonding authority for a total of 16 programs intended to address a broad range of transportation priorities including rehabilitation and expansion of highways, transit and transit security, port security, and air quality.  The Amended 2009 Budget Act appropriates $4.2 billion of funds from the Proposition 1B bond authorization.

Because many of the actions taken to balance the Amended 2009 Budget Act were either one-time actions, involve loans which have to be repaid or are based on temporary revenue increases or the limited receipt of Federal stimulus funds, budget gaps of several billions of dollars a year are expected to recur in Fiscal Year 2010-11 and subsequent years. The DOF projected that the State would, in the absence of taking additional steps to balance its budget, face operating deficits of $6.3 billion, $6.6 billion and $3.1 billion in Fiscal Years 2010-11, 2011-12 and 2012-13, respectively.

The Amended 2009 Budget Act was based on a variety of assumptions. As described above, actual circumstances or conditions in Fiscal Year 2009-10 to date have differed from such assumptions in material respects, and circumstances and conditions for the balance of Fiscal Year 2009-10 may differ from those assumptions, and the State's financial condition may continue to be adversely impacted.

2010-2011 Governor's Budget and the 2010-2011 May Revision. The 2010-11 Governor's Budget, released on January 8, 2010, proposed to solve the estimated $19.9 billion budget gap by the end of Fiscal Year 2010-11 (including funding a $1.0 billion reserve).  Based on certain actions taken by the Legislature and other factors, the 2010-11 May Revision reduces the budget gap estimate to $19.1 billion (including funding a $1.2 billion reserve) and proposes to close the gap with a combination of expenditure reductions, alternative funding, fund shifts, and Federal funds.  The 2010-11 May Revision proposes a total of $19.9 billion of budget solutions for Fiscal Years 2009-10 and 2010-11, which consist primarily of $12.4 billion in expenditure reductions, $3.4 billion in Federal funds, $1.3 billion in alternative funding, and $2.1 billion in fund shifts and other revenues.

The 2010-11 May Revision projects to end Fiscal Year 2010-11 with a $1.2 billion reserve.  General Fund revenues and transfers for Fiscal Year 2010-11 are projected at $91.5 billion, an increase of $2.2 billion compared with estimates in 2010-11 Governor's Budget.  General Fund expenditures for Fiscal Year 2010-11 are projected at $83.4 billion, an increase of $.5 billion compared with estimates in the 2010-11 Governor's Budget and a decrease of $3.2 billion or 3.7 % compared with revised estimates for Fiscal Year 2009-

The 2010-11 May Revision has the following significant General Fund components:

1.                  Health and Human Services.  General Fund expenditures are proposed to decrease by $796 million (2.9%), compared to the 2010-11 Governor's Budget.

2.                  Proposition 98. The 2010-11 May Revision maintains the Governor's commitment to avoid additional cuts to K-14 education.  The 2010-11 Governor's Budget proposed maintaining State funding for schools at approximately the same level for Fiscal Year 2010-11 as schools received in Fiscal Year 2009-10.

3.                  Borrowing Costs. The 2010-11 May Revision proposes a decrease of $419.4 million (6.7%) in General Fund expenditures for borrowing in Fiscal Year 2010-11.

4.                  Federal Funding Assumptions. The 2010-11 May Revision includes an estimated $5.6 billion (as compared to $6.9 billion in the 2010-11 Governor's Budget) in Fiscal Year 2010-11 Federal funds to offset General Fund expenditures (of which $2.2 billion has already been approved by the Federal government).  The majority of these federal funds are ARRA funds.

5.                  Employee Compensation Changes. The 2010-11 May Revision proposes to decrease General Fund expenditures by $645.7 million in Fiscal Year 2010-11.

6.                  Budget Stabilization Account. The Governor suspended the annual transfer of money from the General Fund to the BSA due to the condition of the General Fund.

The 2010-11 May Revision revised various revenue and expenditures estimates for Fiscal Year 2009-10 and it projects that the State will end Fiscal Year 2009-10 with a negative reserve of $6.8 billion, compared to the estimate of a negative $5.4 billion reserve at the time of the 2010-11 Governor's Budget.  As of the 2010-11 May Revision, General Fund revenues and transfers for Fiscal Year 2009-10 are projected at a revised $86.5 billion, a decrease of $1.563 billion compared with 2010-11 Governor's Budget estimates.  This change is primarily made up of the following components: (i) $2.619 billion decrease in personal income tax; (ii) $816 million increase in sales and use tax; and (iii) $240 million increase in other revenues and transfers.

Under the 2010-11 May Revision, General Fund expenditures for Fiscal Year 2009-10 are projected at $86.5 billion, an increase of $373 million compared with 2010-11 Governor's Budget estimates.  This increase in expenditures is primarily attributable to (i) an increase in Proposition 98 expenditures of $1.2 billion and (ii) decrease in non-Proposition 98 expenditures of $803.3 million.

Litigation

The State is a party to numerous legal proceedings. The following are the most significant pending proceedings, as reported by the Office of the Attorney General.

Budget Related Litigation. In Robles-Wong, et al. v. State of California plaintiffs challenge the constitutionality of the State's "education finance system."  Plaintiffs, consisting of 62 minor school children, various school districts, the California Association of School Administrators and the California School Boards Association, allege the State has not adequately fulfilled its constitutional obligation to support its public schools, and seek an order enjoining the State from continuing to operate and rely on the current financing system and to develop a new education system that meets constitutional standards as declared by the court.  It is currently unknown what the fiscal impact of this matter might be upon the General Fund.

Two cases challenge the $489 million in line-item vetoes the Governor made to the Amended 2009 Budget Act:  Steinberg v. Schwarzenegger, et al. and St. John's Well Child and Family Center, et al. v. Schwarzenegger, et al.  Both actions maintain that because the Legislature only reduced existing appropriations in the budget revision bill without making any new appropriations, the Governor was not entitled to use his line-item veto power.  Both cases seek writ relief directing the Controller to enforce the existing appropriations as reduced by the Legislature and to declare the line-item vetoes void.  The appellate court allowed the Steinberg  petitioners to intervene in the St. John's action.  The appellate court then denied the writ and upheld the vetoes in the St. John's action.  Petitioners requested review of the ruling by the California Supreme Court, which was granted in June 2010.  The petition in the Steinberg  action is still pending in trial court, but the parties have asked for a stay by the court until the St. John's matter is resolved.

In Poizner v. Genest, et al., the State Insurance Commissioner challenges the proposed sale of a portion of a public enterprise providing workers' compensation insurance to California employers, asserting that the proposed sale would violate the California Constitution.

In Lord, et al. v. Schwarzenegger, et al., petitioners are a correctional officer and the employee organization designated as the exclusive bargaining representative of the officer and other correctional law employees.  Petitioners allege that the State budget bill enacted in July 2009 violates the California Constitution provision that requires that a statute embrace one subject expressed in its title.  The bill includes budget-related items intended to reduce various State expenses and increase various State revenues, including deferral of payment of State employee compensation and elimination of a rural health care subsidy paid to the petitioner and other State employees.  Petitioners seek a declaration that the bill is unconstitutional.  If petitioners are successful, this case could nullify the entire bill.

Petitioners in California Redevelopment Association, et al., challenge the constitutionality of legislation that required that local redevelopment agencies remit a total of $1.7 billion in Fiscal Year 2009-10 and $350 million in Fiscal Year 2010-11 to county education funds.  Petitioners are asking the trial court to enjoin implementation of the legislation.  A second case, County of Los Angeles, et al. v. Genest, et al., challenging the constitutionality of this legislation and seeking to enjoin its implementation has been filed by seven counties.  The trial court denied the petitions in both matters, and petitioners in the California Redevelopment Association matter appealed.  The appellate court denied petitioners' request for a stay pending resolution of the appeal.  Petitioners in the County of Los Angeles matter have filed a notice of appeal.

In several cases, petitioners challenge the Governor's executive orders directing the furlough without pay of State employees.  The first order, issued on December 19, 2008, directed furloughs for two days per month, effective February 1, 2009 through June 30, 2010.  The second, issued on July 1, 2009, required a third furlough day per month, effective through June 30, 2010.  In four cases, the trial court upheld the Governor's authority to order furloughs:  Professional Engineers in California Government et al. v. Schwarzenegger, et al.; California Attorneys, Administrative Law Judges and Hearing Officers in State Employment v. Schwarzenegger, et al.; Service Employees International Union, Local 1000  v. Schwarzenegger, et al.; and California Correctional Peace Officers' Association v. Schwarzenegger, et al.  Three of the petitioners have appealed.

Various other actions are pending with respect to other challenges to these executive orders, including challenges to the application of the furlough to certain classes and types of employees, the accrual of furlough time, procedural violations concerning the promulgation of the order and unlawful interference with constitutionally mandated obligations to certain plan participants.

In a separate action, Schwarzenegger; et al. v. Chiang, et al., the Governor is seeking an order to compel the State Controller to implement the reduction in wages as a result of the reduced work time (furlough) with respect to employees of other Statewide elected executive branch officers, including the Lieutenant Governor, State Controller, Secretary of State, State Treasurer, Superintendent of Public Instruction, Insurance Commissioner, and Attorney General.  The trial court ruled in favor of the Governor, and various parties have appealed.

In TOMRA Pacific, Inc. et al. v. Chiang, et al., plaintiffs challenge three transfers totaling $415.7 million from a special State recycling fund to the General Fund, asserting that the transfers have interfered with the operation of the recycling program for which the special fund was created, in violation of State law.  In California Chamber of Commerce et al. v. Chiang et al., which has been consolidated with the TOMRA  case, plaintiffs challenge these same transfers on the grounds that their inclusion violates the provision of the State Constitution that requires that a statute embrace one subject.  On June 15, 2010, the trial court issued a ruling denying the plaintiffs' requests for a writ of mandate in both cases. It is not known whether plaintiffs will appeal this ruling.

In California Medical Association v. Schwarzenegger, et al., plaintiff challenged the transfer of $6 million from the Medical Board's special fund to the General Fund and sought its repayment.  The trial court ruled in the favor of the State on this issue, and the plaintiff has filed a notice of appeal.

            Tax Refund Cases.  Six actions have been filed contending that the Legislature's modification of part of the State's tax code that implemented the double-weighting of the sales factor in California's apportionment of income formula for the taxation of multistate business entities, is invalid and/or unconstitutional.  Kimberly-Clark Worldwide, Inc., et. al. v. Franchise Tax Board; Gillette Company and Subsidiaries v. Franchise Tax Board; Proctor & Gamble Manufacturing Company & Affiliates v. Franchise Tax Board; Sigma-Aldrich, Inc. Affiliates v. Franchise Tax Board; RB Holdings (USA), Inc. v. Franchise Tax Board and Jones Apparel Group v. Franchise Tax Board, now consolidated in one matter, collectively referred to as Gillette Company v. Franchise Tax Board.  An adverse ruling in these cases would affect multiple taxpayers and create potential exposure to refund claims in excess of $750 million.

            A pending case challenges the imposition of limited liability company fees by the Franchise Tax Board ("FTB").  Bakersfield Mall LLC v. Franchise Tax Board, was filed as a class action on behalf of all limited liability companies operating in California and is pending in the trial court.  A second lawsuit that is virtually identical to Bakersfield Mall has been filed, and also seeks to proceed as a class action.  CA-Centerside II, LLC v. Franchise Tax Board.  If either case proceeds as a class action, the claimed refunds would be significant.

Plaintiff in River Garden Retirement Home v. California v. Franchise Tax Board alleges that the penalty under the State's tax amnesty program is unconstitutional.  The statute imposed a new penalty equal to 50% of accrued interest from February 1, 2005, to March 31, 2005 on unpaid tax liabilities for taxable years for which amnesty could have been requested.  The trial court granted summary judgment for the FTB, and plaintiff appealed.  The potential fiscal impact of the case could be in excess of $300 million.

Nortel Networks Inc. v. State Board of Equalization, a tax refund case, involves the interpretation of certain statutory sales and use tax exemptions for "custom-written" computer software and licenses to use computer software. The trial court ruled in favor of plaintiff and the State Board of Equalization appealed.  A ruling adverse to the State Board of Equalization in this matter if applied to other similarly situated taxpayers could have a significant negative impact, in the range of approximately $500 million annually, on tax revenues.

In River Garden Retirement Home v. California Franchise Tax Board, the plaintiff is challenging the denial of a deduction for dividends under the State's Revenue and Taxation Code.  After the Tax Code was held to be unconstitutional, the FTB allowed a deduction for all dividends for years in which the normal 4-year statute of limitations prevented additional assessments and denied a deduction for all dividends for all taxpayers for all years in which the 4-year statue was still open.  The trial court sustained the demur of the FTB on this issue; plaintiff also challenges the tax amnesty penalty.  An adverse ruling in these matters, applied in the context of other statutes, could have a significant revenue impact.

In Computer Services Tax Cases (Dell, Inc. v. State Board of Equalization), the appellate court ruled that the State Board of Equalization improperly collected sales and use tax on optional service contracts that Dell sold with computers.  The State will now be required to refund the tax with interest.  The amount of the refund has not yet been determined, but, with interest, may exceed $250 million.

Petitioners in California Taxpayers Association v. Franchise Tax Board challenge a section of Revenue and Taxation Code which imposes a penalty for large understatement of corporate tax, alleging it violates the State and Federal constitutions, and was not properly enacted.  The trial court ruled in favor of the FTB.  Petitioner has appealed. An adverse ruling enjoining collection of the tax could have a significant impact on tax revenue.

Environmental Matters.  In the matter of Leviathan Mine, Alpine County, California, Regional Water Quality Control Board, Lahontan Region, State of California, the State, as owner of the Leviathan Mine, is a party through the Lahontan Regional Water Quality Control Board (the "Board"), which is the State entity potentially responsible for performing certain environmental remediation at the Leviathan Mine site.  Also a party is ARCO, the successor in interest to the mining company that caused certain pollution of the mine site.  The Leviathan Mine site is listed on the Environmental Protection Agency (the "EPA") Superfund List, and both remediation costs and costs for natural resource damages may be imposed on the State.  The Board has undertaken certain remedial action at the mine site, but the EPA's decision on the interim and final remedies are pending.  ARCO filed a complaint on November 9, 2007, against the State, the State Water Resources Control Board, and the Lahontan Regional Water Quality Control Board.  Atlantic Richfield Co. v. State of California.  ARCO seeks to recover past and future costs, based on the settlement agreement, the State's ownership of the property, and the State's allegedly negligent past clean up efforts.  It is possible these matters could result in a potential loss to the State in the hundreds of millions of dollars.

In Pacific Lumber v. State of California, plaintiffs are seeking injunctive relief and damages against defendants State Water Resources Council, North Coast Water Quality Control Board, and the State of California for the alleged breach of the Headwaters Agreement, which involved the sale of certain timberlands by plaintiffs to Federal and State agencies.  The plaintiffs allege that the State's environmental regulation of their remaining timberlands constitute a breach of the prior agreement.  The State denies plaintiffs' claims.  The current plaintiffs are successors in interest to the original plaintiffs who are debtors in a bankruptcy proceeding, and have alleged in that proceeding that the value of the litigation ranges from $626 million to $639 million in the event liability is established.  The possible fiscal impact on the General Fund is unknown at this time.

In City of Colton v. American Professional Events, Inc. et al, two defendants involved in a liability action for contaminated ground water have filed cross complaints seeking indemnification from the State and the Regional Water Quality Control Board in an amount of up to $300 million.

            Escheated Property Claims.  In two cases, plaintiffs claim that the State has an obligation to pay interest on private property that has escheated to the State, and that failure to do so constitutes an unconstitutional taking of private property: Suever v. Connell and Taylor v. Chiang.  Both Suever and Taylor are styled as class actions but to date no class has been certified.  The Suever and Taylor plaintiffs argue that the State's failure to pay interest on claims paid violated their constitutional rights.  In Suever, the district court concluded that the State is obligated to pay interest to persons who reclaim property that has escheated to the State, but its ruling did not specify the rate at which interest must be paid.  The district court certified this issue for appeal.  Plaintiffs in Suever and Taylor also assert that for the escheated property that has been disposed of by the State, plaintiffs are entitled to recover, in addition to the proceeds of such sale, any difference between the sale price and the property's highest market value during the time the State held it; the State asserts that such claims for damages are barred by the Eleventh Amendment.  The district court granted the State's motion for summary judgment on this claim in Suever, and plaintiffs appealed.  The Ninth Circuit ruled against plaintiffs on the two consolidated Suever appeals, holding that the State is not required to pay interest and that the Eleventh Amendment bars plaintiffs from suing in Federal court for anything other than the return of their property or the proceeds of its sale.  The Ninth Circuit denied plaintiffs' request for rehearing and plaintiffs declined to seek review in the U.S. Supreme Court.  The State has filed a motion for summary judgment on all remaining claims in Suever, which was scheduled to be heard in July 2010.

Action Seeking Damages for Alleged Violations of Privacy Rights.  In Gail Marie Harrington-Wisely, et al. v. State of California, et al., a proposed class action, plaintiffs seek damages for alleged violations of prison visitors' rights resulting from the Department of Corrections' use of a body imaging machine to search visitors entering State prisons for contraband.  This matter has been certified as a class action.  The trial court granted judgment in favor of the State.  Plaintiffs' appeal has been dismissed and the trial court denied plaintiff's motion for attorneys' fees.  Plaintiffs may seek further review of the trial court's rulings.  If plaintiffs were successful in obtaining an award of damages for every use of the body-imaging machine, damages could be as high as $3 billion.

The plaintiff in Gilbert P. Hyatt v. Franchise Tax Board was subject to an audit by the FTB involving a claimed change of residence from California to Nevada.  Plaintiff alleges a number of separate torts involving privacy rights and interference with his business relationships arising from the audit.  The trial court ruled that plaintiff had not established a causal relation between the audit and the loss of his licensing business with Japanese companies; the Nevada Supreme Court denied review of this ruling.  The economic damages claim exceeds $500 million.  On the remaining claims, the jury awarded damages of approximately $387 million, including punitive damages, and over $1 million in attorneys' fees.  The total judgment with interest is approximately $490 million.  The State appealed and the Nevada Supreme Court has granted a stay of execution on the judgment pending appeal.  The State will vigorously pursue its appeal of this unprecedented award.

Actions to Increase Amount of State Aid for Dependent Children.  In Katie A., et al. v. Bonta, et al., a class action against Department of Health Services ("DHS"), Department of Social Services and the City of Los Angeles, plaintiffs seek to expand Medicaid-covered services for mentally disordered children in foster care.  The district court issued a preliminary injunction ordering the State defendants to provide additional services to class members.  Further, the court ordered the State defendants and plaintiffs to meet and confer both to develop a plan to implement the preliminary injunction and to come to consensus on whether the court should appoint a special master.  On appeal, the Ninth Circuit reversed the decision of the district court and remanded the matter for further proceedings.  Plaintiffs filed another motion for preliminary injunction in the district court.  The district court vacated the motion without prejudice and appointed a special master to assist the parties in resolving differences. At this time, it is unknown what financial impact this unprecedented litigation would have on the General Fund.

Local Government Mandate Claims and Actions.  In litigation filed in November 2007, California School Boards Association et al. v. State of California et al., plaintiffs, including the San Diego County Office of Education and four school districts, allege the State has failed to appropriate approximately $900 million for new State-required programs or services in violation of the State Constitution.  Plaintiffs sought declaratory and injunctive relief, including an order compelling reimbursement.  The trial court ruled that the Legislature had improperly failed to fund State education mandates, but refused to grant writ relief for the $900 million sought by the plaintiffs.  The State has appealed the ruling regarding the failure to fund mandates and plaintiffs filed a cross-appeal regarding the denial of an order to pay $900 million allegedly owed.  The trial court judgment has been stayed pending resolution of the appeal.  At this time it is unknown what fiscal impact this matter would have upon the General Fund.

In Department of Finance v. Commission on State Mandates, et al, the DOF is seeking to overturn a determination of the Commission on State Mandates that a State law requiring the development of a behavioral intervention plan for certain children receiving special education services exceeds the Federal requirements for individualized education plans and, therefore, is an unfunded State mandate.  The parties reached a settlement agreement, subject to legislative approval, under which the State would pay school districts $510 million in retroactive reimbursements over six years starting in Fiscal Year 2011-12, and will permanently increase the special education funding formula by $65 million annually, beginning in Fiscal Year 2009-10.  If the Legislature does not approve the settlement, trial in this matter is set for December 2010.

            In Department of Finance v. Commission on State Mandates ,the State is appealing a determination by the Commission on State Mandates relating to whether the requirement for completion of a second science course for graduation from high school constitutes a reimbursable State-mandated program.  Following court action on consolidated cases involving challenges to the State Controller's Office reduction of claims (San Diego Unified School District, et al. v. Commission on State Mandates, et al. and Woodland Joint Unified School District v. Commission on State Mandates, et al.), the Commission adopted revised parameters and guidelines which included a reasonable reimbursement methodology for claiming increased teacher costs.  Historically, education-related State mandate claims are funded from moneys provided to meet the Proposition 98 Guarantee.  The Commission's adoption of the revised parameters and guidelines could result in a reimbursement requirement that exceeds the funding available through the Proposition 98 Guarantee in any one fiscal year.

Actions Relating to Certain Tribal Gaming Compacts.  In June 2004, the State entered into amendments to tribal gaming compacts between the State and five Indian Tribes (the "Amended Compacts").  Those Amended Compacts are being challenged in three pending cases.  A decision unfavorable to the State in the cases described below could eliminate future receipts of gaming revenues anticipated to result from the Amended Compacts, and could delay or impair the State's ability to sell a portion of the revenue stream anticipated to be generated by these Amended Compacts.

            In Rincon Band of Luiseno Mission Indians of the Rincon Reservation v. Schwarzenegger, et al. the plaintiff (the "Rincon Band"), sought an injunction against implementation of the Amended Compacts on grounds that their execution and ratification by the State constituted an unconstitutional impairment of the State's compact with the Rincon Band.  The Rincon Band asserts that its compact contains an implied promise that the State would not execute compacts or compact amendments with other tribes that would have an adverse impact on the Rincon Band's market share by allowing a major expansion in the number of permissible gaming devices in California.  The complaint also asserts that the State breached Rincon's compact, principally by incorrectly calculating the total number of gaming device licenses, and a claim for damages sought for a separate alleged breach of compact but did not dismiss Rincon's other breach of compact claims, including a claim that the State failed to negotiate a compact amendment with the Rincon Band in good faith.  The district court entered a separate judgment with respect to the dismissed claims, and plaintiff appealed.  On appeal, the Rincon Band did not challenge the validity of the Amended Compacts.  The appellate court reversed the dismissal of the claim involving the total number of gaming device licenses and affirmed the dismissal of the Rincon's claim for damages.  The U.S. Supreme Court denied the State's petition, seeking review of the Ninth Circuit's decision to allow the challenge to the number of authorized gaming device licenses to proceed in the absence of other tribal parties.  Rincon's request for summary judgment on its claim regarding the authorized number of gaming device licenses is pending in district court.  The court, however, granted summary judgment for Rincon on its claim that the State failed to negotiate a compact amendment in good faith and denied summary judgment on other Rincon claims regarding negotiation of a compact amendment and disposition of licenses issued to tribes with amended compacts, and both parties appealed.  The Ninth Circuit denied the State's request to ask the California Supreme Court to interpret a State constitutional provision regarding the State's authority to negotiate gaming compacts with tribes, and affirmed the district court's judgment finding that the State had failed to negotiate a compact amendment in good faith. The district court granted Rincon's partial motion for summary judgment on its remaining claim regarding the authorized number of gaming device licenses.

San Pasqual Bank of Mission Indians v. State of California, et al. plaintiff seeks a declaration that more aggregate slot machines licenses are available for issuance to all tribes that signed compacts with the State than the number of such licenses determined by the State in 2002.  Should relief be granted and more licenses available, the Five Tribes' obligations to continue to fund State transportation bonds under the Amended Compacts would be rendered uncertain because the Amended Compacts contemplated the license pool created by the 1999 Compact would remain fixed at the number determined by the State.  An expanded license pool would thus present questions about the Five Tribes' monetary obligations that would presumably be required to be addressed by amendment of the Amended Compacts.  The district court dismissed the complaint, and plaintiff appealed.  The Ninth Circuit reversed the order and remanded the matter back to district court.  The district court granted plaintiff's motion for summary judgment regarding the number of licenses, and the State appealed.

In Twenty-Nine Palms Band of Mission Indians v. Schwarzenegger; et al., plaintiff seeks a declaration that monetary distributions made to tribe members and derived from its casino gambling operation profits and income earned by tribe members by means of employment at the tribe casino, are exempt from State taxation based upon the Federal Constitution, Federal statutes and the Tribal Compact between plaintiffs and the State. The district court dismissed the complaint without leave to amend it.  The plaintiff has appealed.  It is currently unknown what the fiscal impact of this matter might be upon the General Fund, should the plaintiff obtain a favorable ruling that may be applicable to other similarly situated taxpayers.

Prison Healthcare Reform.  The adult prison health care delivery system includes medical health care, mental health care and dental health care.  The annual budget for this system is exceeds $1.8 billion.  The system is operated by the California Department of Corrections and Rehabilitation, and affects approximately 33 prisons throughout the State. There are three significant cases pending in Federal district courts challenging the constitutionality of prison health care.  Plata v. Schwarzenegger is a class action regarding the adequacy of medical health care; Coleman v. Schwarzenegger is a class action regarding mental health care; and Perez v. Tilton is a class action regarding dental health care.  A fourth case, Armstrong v. Schwarzenegger is a class action on behalf of inmates with disabilities alleging violations of the Americans with Disabilities Act and Section 504 of the Rehabilitation Act.  In Plata the district court appointed a Receiver, who took office in April 2006, to run and operate the medical health care portion of the health care delivery system. The Plata  Receiver and the Special Master appointed by the Coleman  court, joined by the court representatives appointed by the Perez  and Armstrong  courts, meet routinely to coordinate efforts in these cases.  To date, ongoing costs of remedial activities have been incorporated into the State's budget process.  However, at this time, it is unknown what financial impact this litigation would have on the State's General Fund, particularly in light of the unprecedented step of appointing a Receiver of medical health care.  The Receiver filed a motion in the Plata  case, asking the court to hold the Governor and State Controller in contempt for failing to fund prison healthcare capital projects that the Receiver wishes to construct and to order the State to pay $8 billion to fund such projects. On October 27, 2008, the district court ordered the State to transfer $250 million to the Receiver.  The court indicated it would proceed later with the additional amounts requested by the Receiver.  The State appealed that order and the Ninth Circuit dismissed the State's appeal for lack of jurisdiction, stating that the order to pay $250 million was an interim order in the contempt proceedings.  On March 24, 2009, the district court denied the State's motion to terminate the Receiver, and the State has appealed that order.

In Plata  and Coleman  a three-judge panel was convened consider plaintiffs' motion for to issue a prisoner release order. The motions alleged that prison overcrowding was the primary cause of unconstitutional medical and mental health care.  After a trial, in August 2009, the panel issued an order requiring the State to prepare a plan for the release of approximately 46,000 prisoners in the next two years.  The State filed a prisoner-release plan with the three-judge panel and filed an appeal in the U.S. Supreme Court. On June 14, 2010, the U.S. Supreme Court granted the State’s request for review of the prisoner release order. The matter will be considered in the Court’s 2010-11 term.

Actions Seeking Medi-Cal Reimbursements and Fees. In Orinda Convalescent Hospital, et al. v. Department of Health Services, plaintiffs challenge a quality assurance fee charged to certain nursing facilities and a Medi-Cal reimbursement methodology applicable to such facilities that were enacted in 2004, alleging violations of Federal Medicaid law, the Federal and State constitutions and State law. Plaintiffs seek a refund of fees paid and to enjoin future collection of the fee. If an injunction against collection of the fee is issued, it could negatively affect the State's receipt of Federal funds. At this time it is unknown what fiscal impact this matter would have upon the General Fund.

            Various other pending cases challenge State legislation requiring reductions in Medi-Cal reimbursements to Medi-Cal providers.  In Independent Living Center of Southern California, et al. v. Shewry, et al., health care advocates, Medi-Cal providers and recipients challenge various reductions, payment holds and delays in cost-of-living adjustments in the State Supplementary Program for the Aged, Blind and Disabled. Plaintiffs seek injunctive relief to prevent implementation of these measures.  This matter has been removed to Federal court.  The district court granted in part a preliminary injunction, requiring the State, as of August 18, 2008, to pay the rates in effect prior to the  reduction.  The district court thereafter issued a second preliminary injunction, restoring the rates in effect prior to the reduction, as of November 2008, for two additional categories of services.  The State and plaintiffs appealed and the Ninth Circuit affirmed the preliminary injunctions and also found that the district court erred in making the injunction effective as of August 18, 2008, and that the injunction should apply to services rendered on or after July 1, 2008.  The Ninth Circuit denied both petitions for rehearing filed by the State.  The State filed a petition for certiorari in the U.S. Supreme Court and the Court invited the Solicitor General to file a brief expressing its views on the petition. The district court amended the injunction to apply retroactively. On June 17, 2010, the district court stayed further proceedings pending resolution of the petition for certiorari. A final decision adverse to the State in this matter could result in additional costs to the General Fund of $70 million.

In California Medical Associate, et al. v. Shewry, et al., professional associations representing Medi-Cal providers seek to enjoin implementation of the Medi-Cal rate reductions planned to go into effect on July 1, 2008, alleging that the legislation violates Medicaid requirements,  State laws and regulations and the California Constitution.  The trial court denied plaintiffs' motion for a preliminary injunction, plaintiffs filed an appeal, which was dismissed at their request.  Plaintiffs have indicated that they will file an amended petition seeking the retrospective relief the Ninth Circuit awarded in the Independent Living case, above, after final disposition of that case.  A final decision adverse to the State in this matter would result in costs to the General Fund of $508.2 million.

In Centinela Freeman Emergency Medical Associates, et al. v. David Maxwell-Jolly, et al., filed as a class action on behalf of emergency room physicians and emergency department groups, plaintiffs claim that Medi-Cal rates for emergency room physicians are below the cost of providing care. Plaintiffs seek damages and injunctive relief, based on alleged violations of the Federal Medicaid requirements, State law and the Federal and State Constitutions. At this time it is unknown what fiscal impact this case would have on the General Fund.

Actions Seeking Americans with Disabilities Act Compliance for Pedestrian Facilities.  The State's highway system includes approximately 2,500 miles of conventional (non-freeway) highways that include sidewalks and other pedestrian facilities. The Department of Transportation's current design standards include ADA-compliant standards for new construction, but a significant portion of previously constructed intersections at existing locations either remain to have curb ramps installed, or have previously-installed ADA curb ramps that need modification to meet evolving ADA standards. In addition, appellate decisions have extended the applicability of ADA requirements to sidewalks.  Californians for Disability Rights, Inc. v. California Department of Transportation et al. are two class actions filed in State court and Federal court on behalf of mobility-impaired and visually impaired Californians alleging violations of the ADA and Section 504 of the Rehabilitation Act regarding these pedestrian facilities.  The lawsuit attempts to accelerate and expand the Department's ongoing ADA efforts on existing facilities.  Costs for both new construction and remedial work associated with such efforts come from the State Highway Account.  Since 1995, the Department's ADA compliance costs have exceeded $100 million. The parties have reached a settlement agreement in the Federal action, pursuant to which the State would expend $1.1 billion over thirty years to be paid from the State Highway Operations account.  After class members were provided notice and an opportunity to comment or object to the proposed settlement, the federal court approved the settlement. The State court action has been tentatively dismissed contingent upon approval of the settlement in the Federal action.

Construction-Related Actions Against the Department of Transportation. Willemsen, et al. v. State of California. et al. is an inverse condemnation action, nuisance and negligence action arising out of construction, maintenance and operation of a State highway.  It was originally filed by the owners of 595 homes who sought damages in the amount of $600 million, alleging excessive dust and noise as well as structural damage to some of the homes.  Approximately half of the plaintiffs are no longer pursuing these claims.

            A pending litigation matter, Otay River Constructors v. South Bay Expressway, et al., relates to an agreement between Caltrans and South Bay Expressway ("SBX") for the design, construction and operation of a private-public partnership project in San Diego County.  SBX contracted with Otay River Constructors ("ORC") for the design and construction of the project, consisting of the privately-funded toll road initially contemplated by the parties and the publicly and privately funded gap and connector project to connect the toll road to existing State highways.  ORC sued SBX, alleging cost overruns on the gap/connector project were caused by SBX, and SBX cross-complained against Caltrans for breach of contract and indemnification, seeking $295 million in damages.  In separate pending arbitration relating to the toll road, SBX is seeking approximately $278 million in damages based on the same theories as in the gap/connector litigation.  ORC has filed a motion to join this arbitration with the litigation. Both matters are currently stayed after SBX filed for bankruptcy.

APPENDIX A

RISK FACTORS—INVESTING IN MASSACHUSETTS MUNICIPAL BONDS OBLIGATIONS

            The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the Commonwealth of Massachusetts (the "Commonwealth") available as of the date of this Statement of Additional Information.  While the Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material aspects.

General Information

Massachusetts is a relatively slow growing but densely populated state with a well-educated population, comparatively high-income levels, low rates of unemployment, and a relatively diversified economy.  While the total population of Massachusetts has remained fairly stable in the last twenty-five years, significant changes have occurred in the age distribution of the population.  Dramatic growth in residents between the ages of 20 and 44 since 1980 is expected to lead to a population distributed more heavily in the 65 and over age group in the next twenty-five years.  Massachusetts also has a comparatively large percentage of its residents living in metropolitan areas.  As of July 1, 2009, the population density of Massachusetts was 841 persons per square mile, as compared to 86.8 for the United States as a whole, and the State ranked third among the states in percentage of residents living in metropolitan areas (99.6%).  The State's population is concentrated in its eastern portion.  The city of Boston is the largest city in New England, with a 2008 population of 609,023.

From 1994 through 1997, real per capita income levels grew at a greater annual rate in Massachusetts than in the United States.  In 2000, Massachusetts had its highest per capita income growth in 16 years, exceeding the national growth rate by 2.4%.  From 2001 to 2003 real income in both Massachusetts and the United States declined, with a steeper decline in Massachusetts.  However, real income levels in Massachusetts remained well above the national average.  In 2004 and 2005, income growth was comparable in the Commonwealth and the nation.  In 2006 and 2007, income in the Commonwealth grew faster than in the nation.  In 2008, real income fell in both the Commonwealth and the nation.  Only the District of Columbia, Connecticut and New Jersey have had higher levels of per capita personal income.

The Massachusetts economy is diversified among several industrial and non-industrial sectors.  The four largest sectors of the economy (real estate and rental and leasing, professional and technical services, finance and insurance and manufacturing) contributed 47.3% of the Commonwealth's GDP in 2008.  Like many industrial states, Massachusetts has seen a steady decline of its manufacturing jobs base over the last two decades, not only as a share of total employment, but in absolute numbers of jobs as well.  Several service sectors have grown to take the place of manufacturing in driving the Massachusetts economy.  The combined service sectors now account for more than half of total payroll employment.

The unemployment rate in Massachusetts was consistently below the national average from 1995 to 2005, but exceeded the national average from December 2005 to April 2007.  Since that time, the Commonwealth's unemployment rate has been at or below the U.S. rate.  In October 2007, the Commonwealth's rate was 4.4%, the lowest it had been since October 2001.  By February 2010, the Commonwealth's rate had increased to 9.5%.

Commonwealth Finances

Cash Flow.  The State Treasurer is responsible for cash management and ensuring that all Commonwealth financial obligations are met on a timely basis.  Cash flow management incorporates the periodic use of short-term borrowing to meet cash flow needs for both capital and operating expenditures.  All short-term cash flow borrowings, including both commercial paper and revenue anticipation notes ("RANs"), must be repaid by the end of the fiscal year (June 30).  The Commonwealth currently has liquidity support for a $800 million tax-exempt commercial paper program for general obligation notes, through four $200 million credit lines.  The Commonwealth has relied upon the commercial paper program for additional liquidity since 2002.

The Commonwealth ended Fiscal Year 2009 with a cash balance of $805.3 million, compared to $1.198 billion at the end of Fiscal Year 2008.  Several factors contributed to the overall decline in the cash balance, including tax revenue declines, Fiscal Year 2008 appropriations carried forward and authorized to be expended in Fiscal Year 2009, and certain transfers made from the Fiscal Year 2008 consolidated net surplus calculation.

Current cash flow projections for Fiscal Year 2010 show an overall improvement in the non-segregated cash balance from $805.3 million to $844.2 billion.  The Commonwealth expects to issue approximately $2.215 billion in bonds in Fiscal Year 2011, including $1.625 billion in general obligation bonds and $590 million for the accelerated bridge program.  On August 26, 2010 the Commonwealth issued $358 million in general obligation bonds under the bond cap and $1.2 billion in RANs to support the Commonwealth's cash flow. The RANs are scheduled to mature in late April, 2011, late May, 2011 and late June, 2011.

Fiscal Year 2009 Summary.  The Legislature approved the Fiscal Year 2009 budget on July 3, 2008, and the Governor approved it ten days later, vetoing or reducing line items totaling $122.5 million, of which the Legislature overrode $56.5 million.  The total amount of authorized spending in Fiscal Year 2009 was budgeted at $28.167 billion.  At the time of passage, the Fiscal Year 2009 budget assumed the use of $401 million transferred from the Stabilization Fund, the suspension of the statutorily required Stabilization Fund deposit equal to 0.5% of Fiscal Year 2009 tax revenues (approximately $107 million), $285 million in new tax revenues as a result of the recently passed corporate tax reform legislation, and $157 million in additional revenues generated through enhanced collection and enforcement measures.  The Fiscal Year 2009 budget also relied upon approximately $174 million in additional revenue from the $1-per-pack cigarette tax increase that the Governor signed into law on July 1, 2008.

On October 15, 2008, the Executive Office for Administration and Finance ("EOAF") advised the Governor of a probable revenue deficiency of approximately $1.421 billion with respect to Fiscal Year 2009 appropriations.  The Governor subsequently announced a plan to close this shortfall that consists of $1.053 billion in spending reductions and controls as well as $168 million of additional revenues and a $200 million transfer from the Stabilization Fund.  On the same day, the Governor filed emergency supplemental budget legislation to, among other items, extend the Commonwealth's pension funding schedule, authorize the withdrawal of an additional $200 million from the Stabilization Fund and authorize the Governor to transfer amounts among appropriation line items within certain limits.  This legislation, with certain modifications, was passed by the Legislature on October 30, 2008.

On January 13, 2009, EOAF advised the Governor of a further revenue deficiency of approximately $1.101 billion with respect to Fiscal Year 2009 appropriations and made a further downward revision to the Fiscal Year 2009 tax revenue estimate.  The Governor addressed the projected shortfall on January 28, 2009 through expenditure reductions, additional revenues from tax settlements, eliminating certain exemptions to the sales tax, anticipated revenues from changes in motor vehicle registration fees, additional Federal funds for Medicaid and an additional draw from the Stabilization Fund of $327 million.

On April 15, 2009, based on Fiscal Year 2009 tax collections through March that were $117 million below the revised Fiscal Year 2009 tax revenue estimates, the EOAF further revised the tax revenue forecast for Fiscal Year 2009 downward from $19.450 billion to $19.333 billion.  The tax revenue shortfall, combined with approximately $39 million in spending and non-tax revenue-related exposures, resulted in a $156 million budget gap.  The Governor's plan at that time to close the shortfall included the use of $128 million in American Recovery and Reinvestment Act ("ARRA") funds, including $90 million from the Stabilization Fund, $16 million from additional budget cuts and spending controls and $12 million in savings from furloughs and workforce reductions.

On May 4, 2009, after analysis of April 2009 tax revenue collections that fell by $953 million from collections in April 2008, and which were $456 million below the monthly benchmark based on revised revenue forecasts, the Fiscal Year 2009 revenue estimate was further revised to $18.436 billion.  On the same date, EOAF also advised the Governor of a probable revenue deficiency of approximately $953 million with respect to Fiscal Year 2009 appropriations and certain non-discretionary spending obligations that had not been budgeted.  Two weeks later, the Governor approved supplemental legislation that authorized a $461 million withdrawal from the Stabilization Fund to help close the projected shortfall.

On June 29, 2009 the Governor approved supplemental budget legislation that contained the remaining solutions to the projected $953 million shortfall, including: (i) accessing approximately $412 million in ARRA funds; (ii) eliminating a planned $100 million deposit to the Stabilization Fund that was authorized in Fiscal Year 2008 but had yet to be executed; (iii) a $65 million transfer from the State Convention Center Fund; and (iv) reducing the General Fund contribution to the Health Safety Net Trust Fund by $15 million.  The legislation also included supplemental appropriations totaling $59.8 million, including $21.4 million for the MassHealth program to meet increasing service utilization costs and $11.5 million for costs associated with providing legal representation to indigent persons in criminal and civil court cases.  On July 2, 2009, the Governor filed legislation requesting supplemental appropriations totaling $64 million, including $60 million to support costs related to increased claims and utilization in the MassHealth program and $3 million to aid in the transition of transportation entities as a result of the recently enacted transportation reform bill.

The Commonwealth ended Fiscal Year 2009 with an undesignated budgetary fund balance of $74.7 million, which includes the statutorily required 0.5% tax revenue carry-forward into Fiscal Year 2010 of $92.6 million.  The year-end balance in the Stabilization Fund was $841.3 million and additional reserve balances of $68.8 million.  The total fiscal year-end balance in the budgeted operating funds was approximately $1.02 billion.

Fiscal Year 2010.  On June 19, 2009, the Legislature enacted the Fiscal Year 2010 budget, which totaled $27.411 billion.  The Fiscal Year 2010 budget was approved by the Governor on June 29, 2009 with vetoes totaling approximately $360 million.  The Governor also filed a supplemental Fiscal Year 2010 appropriations bill on June 29, 2009 which provided for $269.4 million in spending that was not included in the enacted Fiscal Year 2010 budget.

The final Fiscal Year 2010 budget, as enacted, totaled $27.046 billion and was based on a Fiscal Year 2010 tax revenue estimate of $18.879 billion.  This estimate initially was initially downward to $18.279 billion on October 15, 2009 and was subsequently revised to $18.460 billion on January 7, 2010.  To cover the projected tax revenue shortfall, the Governor announced approximately $277 million in spending reductions in October 2009 across executive branch agencies.  Other solutions to the reduced estimate included the use of $80 million in Stabilization Fund reserves, $126 million in anticipated departmental and other revenues, as well as $62 million in available ARRA funds. Based on the updated guidance provided by the Federal government with respect to available Medicare "clawback" payments, $80 million was transferred back to the Stabilization Fund.

In March 2010, the EOAF announced that it had identified $195 million of additional non-tax revenue and cost exposures in Fiscal Year 2010 that were not previously anticipated.  A portion of the deficiency is being reimbursed by the Federal government, leaving a $118 million deficiency that needed to be closed using state resources.  The Governor proposed $38 million of line item spending reductions and a transfer of $50 million in surplus funds from the Commonwealth Transportation Fund.  These measures were signed into law as part of the supplemental budget legislation approved by the Governor on April 28, 2010.  In addition, $30 million of the $80 million of clawback payments discussed above were transferred back to the Stabilization Fund.

The Governor has signed Fiscal Year 2010 supplemental appropriations totaling $665.4 million. The majority of additional funding is necessary to support safety net programs and services affected by increased caseloads and utilization as a result of the economic downturn, such as the MassHealth program.  There have also been other unanticipated costs that have required supplemental funding.  On July 9, 2010, the Governor filed a final supplemental appropriations bill for Fiscal Year 2010 that provided for net new spending in the amount of $28.5 million.  This funding primarily addresses outstanding liabilities of the Commonwealth, and there are sufficient resources available to cover these expenditures.

While the Department of Revenue ("DOR") has not completed its tabulation of Fiscal Year 2010 tax revenues, on July 16, 2010 the DOR released its preliminary June tax revenue report, which indicated that collections for Fiscal Year 2010 totaled $18.539 billion, an increase of $280 million (1.5%) compared to Fiscal Year 2009.  This increase is attributable in large part to an increase of approximately $743 million (19.2%) in sales tax collections (due entirely to the increase in the sales tax rate from 5.0% to 6.25% and elimination of the sales tax exemption for alcoholic beverages, both of which were effective August 1, 2009), an increase of approximately $21 million (1.0%) in corporate and business tax collections and a decrease of approximately $473 million (4.5%) in personal income tax collections.

Fiscal Year 2011.  On January 27, 2010, the Governor filed his proposed budget for Fiscal Year 2011 with the Legislature.  The Governor's recommendations were based on the then-consensus tax revenue estimate for Fiscal Year 2011 of $19.050 billion.  The Governor's recommendations called for total spending in Fiscal Year 2011 of $28.212 billion.  The projected Fiscal Year 2011 budget shortfall was $2.75 billion, which the Governor recommended addressing through budget reductions, use of Federal stimulus, use of monies from the Stabilization Fund and other revenue proposals.

The proposed Fiscal Year 2011 budget included a total of $1.297 billion in enhanced Federal Medical Assistance Percentage ("FMAP").  Under ARRA, the level of enhanced FMAP for each state is dependent on the state's unemployment rates. Massachusetts currently qualifies for the highest tier for FMAP percentages.  The enhanced FMAP through the ARRA legislation extends through December 2010.   This FMAP funding estimate also reflects the anticipated success in securing the expected enactment of a six-month extension of enhanced Federal matching relief to the period ending June 30, 2011.  The Governor's budget recommendations assume a tier 2 level of reimbursement of 60.2% or approximately $607 million for the six-month extension portion of enhanced FMAP.

On June 30, 2010 the Governor approved the Fiscal Year 2011 budget, which totaled $27.57 billion.  The Governor vetoed approximately $457 million from the budget that was enacted by the Legislature.  Such vetoes include $372 million of appropriations funded from additional FMAP that had been assumed in the budget, but which the U.S. Congress has not yet approved.  In addition, the budget enacted by the Legislature included $54 million in anticipated Federal assistance for needy families that has not yet been approved by Congress.  The budget enacted by the Legislature also included approximately $17 million in Lottery revenues in excess of revenue projections given by the State Lottery Commission.  The Governor has vetoed certain funding in the Fiscal Year 2011 budget to solve for these anticipated exposures.

The Fiscal Year 2011 budget includes a $100 million withdrawal from the Stabilization Fund, the use of Fiscal Year 2011 interest earnings on the Stabilization Fund and an additional $95 million in savings by suspending the statutory carryover of the General Fund balance into the next fiscal year.  Taking all that into account, the Stabilization Fund is projected to have a $556 million balance at the end of Fiscal Year 2011.  The Fiscal Year 2011 budget also relies on $809 million in remaining available ARRA funds.

On August 10, 2010, the President signed a $26 billion state-aid package that would provide additional Federal funding to the states for Medicaid and teachers' pay.  This measure extends the FMAP rate originally set to expire on December 31, 2010 to June 30, 2011, which is expected to provide approximately $449 million in additional Medicaid reimbursement to the Commonwealth.  The aid package also is expected to provide approximately $204 million to the Commonwealth to retain or hire teachers at local school districts.

Notwithstanding the passage of the Federal legislation, departments may need to make significant reductions to programs and services below levels that were contemplated in the original budget proposals of the Governor, the House and the Senate. These spending reductions, along with continued case-load driven pressures in programs and services like the MassHealth program, emergency family shelters and other safety net programs, will require departments and agencies to manage over $1 billion in spending reductions and potential exposures during Fiscal Year 2011.  State departments and agencies are preparing implementation plans detailing the necessary steps that each department or agency will need to take to manage their Fiscal Year 2011 programs and services, generally at reduced funding levels from the previous fiscal year.  These plans will inform the EOAF and the Governor's office of layoffs or regulatory, statutory or other changes that may be required for departments and agencies to operate at reduced funding.  The EOAF is currently reviewing the submitted plans with the respective state department or agency.  Ultimately, any decision on how to allocate the $463 million in additional Medicaid reimbursements will affect departments' implementation plans relative to the $1 billion in spending reductions and exposure to which they are managing.

Commonwealth Revenues

In order to fund its programs and services, the Commonwealth collects a variety of taxes and receives revenues from other non-tax sources, including the Federal government and various fees, fines, court revenues, assessments, reimbursements, interest earnings and transfers from its non-budgeted funds, which are deposited in the Commonwealth's budgeted operating funds.

Commonwealth Taxes.  The major components of Commonwealth taxes are the income tax, which was estimated to account for approximately 55.6% of total tax revenues in Fiscal Year 2010, the sales and use tax, which was estimated to account for approximately 24.4% of total tax revenues in Fiscal Year 2010, and the corporations and other business and excise taxes, which were estimated to account for approximately 11.3% of total tax revenues in Fiscal Year 2010.  Other tax and excise sources were estimated to account for the remaining 8.7% of Fiscal Year 2010 tax revenues.

Income Tax.  The Commonwealth assesses personal income taxes at flat rates, according to classes of income after specified deductions and exemptions.  A rate of 5.3% has been applied to most types of income since January 1, 2002.  The tax rate on gains from the sale of capital assets held for one year or less and from the sale of collectibles is 12%, and the tax rates on gains from the sale of capital assets owned more than one year is 5.3%.  Interest on obligations of the United States and of the Commonwealth and its political subdivisions is exempt from taxation.

Under current law, the personal income tax rate is scheduled to be gradually reduced to 5.0%, contingent upon "baseline" state tax revenue growth (i.e., revenue growth after factoring out the effect of tax law and administrative processing changes) growing by 2.5% more than the rate of inflation for state and government purchases.  In the tax year following that in which the personal income tax rate is reduced to 5.0%, the charitable deduction, which was in effect for tax year 2000 but subsequently suspended, would be restored.  In Fiscal Year 2009, tax revenue growth was not sufficient to trigger a tax rate reduction for tax year 2010.  Fiscal Year 2010 baseline revenues are projected to be less than Fiscal Year 2009 revenues, so no tax rate reduction is expected to be triggered for tax year 2011.

Sales and Use Tax.  As of August 1, 2009, the Commonwealth imposes a 6.25% (5% prior to August 1, 2009) sales tax on retail sales of certain tangible properties (including retail sales of meals) transacted in the Commonwealth and a corresponding 6.25% use tax on the storage, use or other consumption of like tangible properties brought into the Commonwealth.  However, food, clothing, prescribed medicine, materials and produce used in food production, machinery, materials, tools and fuel used in certain industries, and property subject to other excises (except for cigarettes and, as of August 1, 2009, alcoholic beverages) are exempt from sales taxation.  The sales and use tax also is applied to sales of electricity, gas and steam for certain nonresidential use and to nonresidential and most residential use of telecommunication services.

Business Corporations Tax.  Corporations doing business in the Commonwealth, other than banks, trust companies, insurance companies, railroads, public utilities and safe deposit companies, are subject to an excise that has a property measure and an income measure.  The value of Commonwealth tangible property (not taxed locally) or net worth allocated to the Commonwealth is taxed at $2.60 per $1,000 of value.  The net income allocated to the Commonwealth, which is based on net income for Federal taxes, is taxed at 8.75% (as of January 1, 2010), subject to further scheduled reductions.  The minimum tax is $456.  Both rates and the minimum tax include a 14% surtax.

Recent legislation changed the corporate tax structure in Massachusetts from a "separate company" reporting state to a "combined reporting" state, effective January 1, 2009.  This legislation also repealed the differences between Federal and Massachusetts business entity classification rules for tax purposes so that companies will be classified as the same type of legal entity for all tax purposes.  The legislation reduced the 9.5% business corporations tax rate to 8.75% as of January 1, 2010, 8.25% as of January 1, 2011 and 8.00% as of January 1, 2012 and thereafter.  The DOR estimates that these changes, in the aggregate, increased revenues by approximately $255 million in Fiscal Year 2009, and will increase revenues by approximately $345.2 million in Fiscal Year 2010, $239.9 million in Fiscal Year 2011, $169.1 million in Fiscal Year 2012 and $145 million in Fiscal Year 2013 and thereafter.

Financial Institutions Tax.  Financial institutions (which include commercial and savings banks) are subject to an excise tax of 10.5%.  The tax reform legislation discussed above also provides for a reduction in the financial institutions tax rate to 10% as of January 1, 2010, 9.5% as of January 1, 2011 and 9% as of January 1, 2012 and thereafter.

Insurance Taxes.  Life insurance companies are subject to a 2% tax on gross premiums; domestic companies also pay a 14% tax on net investment income.  Property and casualty insurance companies are subject to a 2.28% tax on gross premiums, plus a 14% surcharge for an effective tax rate of 2.28%.  Domestic companies also pay a 1% tax on gross investment income.

Other Taxes.  Other tax revenues are derived by the Commonwealth from motor fuels excise taxes, cigarette and alcoholic beverage excise taxes, estate and deed excises and other tax sources.  The excise tax on motor fuels is $0.21 per gallon.  On July 1, 2008, the Governor approved legislation raising the state cigarette tax from $1.51 per pack to $2.51 per pack.  The DOR estimates that this change resulted in additional revenue of between $140 million and $150 million in Fiscal Year 2009 and will result in a Fiscal Year 2010 revenue increase of between $120 million and $130 million and in subsequent years.

Recent Tax Law Changes.  On August 5, 2010, the Governor signed into law legislation relating to economic development that includes certain provisions affecting Commonwealth tax revenues.  The legislation extended the net operating loss carry-forward period from 5 years to 20 years for specified categories of taxpayers filing under the corporate excise tax, for losses sustained in tax years beginning in calendar year 2010.  The DOR estimates that the static revenue loss under this provision will be approximately $4.7 million in Fiscal Year 2016, $12.6 million in Fiscal Year 2017, $19.8 million in Fiscal Year 2018, $25.5 million in Fiscal Year 2019 and $30.3 million in Fiscal Year 2020, and will increase annually until the tax law change is fully phased in by Fiscal Year 2031, at which point the annual revenue loss will be approximately $92.2 million.

The legislation also reduced the 3% capital gains tax rate under the individual income tax rate for sale of investments in certain Massachusetts-based start-ups. The new rate takes effect for tax years beginning on or after January 1, 2011 with respect to investments in corporations incorporated on or after January 1, 2011, but a three-year holding period is required. The DOR estimates that this provision will result in a static revenue loss of $0.1 million in Fiscal Year 2014, $0.7 million in Fiscal Year 2015, $2.3 million in Fiscal Year 2016, $4.0 million in Fiscal Year 2017 and $5.7 million in Fiscal Year 2018, and will increase annually until Fiscal Year 2022, at which point the annual revenue loss will be approximately $13.5 million.

Furthermore, the legislation provides for the exclusion of income of a non-U.S. corporation from a "water's edge" combined report under the corporate excise tax if the income is not subject to U.S. Federal income tax by reason of an exemption in a Federal bi-lateral treaty, effective for tax years beginning January 1, 2009.  Other income of a non-U.S. corporation that is derived from U.S. sources (as well as income effectively connected with a U.S. trade or business) would continue to be included in the combined group's Massachusetts income tax base in accordance with the combined reporting statute and regulations, including in situations where a Federal treaty reduces the Federal tax rate on such income but does not completely exempt the income from tax.  The DOR estimates that this provision will result in a revenue reduction or revenue forgone of up to approximately $28 million annually, with a potentially larger revenue loss in Fiscal Year 2011 due to the retroactive nature of the change.  Finally, the legislation established a sales tax holiday on August 14-15, 2010.  All non-business retail sales of $2,500 or less were exempt from the Massachusetts sales tax, excluding telecommunications services, motor vehicles, meals, utilities, motor boats, and tobacco products. The DOR estimates that the sales tax holiday will result in a static revenue loss of approximately $20 million in Fiscal Year 2011.

Federal and Other Non-Tax Revenues.

Federal Revenue.  Federal revenue is collected through reimbursements for the Federal share of entitlement programs such as Medicaid and, beginning in Federal Fiscal Year 1997, through block grants for programs such as Transitional Assistance to Needy Families ("TANF").  The amount of Federal revenue to be received is determined by state expenditures for these programs.  The Commonwealth receives reimbursement for approximately 50% of its spending for Medicaid programs.  Block grant funding for TANF is received quarterly and is contingent upon maintenance of effort spending level determined annually by the Federal government.  In Fiscal Year 2009, Federal reimbursements for budgeted operating activity amounted to $8.251 billion.  Federal reimbursements for Fiscal Year 2010 are currently projected to be $8.589 billion.  Departmental and other non-tax revenues are derived from licenses, tuition, registrations and fees, and reimbursements and assessments for services.  For Fiscal Years 2009 these revenues were $2.326 billion and are projected to be $2.889 billion in Fiscal Year 2010.

Lottery Revenue.  For the budgeted operating funds, inter-fund transfers include transfers of profits from the State Lottery Fund and the Arts Lottery Fund and reimbursements for the budgeted costs of the State Lottery Commission.  This accounted for net transfers from the Lottery of $1.018 billion, $1.035 billion, $1.103 billion, $1.128 billion and $1.003 billion in Fiscal Years 2005 through 2009, respectively.

The Lottery Commission's operating revenues for Fiscal Year 2009 were $959 million. This includes a $1 million spending reduction in operating expenses, a $2 million spending reduction in administrative expenses and an additional $700,000 spending reversion by the Lottery.  The result was a shortfall of $43.7 million against the assumed $1.003 billion budget to fund various commitments appropriated by the Legislature from the State Lottery Fund and Arts Lottery Fund, including Lottery administrative expenses, and $811 million in appropriations for local aid to cities and towns, with the balance, if any, to be transferred to the General Fund for the general activities of the Commonwealth. A transfer of $43.7 million from the General Fund to the Lottery Fund will be necessary in order to eliminate the fund deficit. The Fiscal Year 2009 supplemental appropriation bill approved by the Governor on October 29, 2009 authorized the Comptroller to transfer up to $46 million from the General Fund to the State Lottery Fund to cure the deficiency.

The Fiscal Year 2010 budget assumes total net transfers from the Lottery of $937.5 million to fund various commitments appropriated by the Legislature, including Lottery administrative expenses and $758.8 million in appropriations for local aid to cities and towns, with the balance, if any to be transferred to the General Fund for the general activities of the Commonwealth.  For Fiscal Year 2010, the State Lottery Commission is currently projecting net operating revenues of $987 million, which would result in an expected shortfall of $49.5 million, resulting in a deficit position at the end of Fiscal Year 2010.

The Fiscal Year 2011 budget assumes total transfers from the Lottery of $986.8 million to fund various commitments appropriated by the Legislature from the State Lottery Fund and the Arts Lottery Fund, including Lottery administrative expenses, and $812.2 million in appropriations for local aid to cities and towns, with the balance, if any, to be transferred to the General Fund for the general activities of the Commonwealth.

Tobacco Settlement.  On November 23, 1998, the Commonwealth joined with other states in entering into the MSA, which resolved the Commonwealth's and the other states' litigation against the cigarette industry.  Under the MSA, cigarette companies have agreed to make both annual payments (in perpetuity) and five initial payments (for the calendar years 1999 to 2003, inclusive) to the settling states.  Each payment amount is subject to applicable adjustments, reductions and offsets, including upward adjustments for inflation and downward adjustments for decreased domestic cigarette sales volume.

The Commonwealth's allocable share of the base amounts payable under the master settlement agreement is approximately 4.04%.  The Commonwealth had estimated its allocable share of the base amounts under the agreement through 2025 to be approximately $8.3 billion, without regard to any potential adjustments, reductions or offsets.  However, in pending litigation tobacco manufacturers are claiming that because of certain developments, they are entitled to reduce future payments under the MSA, and certain manufacturers withheld payments to the states that were due in April of each year since 2006.  The Commonwealth believes it is due the full amount and is pursuing its claim to unreduced payments.  The Commonwealth was also awarded $414.3 million from a separate Strategic Contribution Fund established under the MSA to reward certain states' particular contributions to the national tobacco litigation effort.  This additional amount is payable in equal annual installments during the calendar years 2008 through 2017.

Tobacco settlement payments were initially deposited in a permanent trust fund (the Health Care Security Trust), with only a portion of the moneys made available for appropriation. Beginning in Fiscal Year 2003, however, the Commonwealth has appropriated the full amount of tobacco settlement receipts in each year's budget. The balance accumulated in the Health Care Security Trust amounted to $509.7 million at the end of Fiscal Year 2007. The Fiscal Year 2008 budget established the State Retiree Benefits Trust Fund, and required the Health Care Security Trust's balance to be transferred to the State Retiree Benefits Trust Fund on or before June 30, 2008.  The Fiscal Year 2009 budget transfers all payments received by the Commonwealth in Fiscal Year 2009 pursuant to the master settlement agreement from the Health Care Security Trust to the General Fund.  To date, the Commonwealth has received approximately $3.03 billion in payments under the MSA.

Tax Revenues—Fiscal Years 2008-2011

Fiscal Year 2008.  Tax revenue collections for Fiscal Year 2008 totaled $20.879 billion, an increase of $1.143 billion (5.8%) over Fiscal Year 2007.  The increase was attributable in large part to an increase of approximately $433 million (5.0%) in withholding collections, an increase of approximately $387 million (18.4%) in income tax estimated payments, an increase of approximately $299 million (15.2%) in income tax payments with returns and extensions, an increase of approximately $21 million (0.5%) in sales and use tax collections and an increase of $72 million (2.9%), in corporate and business tax collections.  The collections were $654 million above the Fiscal Year 2008 tax estimate of $20.225 billion adjusted for subsequent tax law changes.  Approximately $399.5 million in supplemental appropriations were approved for Fiscal Year 2008.

Fiscal Year 2009.  Tax revenue collections for Fiscal Year 2009 totaled $18.26 billion, a decrease of $2.62 billion (12.5%) from Fiscal Year 2008.  The decrease was attributable in large part to a decrease of approximately $712.5 million (28.6%) in personal income tax estimated payments, a decrease of approximately $147.6 million (1.6%) in withholding collections, a decrease of approximately $825.2 million (36.4%) in income tax payments with returns and extensions, an increase of approximately $216.4 million (16.2%) in income tax refunds, a decrease of approximately $218 million (5.3%) in sales tax collections and a decrease of approximately $449.6 million (17.6%) in corporate and business tax collections, which are partially offset by changes in other revenues.  The Fiscal Year 2009 collections were $176.5 million below revised estimates.

Fiscal Year 2010.  Preliminary tax revenue collections for the first eleven months of Fiscal Year 2010, ended May 31, 2010, totaled $16.507 billion, an increase of $39 million (0.2%) compared to the same period in Fiscal Year 2009.  The year-to-date tax revenue increase is attributable in large part to a increase of approximately $22 million (1.3%) in corporate and business tax collections, an increase of approximately $651 million (18.4%) in sales tax collections, which are partially offset by a decrease of approximately $325 million (21.7%) in income tax cash estimated payments, a decrease of approximately $197 million (14.0%) in income tax payments with returns and extensions, a decrease of approximately $90 million (1.1%) in withholding collections, and changes in other revenues (net of refunds).  The year-to-date Fiscal Year 2010 collections were $70 million below the January 7, 2010 revised EOAF estimate.

Fiscal Year 2011.  Preliminary tax revenues for the first two months of Fiscal Year 2011, ended August 31, 2010, totaled approximately $2.738 billion, an increase of approximately $191.4 million (7.5%) over the same period in Fiscal Year 2010.  This increase is attributable in large part to an increase of approximately $85.4 million (5.9%) in income tax collections and an increase of approximately $186.4 million (27.2%) in sales and use tax collections, which are partially offset by a decrease of approximately 92.3 million (61.1%) in corporate and business tax collections.  Preliminary year-to-date Fiscal Year 2011 tax collections were approximately $8.3 million above the benchmark estimate, which is based on the Fiscal Year 2011 consensus tax revenue estimate of $19.078 billion (which is equal to the $19.050 billion consensus estimate plus $48 million in Fiscal Year 2011 tax initiatives authorized in the Fiscal Year 2011 general appropriations act and less $20 million in the estimated sales tax revenue loss resulting from the August 2010 sales tax holiday).

Commonwealth Expenditures

Commonwealth Financial Support for Local Governments.  The Commonwealth makes substantial payments to its cities, towns and regional school districts ("Local Aid") to mitigate the impact of local property tax limits on local programs and services.  Local Aid payments take the form of both direct and indirect assistance.  Direct Local Aid consists of general revenue sharing funds and specific program funds sent directly to local governments and regional school districts, excluding certain pension funds and non-appropriated funds.  In Fiscal Years 2009 and 2010, approximately $4.724 and $4.837 billion, respectively, was allocated to direct Local Aid.

As a result of comprehensive education reform legislation enacted in June 1993, a large portion of general revenue sharing funds are earmarked for public education and are distributed through a formula designed to provide more aid to the Commonwealth's poorer communities.  The legislation requires the Commonwealth to distribute aid to ensure that each district reaches at least a minimum level of spending per public education pupil.  Since Fiscal Year 1994, the Commonwealth has fully funded the requirements imposed by this legislation in each of its annual budgets.  In Fiscal Year 2007, this legislation was revised to adjust the formula by which the Commonwealth calculates its Local Aid payments.

The Lottery and Additional Assistance programs, which comprise the other major components of direct Local Aid, provide unrestricted funds for municipal use.  There are also several specific programs funded through direct Local Aid, such as highway construction, school building construction and police education incentives.  The Fiscal Year 2009 budget provided for State Lottery Fund distributions of approximately $810 million, with an additional $124 million to be provided from the General Fund.  The Fiscal Year 2009 budget also provided for Additional Assistance in the amount of $378 million.

Medicaid.  The Medicaid program provides health care to low-income children and families, low-income adults, the disabled and the elderly.  The program, which is administered by the Executive Office of Health & Human Services ("EOHHS"), generally receives 50% in Federal reimbursement on most Medicaid expenditures.  ARRA increased the FMAP for expenditures made between October 1, 2008, and December 31, 2010 from 50% to between 56.2% and 61.59%, depending on the Commonwealth's unemployment rate.  Beginning in Fiscal Year 1999, payments for some children's benefits are 65% Federally reimbursable under the  Children's Health Insurance Program.

For Fiscal Year 2010, nearly 30% of the Commonwealth's budget is devoted to Medicaid.  It is the largest item in the Commonwealth's budget and has been one of the fastest growing budget items.  Medicaid spending from Fiscal Years 2006-10 has grown by 6.6% on a compound annual basis. During the same period, Medicaid enrollment is estimated to have increased 3.2% on a compound annual basis, driven largely by eligibility expansions and the individual mandate prescribed by the 2006 health care reform legislation.

The Fiscal Year 2010 estimated spending is $9.291 billion which includes an assumed Fiscal Year 2010 deficiency figure of $432 million.  The Governor has approved supplemental legislation that includes $200 million in additional funding for the program and has filed supplemental legislation that includes an additional $163 million.  The remaining amount is expected to be solved by the transfer of surplus funds from the MassHealth Medicare clawback account. MassHealth is also working on quantifying potential additional exposures in the Children's Behavioral Health Initiative related to compliance with the remedial plan ordered in Rosie D. et al v. The Governor discussed below.

Commonwealth Care.  State health care reform legislation enacted in 2006 created the Commonwealth Health Insurance Connector Authority to, among other things, administer the new Commonwealth Care program, a subsidized health insurance coverage program for adults whose income is up to 300% of the Federal poverty level and who do not have access to employer-sponsored insurance.  Commonwealth Care began enrolling individuals on October 1, 2006.  As of May 1, 2010, over 150,000 residents were enrolled in Commonwealth Care.  The Fiscal Year 2010 budget currently includes $631.7 million for Commonwealth Care.  The Governor's Fiscal Year 2011 budget recommendations preserved current eligibility for Commonwealth Care and provided $796.9 million to fund additional enrollment in Fiscal Year 2011.

Health Safety Net Trust Fund (formerly, the Uncompensated Care Pool).  This program reimburses acute care hospitals and community health centers for eligible services provided to low-income uninsured and underinsured people.  Success in expanding enrollment in health insurance through health care reform has resulted in decreased Health Safety Net utilization and payments.  As compared to Fiscal Year 2007, payments sustained a record drop through Fiscal Year 2009 (from $661 million to $414 million).

The Fiscal Year 2010 budget included $390 million in dedicated resources for the Health Safety Net, including $320 million from hospital and insurer assessments and $70 million from supplemental payments made by other sources.  The Fiscal Year 2010 budget also anticipated retaining an additional $21.1 million in accumulated Fiscal Year 2008 and 2009 surpluses within the Health Safety Net Trust Fund to help address Fiscal Year 2010 demand.  In light of these resources, while there is significant uncertainty around program demand for Fiscal Year 2010, demand is currently projected to exceed these revenues by $30 million to $60 million.  In the event that demand exceeds available revenues, the shortfall is expected to be allocated among hospitals based on rules already established in regulation.

The Governor's Fiscal Year 2011 budget assumed $420 million in dedicated resources for the Health Safety Net Trust Fund, including $320 million from hospital and insurer assessments, $70 million from supplemental payments made by other sources and a $30 million contribution from the General Fund.

Federal Health Care Reform. On March 23, 2010 the President signed into law a comprehensive national health reform measure, the Patient Protection and Affordable Health Care Act ("PPACA").  Many of the provisions that were passed in the PPACA are similar to the Massachusetts health care reform model including the introduction of a health insurance exchange, insurance market reforms, individual mandate requirements to ensure that individuals are accessing health insurance, and rules designed to encourage employers to contribute to health insurance for their employees.  Unlike many other states, the Commonwealth will not need to devote new state funding to cover populations under the Federal Medicaid expansions, as the Commonwealth is already providing coverage exceeding the new Federal coverage levels.

Instead, PPACA will provide the Commonwealth with significant additional Federal funding for the Commonwealth's health insurance programs for low-income individuals starting in 2014.  The Commonwealth is aggressively analyzing this legislation to identify immediate funding opportunities and compliance requirements for the Commonwealth and begin planning for further adjustments needed as key provisions of national health care reform are gradually phased in.

Public Assistance.  Through the Department of Transitional Assistance, the  Commonwealth administers four major programs of public assistance for eligible residents: transitional aid to families with dependent children ("TAFDC"); emergency assistance; emergency aid to the elderly, disabled and children ("EAEDC"); and the state supplemental benefits for residents enrolled in the Federal supplemental security income ("SSI") program. In addition, the Commonwealth is responsible for administering the entirely Federally funded food stamps program, which provides food assistance to low-income families and individuals.  The Department oversees state homeless shelter programs and spending for families and individuals.  Lastly, beginning in Fiscal Year 2008, the Commonwealth established a new supplemental nutritional program, which provides small supplemental benefits to working families currently enrolled in the food stamps program.  Total budgeted operating funds for the Department of Transitional Assistance were $814.2 million, $859.5 million and $758.1 million in Fiscal Years 2008, 2009 and 2010, respectively.

Federal welfare reform legislation enacted on August 22, 1996 eliminated the Federal entitlement program of aid to families with dependent children and replaced it with block grant funding for TANF.  The Commonwealth must meet Federal maintenance-of-effort requirements in order to be eligible for the full TANF grant award.  In February 2006, Federal legislation reauthorized the TANF block grant providing $459.4 million annually to the Commonwealth for the next five years, provided that the Commonwealth meets certain Federal work requirements.

Under Federal TANF program rules, Massachusetts must increase its current work participation rate from 16.7% to 50% for all TANF families and 90% for two parent families beginning in Federal Fiscal Year 2007.  Through Fiscal Year 2008, Massachusetts has been eligible under the Federal program rules to lower the total required work participation rate requirement by applying credits earned through annual caseload reductions while continuing to meet Federal requirements for state maintenance of effort spending.  In Fiscal Year 2008, Massachusetts was subject to a new methodology in determining the total annual caseload reduction credit that can be applied to the workforce participation target.  Because the new methodology diminished the Commonwealth's ability to lower its workforce participation target, it established a new supplemental nutrition program.  In February 2010, the Commonwealth was informed that, based on the caseload reduction credit for 2008, the revised target was 0%.  Consistent with Federal guidance in 2009, the Commonwealth's target participation rate for 2008 through 2011 would be the lower of the 2008 or 2009 targets.  Based on the 0% for 2008, the targets for 2008 through 2011 will be 0%.  Since the supplemental nutrition program was no longer needed to enable the Commonwealth to meet its target, the program was suspended.

Other Health and Human Services.  The Office of Health Services encompasses programs and services from the Department of Public Health, the Department of Mental Health, and the Division of Health Care Finance and Policy.  Their goal is to promote healthy people, families, communities, and environments through coordinated care.  In Fiscal Year 2009 the Office of Health Services spent $1.186 billion and was projected to spend $1.146 billion in Fiscal Year 2010.  In Fiscal Year 2009 the Department of Public Health spent $548.5 million and was projected to spend $495.2 million Fiscal Year 2010. In Fiscal Year 2009 the Department of Mental Health spent $623.5 million and was projected to spend $633.6 million in Fiscal Year 2010.  In Fiscal Year 2009 the Division of Health Care Finance and Policy spent $14.0 million and was projected to spend $17.4 million Fiscal Year 2010.

Commonwealth Pension Obligations.  The Commonwealth is responsible for the payment of pension benefits for Commonwealth employees and for teachers of the cities, towns and regional school districts throughout the state.  The Commonwealth assumed responsibility, beginning in Fiscal Year 1982, for payment of cost of living adjustments for all local retirement systems.  However, in 1997 legislation was enacted removing from the Commonwealth the cost of future cost-of-living adjustments for these systems and providing that systems fund future cost-of-living adjustments.  Pension benefits for state employees are administered by the State Board of Retirement, and pension benefits for teachers are administered by the Teachers' Retirement Board.  Investment of the assets of the state employees' and teachers' retirement systems is managed by the Pension Reserves Investment Management Board.  In the case of all other retirement systems, the retirement board for the system administers pension benefits and manages investment of assets.  The members of these state and local retirement systems do not participate in the Federal Social Security System.  The Commonwealth's employees' and teachers' retirement systems are partially funded by employee contributions of regular compensation, which rates vary depending on when the employee was hired.

On October 30, 2008, the Legislature extended the funding schedule from 2023 to 2025.  On January 13, 2009, the EOAF and legislative leaders agreed upon a pension funding level of $1.376 billion for Fiscal Year 2010.  This amount is based upon the final January 1, 2008 actuarial results and reflects the extended funding schedule deadline of 2025.

On September 21, 2009, the Public Employee Retirement Administration Commission ("PERAC") released its actuarial valuation of the total pension obligation as of January 1, 2009.  The unfunded actuarial accrued liability as of that date for the total obligation was approximately $22.08 billion, including approximately $6.73 billion for the State Employees' Retirement System, $13.62 billion for the Massachusetts Teachers' Retirement System, $1.41 billion for Boston Teachers and $325 million for cost-of-living increases reimbursable to local systems.  The valuation study estimated the total actuarial accrued liability as of January 1, 2009 to be approximately $59.14 billion.  Total assets were valued at approximately $37.06 billion based on a five-year average valuation method, which equaled 110% of the January 1, 2009 total asset market value.

The Governor's proposed Fiscal Year 2011 maintained the January 1, 2009 pension schedule by recommending a transfer of $1.442 billion, an increase of $65 million over Fiscal Year 2010.  The Commonwealth revises its funding schedule every three years.  Recognizing the impact that the loss of assets will have on the pension fund and future funding schedules, the Governor has instructed the EOAF to form a task force to begin developing strategies and recommendations for a new triennial schedule to be adopted for Fiscal Year 2012.

On January 27, 2010, the Governor filed legislation proposing pension reforms in addition to those adopted by the passage of pension reform legislation in June 2009.  The additional reforms include eliminating abuses, improving fairness and updating the system to reflect changes in work patterns. Such reforms are expected by the Governor to generate an estimated savings of over $2 billion over 30 years..

Higher Education.  The Commonwealth's system of higher education includes the five-campus University of Massachusetts, nine state colleges and 15 community colleges.  The operating revenues of each institution consist primarily of state appropriations and of student and other fees that may be imposed by the board of trustees of the institution.  Tuition levels are set by the Board of Higher Education, and tuition revenue is required to be remitted to the State Treasurer by each institution. The board of trustees of each institution submits operating and capital budget requests annually to the Board of Higher Education.  Fiscal Year 2009 spending on higher education equaled $1.035 billion, and Fiscal Year 2010 spending was projected to be $843 million.

Capital Spending

EOAF maintains a multi-year capital spending plan, including an annual administrative limit on certain types of capital spending by state agencies.  On October 7, 2009, the Governor released a five-year capital investment plan for Fiscal Years 2010-2014, totaling nearly $17 billion.  With the release of this plan, the Governor announced that the bond cap will be $1.5 billion for Fiscal Year 2010, plus $150 million in unused bond cap from Fiscal Year 2009, which has been carried forward to support spending in Fiscal Year 2010.  The bond cap for Fiscal Year 2011 is projected to be $1.625 billion, and is projected to increase by $125 million in each subsequent fiscal year through Fiscal Year 2014.

The bond cap determination is based on the debt affordability policy, under which the Commonwealth sets the annual borrowing limit at a level designed to keep debt service within 8% of budgeted revenues.  For future fiscal years, 3% annual growth is assumed, which is the 10-year historic annual average growth in budgeted revenues.  In addition to keeping debt service within 8% of budgeted revenues, the debt management policy limits future annual growth in the bond cap to not more than $125 million through Fiscal Year 2014.  This additional constraint is designed to ensure that projected growth in the bond cap will be held to stable and sustainable levels.

Massachusetts Bay Transportation Authority ("MBTA").  The MBTA issues its own bonds and notes and is also responsible for the payment of obligations issued by the Boston Metropolitan District prior to the creation of the MBTA in 1964.  Prior to July 1, 2000, the Commonwealth supported MBTA bonds, notes and other obligations through guaranties of the debt service on its bonds and notes, contract assistance generally equal to 90% of the debt service on outstanding MBTA bonds and payment of the MBTA's net cost of service (current expenses, including debt service, minus current income).

Beginning July 1, 2000, the Commonwealth's annual obligation to support the MBTA for operating costs and debt service was limited to a portion of the state sales tax revenues, but the Commonwealth remains contingently liable for the payment of MBTA bonds and notes issued prior to July 1, 2000.  The Commonwealth's obligation to pay such prior bonds is a general obligation.  As of December 31, 2009, the MBTA had approximately $855.6 million of such prior bonds outstanding.  Such bonds are currently scheduled to mature annually through Fiscal Year 2030, with annual debt service in the range of approximately $166 million to $156 million through Fiscal Year 2013 and declining thereafter.

Commonwealth Indebtedness

General Authority to Borrow.  Under its constitution, the Commonwealth may borrow money (a) for defense or in anticipation of receipts from taxes or other sources, any such loan to be paid out of the revenue of the year in which the loan is made, or (b) by a two-thirds vote of the members of each house of the legislature present and voting thereon.  The constitution further provides that borrowed money shall not be expended for any other purpose than that for which it was borrowed or for the reduction or discharge of the principal of the loan.  In addition, the Commonwealth may give, loan or pledge its credit by a two-thirds vote of the members of each house of the legislature present and voting thereon, but such credit may not in any manner be given or loaned to or in aid of any individual, or of any private association, or of any corporation which is privately owned or managed.

General Obligation Debt.  The Commonwealth issues general obligation bonds and notes pursuant to Commonwealth law.  General obligation bonds and notes issued thereunder are deemed to be general obligations of the Commonwealth to which its full faith and credit are pledged for the payment of principal and interest when due, unless specifically provided otherwise on the face of such bond or note.  As of December 31, 2009, the Commonwealth had approximately $17.2 billion in issued and outstanding general obligation debt, of which $13.6 billion (79%) was fixed rate debt and $3.6 billion (21%) was variable rate debt.  The Commonwealth's outstanding general obligation variable rate debt consists of several variable rate structures.  Most of the outstanding variable rate bonds are in the form of variable rate demand bonds, which account for $2.2 billion of outstanding general obligation debt as of December 31, 2009.  Other outstanding variable rate structures include London Interbank Offered Rate (LIBOR) index bonds, auction rate securities, and consumer price index bonds.  Of the variable rate debt outstanding, the interest rates on $3.2 billion of total general obligation debt, have been synthetically fixed by means of floating-to-fixed interest rate swap agreements. These agreements are used as hedges to mitigate the risk associated with variable rate bonds.

Under legislation approved by the Governor on August 11, 2008, scheduled, periodic payments to be made by the Commonwealth pursuant to swap agreements in existence on August 1, 2008 or entered into after such date constitute general obligations of the Commonwealth to which its full faith and credit are pledged . The remaining variable rate debt of $323 million, or approximately 2% of the total outstanding general obligation debt, is unhedged and, accordingly, floats with interest rates re-set on a weekly basis.

As of December 31, 2009, the Commonwealth had outstanding approximately $145.1 million ($76.4 million principal and $68.8 million discount) of variable rate "U. Plan" bonds, sold in conjunction with a college savings program administered by the Massachusetts Educational Financing Authority, which bear deferred interest at a rate equal to the percentage change in the consumer price index plus 2%, together with current interest at the rate of 0.5%.

The Commonwealth has issued general obligation bonds in the form of Build America Bonds ("BABs"), which were authorized under ARRA.  The Commonwealth is entitled to receive a cash subsidy from the Federal government equal to 35% of the investment payable on the BABs provided the Commonwealth makes certain required filings in accordance with applicable Federal rules.  Such interest subsidy payments are treated under Federal law as overpayments of tax and, accordingly, are subject to offset against certain amounts that may be owed by the Commonwealth to the Federal government or its agencies.  The Commonwealth is obligated to make payments of principal and interest on the BABs whether or not it receives interest subsidy payments.  As of June 1, 2010, the Commonwealth had approximately $1.4 billion of BABs outstanding.

The Commonwealth is authorized to issue short-term general obligation debt as RANs or bond anticipation notes ("BANs").  RANs may be issued in any fiscal year in anticipation of the receipts for that year and must be repaid no later than the close of the fiscal year in which they are issued.  BANs may be issued in anticipation of the issuance of bonds, including special obligation convention center bonds.  In addition, the Commonwealth currently has liquidity support for a $800 million commercial paper program which it utilizes regularly for cash flow purposes.

Special Obligation Debt.

The Commonwealth Transportation Fund.  The Commonwealth is authorized to issue special obligation bonds secured by all or a portion of revenues accounted to the Commonwealth Transportation Fund (formerly the Highway Fund).  Revenues that are currently accounted to the Commonwealth Transportation Fund are primarily derived from taxes and fees relating to the operation or use of motor vehicles in the Commonwealth, including the motor fuels excise tax.  As of December 31, 2009, the Commonwealth had outstanding $449.5 million of such special obligation bonds secured by a pledge of 6.86¢ of the 21¢ motor fuels excise tax.

On August 4, 2008, the Governor approved legislation that authorizes the issuance of an additional $1.9 billion of special obligation bonds secured by a pledge of motor fuels excise tax receipts to fund a portion of the Commonwealth's accelerated structurally deficient bridge program.  The legislation was amended in 2009 to allow the Commonwealth to issue special obligation bonds payable solely from moneys credited to the Commonwealth Transportation Fund for the accelerated structurally-deficient bridge program  To date, no such bonds have been issued.

Convention Center Fund.  The Commonwealth is authorized to issue $694.4 million of special obligation bonds for the purposes of a new convention center in Boston ($609.4 million), the Springfield Civic Center ($66 million) and the Worcester convention center ($19 million).  The bonds are to be payable from moneys credited to the Boston Convention and Exhibition Center Fund created by legislation, which include the receipts from a 2.75% convention center financing fee added to the existing hotel tax in Boston, Cambridge, Springfield and Worcester, a surcharge on car rentals in Boston, a parking surcharge at all three facilities, a surcharge on sightseeing tours and cruises in Boston, tax receipts from certain hotels and other retail establishments in Boston, Cambridge and Springfield.  In June 2004, $686.7 million of special obligation bonds were issued, secured solely by the pledge of receipts of tax revenues within the special districts surrounding the centers and other special revenues connected to such facilities.  Of this, $638.7 million is still outstanding as of December 31, 2009.

Federal Grant Anticipation Notes.  The Commonwealth has issued Federal grant anticipation notes yielding aggregate net proceeds of $1.5 billion, the full amount authorized, to finance the current cash flow needs of the Central Artery/Ted Williams Tunnel Project ("CA/T Project") in anticipation of future Federal reimbursements.  The notes are not general obligations of the Commonwealth.  The notes mature between Fiscal Year 2006 and Fiscal Year 2015.  Such notes are secured by the pledge of Federal highway construction reimbursement payments and by a contingent pledge of certain motor fuels excises. As of December 31, 2009 $910 million of such notes remained outstanding.

On August 4, 2008, the Governor approved legislation authorizing the issuance of an additional $1.1 billion of grant anticipation notes secured by future Federal funds to fund a portion of the Commonwealth's accelerated structurally deficient bridge program.  Similarly to the notes issued for the CA/T Project, the Commonwealth expects to pay interest on the notes for the bridge program from state appropriations.  To date, no such notes have been issued.

Litigation

There are pending in state and Federal courts within the Commonwealth and in the Supreme Court of the United States various suits in which the Commonwealth is a party.  In the opinion of the Attorney General, no litigation is pending or, to his knowledge, threatened which is likely to result, either individually or in the aggregate, in final judgments against the Commonwealth that would affect materially its financial condition.

Commonwealth Programs and Services.  From time to time actions are brought against the Commonwealth by the recipients of governmental services, particularly recipients of human services benefits, seeking expanded levels of services and benefits and by the providers of such services challenging the Commonwealth's reimbursement rates and methodologies.  To the extent that such actions result in judgments requiring the Commonwealth to provide expanded services or benefits or pay increased rates, additional operating and capital expenditures might be needed to implement such judgments.

Health Care for All v. Romney et al. A group of individual plaintiffs brought this action for injunctive and declaratory relief, challenging the Commonwealth's administration of the MassHealth dental program. Specifically, the plaintiffs asserted that the Commonwealth's administration of the program fails to comply with Federal Medicaid law. In February 2006, the trial court entered judgment against the Commonwealth on three counts of the plaintiffs' complaint with respect to MassHealth-eligible members under age 21.  Pursuant to that judgment, the Commonwealth must develop and implement a remedial plan to improve access to Medicaid-covered dental services for MassHealth-eligible members under age 21. Crucial aspects of the plan, including certain regulatory changes and the retention of a third-party administrator for the MassHealth dental plan, have already been implemented, but it is anticipated that additional program costs necessary to comply with the judgment will be incurred over the next several fiscal years. It is not possible, at this time, to accurately estimate the amount of likely future program costs that will be required to comply with the judgment.

Rosie D. et al v. The Governor.  In January 2006, the trial court ruled in favor of a class of Medicaid-recipient children that the Commonwealth fails to provide the home- and community-based services required under the Early and Periodic Screening, Diagnosis and Treatment ("EPSDT") provisions of Federal Medicaid laws.  In 2007, the trial court adopted the defendants' proposed remedial plan, with some modifications, and subsequently entered judgment in accordance with that modified plan.  The Commonwealth did not appeal from that judgment and had begun implementation of its remedial plan.  The plan originally contemplated full implementation by June 30, 2009, but, on the Commonwealth's motion, the court modified the judgment to extend the date for full implementation to November 30, 2009.  In January 2009, the court allowed plaintiffs' motion for $7 million in legal fees.  The cost of implementation is likely to exceed $20 million annually beginning in Fiscal Year 2009. Although the Commonwealth paid the plaintiffs' attorneys approximately $7.1 million in court-approved fees, plaintiffs are entitled to submit additional petitions for recovery of attorneys' fees incurred post-judgment through the end of the remedial plan implementation period (July 2012).  In late May 2010, plaintiffs moved the court for payment of approximately $1.48 million in attorneys' fees for monitoring the implementation of the judgment during the period from January 1, 2007, through June 30, 2009.  Defendants' counsel has filed an objection to approximately $250,000 of the fees requested.

Disability Law Center, Inc. v. Massachusetts Department of Correction et al.  The Disability Law Center ("DLC") filed suit against the Department of Correction ("DOC") and various senior DOC officials, alleging that confining prisoners with mental illness in segregation beyond a short period violates the U.S. Constitution and certain Federal statutes.  DLC asks the court to enjoin DOC from confining mentally ill prisoners in segregation for more than one week and to require DOC to establish a maximum security residential treatment unit or units as an alternative to segregation. DLC has proposed a broad definition of mental illness which, if adopted, would cover a large percentage of DOC's segregation population.  On July 31, 2009, DOC filed, under seal, a superseding draft settlement agreement that contemplates appropriate services to inmates with serious mental illness while taking account of the Commonwealth's current budgetary constraints.  The DLC rejected DOC's settlement offer.  In November 2009, the parties filed separate status reports with the court reporting a cessation of their settlement discussions and, consequently, the need for a trial date.  The court set a trial date of June 6, 2011.  While the DLC requests only injunctive relief, the DOC has conducted a preliminary funding analysis, which estimates that approximately $135 million of additional funding would be required over the next five fiscal years relating to program costs and staffing associated with the implementation of provisions of the original draft settlement agreement. This estimate does not include approximately $8 million in bond funding for information technology infrastructure and related upgrades.

Harper et al. v. Massachusetts Department of Transitional Assistance.  Plaintiffs seek to represent a class of indigent disabled individuals who apply for or receive subsistence-level cash and/or food stamp benefits from the Department of Transitional Assistance ("DTA").  Plaintiffs allege that the way DTA administers its programs has the effect of preventing persons with disabilities from having equal access to DTA's benefits and services, and therefore violates the Americans with Disabilities Act and the Rehabilitation Act of 1973.  Plaintiffs seek systemic changes to the DTA's policies and procedures as well as to information and telephone systems.  DTA has answered the complaint, and the parties are conducting discovery.  Although the existence and scope of liability are contested by DTA, the cost of implementing the changes demanded by the plaintiffs could cost millions of dollars.  As the result of an August 2010 court order, the case is stayed while the parties engage in mediation.

Kristy Didonato, et al. v. Department of Transitional Assistance, et al. (Didonato I and Didonato II).  These are consolidated class actions challenging DTA's practices and procedures relating to emergency shelter placements and, more specifically, its practices and procedures relating to the placement of families in shelters that are located more than 20 miles from their home communities. In October 2006, the Housing Court allowed the plaintiffs' motion for partial summary judgment on the systemic notice and hearing claims in Didonato I and II. Following the court's decision, DTA worked with plaintiffs' counsel to implement the court's partial summary judgment decision and also initiated settlement discussions to resolve the remaining claims in the consolidated complaints.  In 2009, plaintiffs' counsel moved to expand plaintiffs' requested relief to include a demand that DTA adopt a policy requiring that motel placements be used to avoid placing families with school-age children in shelters that are more than 20 miles from their home communities.  On July 1, 2009, the emergency shelter program was transferred from DTA to another state agency, the Department of Housing and Community Development.  The defendants served a formal opposition to the motion to expand the case in early May 2010.  A hearing on the motion to amend was held on June 17, 2010. The court took the matter under advisement and has not yet issued a ruling. If the court agrees to expand the Didonato cases to include this claim relating to the use of motels, and ultimately finds that the Commonwealth must facilitate a motel placement before placing a family with school-age children in a shelter more than 20 miles from their home community, the program costs related to implementing such a requirement potentially could exceed $20 million.

Massachusetts Community College Council, Inc., et al. v. Board of Higher Ed., et al. A group of individual plaintiffs and the employee organizations to which they belong brought this action for relief, challenging the Commonwealth's criteria for eligibility to enroll in Group Insurance Commission health insurance coverage and for the payment of a pro-rata contribution for non-eligible employees who obtain health insurance coverage through the Connector Authority.  The complaint was filed in late November, 2009, and the defendants answered on February 12, 2010.  While the case is not a class action, if the plaintiffs prevail, it is expected that the Commonwealth would likely make similarly situated persons eligible for coverage or contribution. It is not possible, at this time, to accurately estimate the costs that would be incurred if the plaintiffs prevail.

Finch, et al. v. Health Insurance Connector Authority, et al.  Plaintiffs challenge a 2009 statute that excludes from the Commonwealth Care program those individuals who are alien residents with special status ("AWSS").  Many members of the AWSS population are otherwise eligible for subsidized insurance through the Commonwealth Care program.  The Commonwealth established a less expensive program to cover much of the AWSS population with health insurance.  The lawsuit does not ask for retroactive relief, but seeks to have the individuals reinstated to the Commonwealth Care program.  If plaintiffs succeed on their claims, and the Legislature makes no other changes to eligibility requirements, the Commonwealth could incur more than $100 million in additional costs for covering special status immigrants through Commonwealth Care per fiscal year.  This is a conservative estimate based on projected average program costs and will be refined as updated cost and enrollment information for special status immigrants becomes available.

Connor B., ex rel. Vigurs, et al. v. Patrick, et al. This is a proposed class action in which plaintiffs allege that the Commonwealth's foster care system violates numerous of the foster children's constitutional and statutory rights for various reasons.  Defendants have yet to respond to the suit, filed on April 15, 2010, but if plaintiffs succeed in achieving all of the declaratory and injunctive relief they seek, the Commonwealth could be required to expend millions of dollars in increased foster care reimbursement payments, personnel costs, and services.

Carol Surprenant v. Massachusetts Turnpike Authority. Plaintiff originally sued the Massachusetts Turnpike Authority ("MTA") and the Massachusetts Port Authority ("MassPort") on behalf of a purported "class" consisting of all toll-payers at the Tobin Memorial Bridge and the Sumner and Ted Williams Tunnels who use E-Z Pass or Fast Lane transponders but do not qualify for the so-called "Resident Discount Programs."  The plaintiff claims that the "Resident Discount Programs" are unconstitutional.  The MTA and MassPort filed a motion to dismiss the complaint.  On March 4, 2010, the trial court allowed, in part, their motion to dismiss under the Federal Privileges and Immunities Clause and denied it, in part, as to the claim under the Federal Commerce Clause.  The court authorized a 90 day period for discovery, followed by supplemental briefing.  On April 5, 2010, plaintiff filed an amended complaint, adding the Massachusetts Department of Transportation ("MassDOT") as a defendant. MassDOT answered the amended complaint by denying all claims, and by asserting that the claims against it are barred by the Commonwealth's sovereign immunity, and by the fact that neither the Commonwealth nor MassDOT is subject to suit under the Constitution. Discovery in this matter is ongoing.

Medicaid Audits and Regulatory Reviews.

In re: Centers for Medicare and Medicaid Services regulations (Uncompensated Care Pool/Health Safety Net Trust Fund).  The Federal Health Care Financing Administration (now, Centers for Medicare and Medicaid Services ("CMS")) asserted in June 2000 that the portion of the Medicaid program funded by the Commonwealth's Health Safety Net Trust Fund might violate Federal regulations regarding permissible taxes on health care providers. Since 1993, MassHealth has sought Federal waivers for the Commonwealth's assessment on acute care hospitals and surcharge payers, respectively, which fund the Uncompensated Care Pool and its successor, the Health Safety Net Trust Fund.  The Commonwealth believes that the assessments are within the Federal law pertaining to health care related taxes.  Under Federal regulations, if the Commonwealth were ultimately determined to have imposed an impermissible health care-related tax, the Federal government could seek retroactive repayment of Federal Medicaid reimbursements.  New Federal regulations on health care-related taxes were, in large part, subject to a moratorium on implementation through June 30, 2009, which CMS extended until June 30, 2010.  By the end of Fiscal Year 2010, the Commonwealth will have collected an estimated $4.836 billion in acute hospital assessments since 1990, and an estimated $1.717 billion in surcharge payments since 1998.  Clarification of the law surrounding permissible provider taxes is a national issue involving a number of states.

In re: Deferral of 2005 MassHealth acute hospital supplemental payments.  In March 2006, CMS deferred payment of claims for Federal Financial Participation ("FFP") totaling almost $52.5 million.  This amount represents the Federal share of the portion of MassHealth supplemental payments to Boston Medical Center ("BMC"), Cambridge Health Alliance ("CHA") and UMass Memorial Health Care, Inc. ("UMMHC") hospitals attributable to dates of service on or before Fiscal Year 2003.  CMS released $16.4 million in FFP for payments to BMC and CHA and is holding $27 million in FFP for payments to UMMHC pending resolution of Office of the Inspector General ("OIG") audit discussed below. EOHHS returned $9 million in FFP based on its own update of projected payment limits..

In re: Disallowance by the U. S. Department of Health and Human Services Centers of Medicare and Medicaid Services(Targeted Case Management). On March 20, 2008, CMS issued a notice of disallowance of approximately $87 million in FFP. As the basis for the disallowance, CMS cited the final findings of an audit conducted by the OIG of the U. S. Department of Health and Human Services regarding Medicaid targeted case management claims for children in the target group of abused or neglected children involved with the Department of Social Services.  The Commonwealth appealed the CMS disallowance to the Departmental Appeal Board of the U. S. Department of Health and Human Services. On December 31, 2008, the Departmental Appeals Board affirmed the disallowance. The Commonwealth filed an appeal of the disallowance in Federal district court on February 25, 2009. (See Commonwealth v. Sebelius below.)

Commonwealth v. Sebelius, et al.  The Attorney General filed this action seeking judicial review of the decision by the Federal CMS to deny approximately $87 million FFP for Medicaid targeted case management services provided by the Department of Children and Families (formerly the Department of Social Services). On March 24, 2010, the District Court entered judgment for the United States.  On May 20, 2010, the Commonwealth filed its appeal with the United States Court of Appeals for the First Circuit.  The parties have since reached a settlement in principle, whereby the Commonwealth will stipulate to dismissal of the appeal in exchange for CMS's waiver of future disallowances for periods after Fiscal Year 2003.  The settlement should be finalized in September 2010, at which point the court's judgment upholding the $87 million disallowance will be final.

Boston Medical Center Corp. and Boston Medical Center Health Plan, Inc. v. Secretary of the Executive Office of Health and Human Services.  Plaintiffs filed suit in July 2009 claiming that they are owed at least $127.6 million in additional payments by the Commonwealth's Medicaid program for Fiscal Year 2009.  Plaintiffs allege that the Commonwealth was obligated to set higher Medicaid reimbursement rates for services provided to Medicaid clients by BMC's hospital and managed care organization entities. Defendant filed an answer denying all claims and subsequently served a motion to dismiss all claims on May 25, 2010. A hearing on the motion was scheduled for September 29, 2010.

Holyoke Medical Center, Inc., et al. v. Secretary of the Executive Office of Health & Human Services.  Six community hospitals that mainly serve patients covered by state and Federal public insurance plans filed suit in December 2009 claiming that they are owed at least $115.9 million by the Commonwealth's Medicaid program.  Plaintiffs allege that the Commonwealth was obligated to set higher Medicaid reimbursement rates for services provided to Medicaid clients by the six plaintiff hospitals. A hearing on the Defendant's motion to dismiss all claims was scheduled for October 14, 2010.

Environmental Matters.

Boston Harbor Cleanup.  The Commonwealth is engaged in various lawsuits concerning environmental and related laws, including an action brought by the U.S. Environmental Protection Agency ("EPA") alleging violations of the Clean Water Act and seeking to reduce the pollution in Boston Harbor.  See United States v. Metropolitan District Commission.  See also Conservation Law Foundation v. Metropolitan District Commission and United States v. South Essex Sewage District.  The Massachusetts Water Resources Authority ("MWRA"), successor in liability to the Metropolitan District Commission ("MDC"), has assumed primary responsibility for developing and implementing a court-approved plan and timetable for the construction of the treatment facilities necessary to achieve compliance with the Federal requirements.  The total cost of construction of the wastewater facilities required under the Court's order, not including combined sewer overflow ("CSO") costs, was approximately $3.8 billion.  The MWRA anticipates spending $964 million for CSO projects going forward.  Under the Clean Water Act, the Commonwealth may be liable for any cost of complying with any judgment in these or any other Clean Water Act cases to the extent that the MWRA or a municipality is prevented by state law from raising revenues necessary to comply with such a judgment.  The cost of initial construction of water treatment facilities required under the court's order has now amounted to approximately $4.5 billion through December 2009. Going forward, the MWRA anticipates spending an additional $230 million on remaining construction work on CSO projects. These figures do not include routine ongoing costs, such as maintenance expenses and capital spending for plant and system upgrades, retrofits, and replacements.

Wellesley College v. The Commonwealth.  Wellesley College (the "College") is seeking contribution from the Commonwealth for costs related to environmental contamination on the Wellesley College campus and adjacent areas, including Lake Waban.  On September 5, 2001, the court entered judgment incorporating a partial settlement between the parties, under which the College funded a clean-up of hazardous materials at the campus and the northern shoreline of Lake Waban expected to cost approximately $40 million.  The judgment has since been amended by agreement of the parties and with approval of the court.  Under the terms of the partial settlement and judgment, the Commonwealth has reimbursed the college approximately $1.1 million (approximately 2.5% of total clean-up costs) from an escrow account after the Department of Environmental Protection determined that a portion of the Lake Waban shoreline clean-up was properly performed.  Other issues that may lead to counterclaims by the College against the Commonwealth include groundwater contamination and clean up of Lake Waban itself, for which the Department has approved a temporary solution, reviewable every five years.  If a full clean up of the lake is required in the future, it could cost up to $100 million.

In re Massachusetts Military Reservation (pre-litigation).  The Commonwealth is engaged in preliminary discussions regarding natural resource damage at the Massachusetts Military Reservation on Cape Cod.  The Commonwealth's Executive Office of Environmental Affairs is the State Natural Resources Trustee.  Federal Trustees claim that the Commonwealth and others are liable for natural resource damages due to widespread contamination primarily from past military activities at the Reservation and are responsible for response actions and related clean-up activities. The assessment process for natural resource damages is set out in Federal regulations and has not been completed. While no recent comprehensive estimate of natural resource damages and response actions is available, it is expected that the damages and response actions may cost at least tens of millions of dollars.

The Arborway Committee v. Executive Office of Transportation et al.  The plaintiff, a volunteer group of residents and merchants in Jamaica Plain, filed a complaint in February 2007, is seeking to compel the Commonwealth to restore electric light-rail service between Heath Street and the Forest Hills station in Boston.  Green Line service along this route (known as the Arborway Line) was discontinued in 1984. The plaintiff claims that the Commonwealth's failure to restore the Arborway Line is a breach of a memorandum of understanding entered into between the Commonwealth and the Conservation Law Foundation in 1990.  The trial court granted the Commonwealth's summary judgment motion on statute of limitations grounds, and the plaintiffs have appealed. The matter is in the process of being briefed before the appellate court and an argument date has not yet been set.

Taxes and Revenues.  There are several tax cases pending which could result in significant refunds if taxpayers prevail, including TJX Companies v. Commissioner of Revenue,, TJX Companies v. Commissioner of Revenue ("TJX II"), Feeney, et al. v. Dell, Inc. v. Commissioner of Revenue, DIRECTV, Inc. v. Commonwealth of Massachusetts Department of Revenue, and Vodaphone Americas, Inc. v. Commissioner of Revenue.  It is the policy of the Attorney General and the Commissioner of Revenue to defend such actions vigorously on behalf of the Commonwealth, and the descriptions that follow are not intended to imply that the Commissioner has conceded any liability whatsoever.  Approximately $145.8 million in contingent liabilities existed in the aggregate in the tax cases pending before the Appellate Tax Board, Appeals Court or Supreme Judicial Court.  Most recently, in TJX II, the Appeals Court upheld a finding by the Appellate Tax Board in favor of the Commissioner, upholding a tax liability of approximately $18 million against TJX Companies.

Commonwealth of Massachusetts v. Philip Morris Inc., RJ Reynolds Tobacco Company, Lorillard Tobacco Company, et. al.  This matter arises under the MSA.  Under the MSA, original participating manufacturers ("OPMs") and subsequent participating manufacturers ("SPMs" and together with the OPMs, "PMs") are subject to a number of payment adjustments.  One such adjustment is the non-participating manufacturer ("NPMs") adjustment, which can be triggered in the OPMs suffer a specified market share loss as compared to the OPMs' market share base in 1997.  Because the OPMs suffered the requisite loss in 2003, 2004, 2005 and 2006, they are seeking to reduce the amount of payments they made in each of those years.  Under the MSA, a nationally recognized economic firm (the "Firm") must make a determination that the disadvantages experienced by the PMs as a result of complying with the MSA were a significant factor relating to their market share loss in each relevant year.  Even if this finding is made, the payment adjustment can still be avoided if it is determined that the participating states diligently enforced their NPM escrow statutes.  The Firm, for each year, concluded that the first finding had been made and the OPMs moved to have the payment adjustments enforced.  This has been deferred while the determination on whether the states, including Massachusetts, diligently enforced their NPM escrow statutes.  Certain PMs have made annual payments to Massachusetts, while others have withheld payments until a decision on the enforcement of the Commonwealth's NPM escrow statute has been reached.

In early July, 2010, a three judge panel of arbitrators was seated to hear the 2003 NPM Adjustment arbitration between Massachusetts and the other participating states, and the PMs.  On July 20, 2010, the panel conducted its first administrative conference with all parties, and has scheduled resolution of certain preliminary jurisdictional issues raised by other parties.  The next hearing was scheduled for October 5, 2010.  The parties anticipated that the panel will identify, during the October 5, 2010 hearing, other preliminary legal issues that the panel wishes to have briefed for its determination in the coming months.

Grand River Enterprises Six Nations, Ltd. v. William Pryor, et al.  This case arises out of a challenge to the MSA that was initiated in 2002 by a group of NPMs.  These NPMs sued 31 Attorneys General, including the Attorney General of the Commonwealth, alleging that the MSA, the States' escrow statutes and NPM enforcement actions violate the U.S. Constitution and Federal law.  In April, 2006, the States filed a petition for certiorari asking the United States Supreme Court to review whether the District Court has jurisdiction over the defendants. This petition was denied in October 2006.  Plaintiffs also sought to preliminarily enjoin enforcement of state escrow statutes against it, but this motion was denied and the denial affirmed by the U. S. Court of Appeals for the Second Circuit. Plaintiffs are seeking a final judgment that the MSA is illegal, and such a decision could negatively affect the billions of dollars in future payments to the States anticipated under the MSA.  Except for resolution of outstanding discovery disputes, discovery is complete. Summary judgment briefs were filed in September 2009, and oral arguments were heard in April 2010.

Other Litigation.

Perini Corp., Kiewit Constr. Corp., Jay Cashman, Inc., d/b/a Perini - Kiewit - Cashman Joint Venture v. Commonwealth. In several related cases and potential litigation, plaintiffs make claims for alleged increased costs arising from differing site conditions and other causes of delay on the CA/T Project.  Plaintiffs have asserted claims in excess of $130 million.  These claims are at various stages of resolution, including the Superior Court and the CA/T Project Dispute Review Board panel.  The panel has recently issued decisions on some of the claims, awarding $62 million on claims of $92 million. Those decisions are now the subject of further court proceedings.  Plaintiffs still have in excess of $38 million in claims pending.

In re: Historic Renovation of Suffolk County Courthouse. This matter is now in suit, captioned Suffolk Construction Co. and NER Construction Management, Inc. d/b/a Suffolk/NER v. Commonwealth of Massachusetts Division of Capital Asset Management.. The general contractor for this historic renovation project sued the Division of Capital Asset Management claiming that it is owed additional amounts for extra costs and delays associated with the project. Total exposure is approximately $60 million ($16 million in claims of the general contractor and $44 million in pass-through claims from subcontractors).

Local 589, Amalgamated Transit Union, et al. v. Commonwealth of Massachusetts, et al. In a class action complaint filed in September 2009, ten separate union organizations and numerous MBTA employees and retirees challenge various provisions in the transportation reform legislation that alter the requirements for employee pension eligibility, transfer the MBTA employees' and retirees' health insurance coverage to Group Insurance Commission plans, increase the percentage of health insurance premiums to be paid by MBTA employees and retirees and foreclose collective bargaining of group insurance coverage.  Plaintiffs claim that the changes effected by the statute violate Federal labor protective agreements, unconstitutionally impair union and other contracts, and effect an unconstitutional taking of property.  On December 24, 2009, the trial court denied the plaintiffs' request for a preliminary injunction regarding the first round of health insurance transfers, which took place on January 1, 2010. Both the Commonwealth and the MBTA have filed answers, and the case is now in the discovery phase. The parties served cross-motions for summary judgment in May 2010 and are currently completing matters associated with those motions. It is anticipated that the cross-motions will be filed in mid-June and that the Superior Court will then hear the cross-motions for summary judgment before the next round of health insurance transfers, which was scheduled to occur on July 1, 2010.

OPEIU, Local 6 and the Massachusetts Trial Court. On May 7, 2010, the union representing court clerical and professional employees received an arbitrator's award on two grievances involving the nonpayment of negotiated salary increases for bargaining units of court clerical and professional employees . Despite the lack of appropriations by the Legislature, the arbitrator concluded that the trial court was obligated to pay increases in the second and third years of a collective bargaining agreement covering the period July 1, 2007, through June 30, 2010, because the Legislature had funded a wage increase for the first year of the agreement. The estimated cost of implementing the retroactive portion of the agreement is approximately $30.8 million. The estimated costs going forward for Fiscal Year 2011 are approximately $18 million.

Howe v. Town of North Andover, et al.  A lawsuit was filed in late January 2010, naming twenty Massachusetts State Police officers or employees and three Essex Sheriff officers or employees as defendants.  The lawsuit arises out of a death at a sobriety checkpoint allegedly organized and/or staffed by the Massachusetts State Police, Essex Sheriff's Department and the North Andover Police Department.  The lawsuit alleges wrongful death, civil rights violations, negligence and other claims.  At this time no determination has been made as to the merits of the claims against the defendants.

APPENDIX A

RISK FACTORS—INVESTING IN NEW YORK MUNICIPAL BONDS OBLIGATIONS

The following information constitutes only a brief summary, does not purport to be a complete description, and is based primarily on information drawn from the Annual Information Statement of the State of New York (the "State") and any updates available as of the date of this Statement of Additional Information.  While the Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material respects.

Economic Trends

U.S. Economy.  With the nation's recovery from the longest and most severe recession since the 1930s losing momentum, the Division of the Budget ("DOB") outlook for the national economy reflects uncertainty.  Although the national labor market has added private sector jobs in each month in 2010 through July, through July 2010, the 153,000 jobs added in May-July were well below the 461,000 jobs added during the prior three months.  Increased risk aversion and heightened market volatility add a significant degree of uncertainty to an environment already dominated by a historically weak labor market, tight credit, and ongoing deleveraging.  The national economy, as measured by real U.S. Gross Domestic Product ("GDP"), is now projected to grow 2.9% in 2010, followed by growth of 3.1% in 2011.

Despite fiscal and monetary policy actions of historic proportion, the nation's housing market remains weak.  Although home prices are stabilizing and the rate at which homes are entering foreclosure appears to have peaked, the level of foreclosure activity continues to depress new home construction.  The extension of the Federal home buyer's credit through April 2010 resulted in a brief spike in real estate activity during the second quarter, but appeared to do little more than spin up future sales, despite record low mortgage interest rates.  After two consecutive months of growth, the first since January 2007, construction employment fell again in May, June and July 2010.  The DOB estimates growth in private residential fixed investment at 1.6% for 2010, followed by growth of 9.9% for 2011.  The housing market represents a critical economic sector due not only to the direct demand for labor and other building supplies, but also to the indirect demand it generates for autos and other consumer durables.

A weakening labor market implies a weaker outlook for income growth as well.  The DOB projects U.S. personal income growth of 3.4% for 2010, followed by growth of 4.1% for 2011.  This forecast reflects wage growth of 2.3% projected for 2010 and 4.0% for 2011.  Consistent with slow job and income growth, as well as depressed equity and real estate markets, consumer demand appears weakened.  Correspondingly, the Consumer Price Index fell during all three months of the second quarter of 2010, with some components below their year-ago levels in June.  The DOB projects inflation for both this year and next to be 1.5%.  The disinflation that is currently being witnessed, combined with a weaker outlook for the second half of 2010, is likely to induce the Federal Reserve to further delay a shift in its policy stance.  The central bank's interest rate policy target is likely to remain between zero and 0.25% until the first quarter of 2011.

While the current outlook calls for a further loss of momentum during the second half of 2010, the DOB does not foresee the economy falling back into recession.  However, there are significant risks to this forecast.  Although credit markets have improved substantially since a year ago, households and small businesses continue to have difficulty borrowing and credit continues to contract.  Revelations related to the international volume of sovereign debt continues to feed the uncertainty surrounding the global financial system.  If the labor market recovery should come to a halt, household spending growth could be even lower.  If Federal stimulus spending should proceed more slowly than expected or be reduced or eliminated, already struggling state and local governments would be adversely affected.  On the positive side, global growth could be stronger than anticipated, resulting in greater export and earnings growth than anticipated.

State Economy.  The DOB estimates State wages to have fallen 7.2% in 2009.  However, there are indications that the State economy picked up substantial momentum during the first quarter of 2010.  The State labor market added private sector jobs month-over-month on a seasonally adjusted basis during the first four months of the year.  The DOB now projects an employment decline of 0.3% on an annual average basis for 2010, followed by growth of 1.0% for 2011.  Private sector jobs are projected to fall 0.5% for 2010 and grow 1.2% in 2011.  Wage growth of 5.1% is projected for 2010.  The loss of momentum witnessed nationally, appears to be affecting New York as well.  Due to the importance of financial markets to the State economy, the 15% equity market correction recently observed is likely to disproportionately affect New York.  The most recent data indicate that the State lost over 30,000 private sector jobs in May and June combined.  The State's private sector added jobs in July, but did not fully recover the jobs lost during the prior two months.

All of the risks to the U.S. forecast apply to the State forecast as well, although as the nation's financial capital, credit and equity market volatility pose a particularly large degree of uncertainty for New York.  The impact of the Federal government's long-awaited financial reform package on the profitability of the State's finance industry is as yet unknown and consequently represents a major risk to the DOB's forecast for bonuses and income going forward.  Lower bonuses than projected reduce the level of economic activity generated by the spending of those wages.  Similarly, should equity markets fail to recover as anticipated, both financial sector income and taxable capital gains realizations could be negatively affected.  These effects would ripple through the State economy, depressing both employment and wage growth.  An even weaker labor market than projected could also result in lower wages, which in turn could result in weaker household consumption.  In contrast, stronger national and world economic growth, or a stronger upturn in stock prices, along with even stronger activity in mergers and acquisitions and other Wall Street activities, could result in higher wage and bonuses growth than projected.

The City of New York.  The fiscal demands on the State may be affected by the fiscal health of New York City, which relies in part on State aid to balance its budget and meet its cash requirements.  The State's finances also may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market their securities successfully in the public credit markets.

Other Localities.  Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years.  While a relatively infrequent practice, deficit financing has become more common in recent years.  Between 2004 and 2010, the State Legislature authorized 21 bond issuances to finance local government operating deficits.  There were four new or additional deficit financing authorizations during Fiscal Year 2009-2010.  In addition, the State has periodically enacted legislation to create oversight boards in order to address deteriorating fiscal conditions within a locality.  The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for Fiscal Year 2010-11 or thereafter.

Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control.  Such changes may adversely affect the financial condition of certain local governments.  It is also possible that the City, other localities or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adverse affect the marketability of notes and bonds issued by localities within the State.  Localities may also face unanticipated problems resulting from pending litigation, judicial decisions and long-range economic trends.  Other large-scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

Special Considerations.  Complex political, social, environmental and economic forces influence the State's economy and finances, many of which are outside the ability of the State to control.  These include, but are not limited to: (i) performance of the national and State economies; (ii) impact of continuing write-downs and other costs affecting the profitability of the financial services sector and the concomitant effect on bonus income and capital gains realizations; (iii) access to the capital markets in light of the disruption in the municipal bond market; (iv) litigation against the State, including challenges to certain tax actions and other actions authorized in the current budget; and (v) actions taken by the Federal government, including audits, disallowances, and changes in aid levels.

Labor Settlements.  An additional risk is the cost of potential collective bargaining agreements and salary increases for judges (and possibly other elected officials) that may occur in Fiscal Year 2010-11 and beyond for the period covering Fiscal Year 2007-08 through Fiscal Year 2010-11.  The Fiscal Year 2010-2011 budget includes settlement costs for all unsettled unions.  There can be no assurance that actual settlements will not exceed the amounts included in the enacted budget.  Furthermore, the current round of collective bargaining agreements expires at the end of Fiscal Year 2010-11.  The Fiscal Year 2010-2011 budget does not include any costs for potential wage increases beyond that point.

State Finances

The State accounts for all budgeted receipts and disbursements that support programs and other administrative costs of running State government within the All Governmental Funds type.  The All Governmental Funds, comprised of funding supported by State Funds and Federal Funds, provides the most comprehensive view of the financial operations of the State.  State Funds includes the General Fund and other State-supported funds including State Special Reserve Funds, Capital Projects Funds and Debt Service Funds.  The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund.  It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes.

The economic downturn has had a severe impact on State finances.  Actual receipts have fallen consistently below projected levels, fixed costs for debt service and fringe benefits have risen steadily, and demand for State services has grown.  Over the last two years, the State has been required to take extraordinary actions to maintain balanced operations and sufficient liquidity, including enacting mid-year reductions to programs, instituting several rounds of agency spending reductions and deferring payments to local aid recipients and taxpayers.  To avoid using its rainy day reserves, which are relied on during a fiscal year to provide liquidity, the State has managed the timing of payments across fiscal years, including deferring payments not yet legally due from one fiscal year to the next fiscal year.

Prior Fiscal Year Results.

Fiscal Year 2007-08 Results.  State revenues were $578 million lower than initial projections, while spending for the fiscal year finished at $299 million lower than expectations.  The result was a $279 million decrease in cash reserves.  The General Fund ended Fiscal Year 2007-08 with a balance of $2.8 billion, which included dedicated balances of $1.2 billion in rainy day reserves.  General Fund receipts, including transfers from other funds and the impact of the tax refund reserve transaction, totaled $53.1 billion in Fiscal Year 2007-08, an increase of $1.7 billion from Fiscal Year 2006-07 results.  While tax receipts decreased by $273 million, transfers increased by $1.9 billion and miscellaneous receipts increased by $191 million.  General Fund spending totaled $53.4 billion in Fiscal Year 2007-08, an increase of $1.8 billion from Fiscal Year 2006-07.

Fiscal Year 2008-09 Results  General Fund receipts, including transfers from other funds, were $1.84 billion lower than the State's initial projections for 2008-09 , while spending for the year finished at $1.75 billion lower than expectations.  The result was $83 million less in cash reserves than expected in the Fiscal Year 2008-09 enacted budget.

The General Fund ended Fiscal Year 2008-09 with a balance of $1.9 billion, which included dedicated balances of $1.2 billion in rainy day reserves, $21 million in the contingency reserve fund to guard against litigation risks, $145 million in the Community Projects Fund and $577 million in general reserves, part of which DOB expects to use for payments initially planned for Fiscal Year 2008-09 that were delayed until Fiscal Year 2009-10.  The year-end balance was substantially improved by the receipt of $1.3 billion in unplanned General Fund relief from the temporary increase in the Federal matching rate for certain Medicaid expenditures.  General Fund receipts, including transfers from other funds and the impact of the tax refund reserve transaction, totaled $53.8 billion in Fiscal Year 2008-09, an increase of $705 million from Fiscal Year 2007-08 results.  While tax receipts decreased by $93 million, miscellaneous receipts increased by $621 million and transfers increased by $178 million.  General Fund spending totaled $54.6 billion in Fiscal Year 2008-09, an increase of $1.2 billion from Fiscal Year 2007-08.

Fiscal Year 2009-10 Results (Unaudited).  General Fund receipts, including transfers from other funds were $1.2 billion below Fiscal Year 2008-09 results, while spending for the fiscal year ended $1.2 billion lower than Fiscal Year 2008-09 results.  Tax receipts decreased by $1.2 billion and transfers decreased by $750 million, partly offset by increased miscellaneous receipts of $744 million.

The General Fund ended Fiscal Year 2009-10 with a balance of $1.2 billion in the State's rainy day reserves, $21 million in the contingency reserve fund (to guard against litigation risks), $96 million in the Community Projects Fund, and $978 million in general reserves.  General Fund receipts, including transfers from other funds, totaled $52.6 billion, or $1.78 billion lower than the State's initial projections for Fiscal Year 2009-10, while spending, including transfers to other funds, totaled $52.2 billion, a decrease of $2.71 billion from initial projections.  However, actual disbursements were affected by $2.1 billion in payment deferrals taken by the State to end the fiscal year without the use of its rainy day reserves and other designated balances.  Without the deferrals, disbursements for the fiscal year would have been approximately $665 million below initial projections.

In the final quarter of the fiscal year, in order to avoid depleting its reserves, the State deferred a planned payment to school districts ($2.1 billion), which reduced spending from planned levels, and certain tax refunds, which increased available receipts from planned levels ($500 million).  Both the school aid payment and the tax refunds were scheduled to be paid in Fiscal Year 2009-10 but, by statute, were not due until June 1, 2010. The combined value of the deferrals had the effect of increasing the closing balance in the General Fund for Fiscal Year 2009-10 to $2.3 billion.  The higher closing balance was due exclusively to the cash management actions described above and did not represent an improvement in the State's financial operations.  In early April 2010, the State paid the $500 million in tax refunds that had been deferred from Fiscal Year 2009-10 to Fiscal Year 2010-11.  On June 1, 2010, the State paid the $2.1 billion in school aid deferred from Fiscal Year 2009-10.

The DOB estimates that the deficit reduction plan approved on December 2, 2009 will generate recurring savings in the range of $700 million to $875 million in Fiscal Year 2010-11 through Fiscal Year 2013-14.

Fiscal Year 2010-11 Enacted Budget Financial Plan

During the Fiscal Year 2010-11 budget process, the Governor introduced an Executive Budget Financial Plan to eliminate a budget gap for Fiscal Year 2010-11 estimated at $7.4 billion, and in February 2010, revised the estimated budget gap upward to $8.2 billion.  In March 2010, the estimated budget gap for 2010-11 had increased to $9.2 billion (requiring additional gap-closing actions) due to further downward revisions to tax receipts, combined with an expected budget shortfall from Fiscal Year 2009-10 that would be carried into Fiscal Year 2010-11.  As the new fiscal year started on April 1, 2010, the State began enacting a series of interim appropriation bills to fund government operations on a short-term basis.  While the State Legislature enacted the annual debt service appropriation bill for Fiscal Year 2010-11 in March 2010, the Legislature did not complete action on all annual appropriation bills until late June 2010, and did not pass a revenue bill to complete the budget until August 3, 2010.

The Fiscal Year 2010-11 Financial Plan reduces spending from the current-services forecast by over $6.4 billion in Fiscal Year 2010-11, holds annual spending below the rate of inflation, mandates uniform reductions to remaining local assistance payments, with certain limited exceptions, to cover the estimated $280 million shortfall from the $1.1 billion in savings assumed in the gap-closing plan from enhanced Federal Medicaid Assistance Percentage ("FMAP"), and maintains the State's rainy day reserves at $1.2 billion.  The projections for annual spending growth in Fiscal Year 2010-11 are affected by both the management of payments at the end of Fiscal Year 2009-10 and by the uncertainties concerning the timing of Federal aid. The latter consists of American Recovery and Reinvestment Act ("ARRA") stimulus money for a wide range of purposes that provides no gap-closing benefit, but by law must pass through the State's budget before it reaches its beneficiaries.  To avoid the distorting effect of these factors, the DOB has adjusted spending to (i) exclude the effect of the deferral of the $2.06 billion end-of-year school aid payment from Fiscal Year 2009-10 into Fiscal Year 2010-11 and (ii) include $2.0 billion in ARRA funding that was initially expected in Fiscal Year 2009-10, but is now expected to occur in future years.

The DOB estimates that the Fiscal Year 2010-11 Financial Plan is balanced on a cash basis of accounting.  The projected budget gaps for future years total $13.5 billion and $15.6 billion in Fiscal Years 2011-12 and 2013-14.  The total four-year gap has been reduced by $29 billion, reflecting recurring savings approved in the Fiscal Year 2010-11 budget.  Under the Fiscal Year 2010-11 Financial Plan, the combined four-year budget gap (Fiscal Year 2010-11 through Fiscal Year 2013-14) is cut almost in half, declining from $66 billion to $37 billion.  Reductions to current-services spending total over $6.4 billion in State Operating Funds and $6.6 billion in the General Fund, constituting nearly 70% of the gap-closing plan. The proposed reductions in spending affect nearly every activity financed by State government, ranging from aid to public schools to agency operations to capital expenditures.

Explanation of Fiscal Year 2010-11 Gap-Closing Plan  The gap-closing plan consists of two parts, the actions under the Fiscal Year 2010-11 Financial Plan and the recurring impact of the Deficit Reduction Plan ("DRP").  The Fiscal Year 2010-11 gap-closing actions are organized into three general categories: (i) spending control, or actions that reduce current-services spending in the General Fund on a recurring basis; (ii) revenue actions, or actions that increase revenues on a recurring basis; and (iii) non-recurring resources, or transactions that increase revenues or lower spending in Fiscal Year 2010-11, but that cannot be relied on in the future.

The Fiscal Year 2010-11 gap-closing plan focuses foremost on actions that reduce the growth in State spending on a recurring basis.  Actions to control spending account for nearly 70% of the gap-closing plan and will affect most activities funded by the State.  Fiscal Year 2010-11 spending has been reduced by roughly $4.8 billion from current services levels.  The Governor's vetoes further reduced General Fund spending in Fiscal Year 2010-11 by $533 million.  In addition, the FMAP contingency bill is expected to reduce local assistance spending by approximately $280 million.

The gap-closing plan includes $1.0 billion in new revenue, including $925 million from tax and fee increases.  These tax and fee increases include: (i) the temporary suspension of the State sales tax exemption on clothing and footwear priced at less than $110; (ii) a $1.60 per pack increase in the cigarette tax; (iii) a temporary cap on the aggregate tax credit claims for business-related tax credits at $2.0 million per taxpayer annually; and (iv) a decrease in the percentage of allowable remaining itemized deductions from 50% to 25% for taxpayers with New York adjusted gross income above $10 million.  In addition, audit, compliance, and enforcement activities are expected to increase the tax base by approximately $371 million annually.  Non-recurring resources, which comprise 7% of the gap-closing actions total $660 million.

Fiscal Year 2010-11 Receipts Forecast.  To preserve essential services while closing the budget gap for the 2010-11 fiscal year, the Fiscal Year 2010-11 Financial Plan and separately enacted legislation authorize a number of revenue actions that, together, will increase tax or other revenue in the General Fund by a total of $937 million ($1.4 billion All Funds) in Fiscal Year 2010-11.  The Fiscal Year 2010-11 Financial Plan contains seven tax actions that will produce $747 million in Fiscal Year 2010-11 All Funds revenue.  It also contains five actions that close loopholes and ensure that tax burdens are fairly distributed.  These actions are expected to produce $44 million in additional revenue on an All Funds basis in the current fiscal year.  Finally, the current budget contains new and increased legal fees as well as waste fees, which are expected to produce $44.1 million in revenue on an All Funds basis in the current fiscal year.

All Funds receipts are projected to total $134.3 billion, an increase of $7.5 billion over Fiscal Year 2009-10 results.  All Funds personal income tax receipts, which reflect gross payments minus refunds, are estimated at $36.9 billion for Fiscal Year 2010-11, a $2.1 billion increase from the prior year.  This is primarily attributable to increases in withholding of $1.9 billion and current estimated payments of $1.3 billion.  These increases are due to the gradual improvement in the economy and full-year compliance with the temporary rate increase enacted in 2009.  All Funds user taxes and fees receipts for Fiscal Year 2010-11 are estimated to be approximately $14.3 billion, an increase of $1.4 billion from Fiscal Year 2009-10.  Sales tax receipts are expected to increase by $946 million from the prior year due to a base growth increase of 6.7%.  Non-sales tax user taxes and fees are estimated to increase by $487 million from Fiscal Year 2009-10, mainly due to an increase in the cigarette tax by $1.60 and the full enactment of the taxicab surcharge.  All Funds business tax receipts for Fiscal Year 2010-11 are estimated at $7.7 billion, an increase of $233 million from the prior year.  All Funds other tax receipts for Fiscal Year 2010-11 are estimated to be approximately $1.6 billion, up $176 million from Fiscal Year 2009-10 receipts, reflecting growth of 5.5% in the real estate transfer tax receipts and 17.5% in the estate tax as a result of improved conditions in the equities, real estate and credit markets, combined with strong year-to-date payments from the settlement of large estates.

Through July 2010, General Fund receipts, including transfers from other funds, were $362 million (2.3%) higher than the same period in 2009.  Net tax collections are higher by $460 million.

Fiscal Year 2010-11 Disbursements Forecast.  For Fiscal Year 2010-11, All Funds spending for local assistance is proposed to total $95.6 billion, a 2.7% increase over Fiscal Year 2010-11 results.  Total spending is comprised of State aid to medical assistance providers and public health programs ($42.4 billion); State aid for education, including school districts, universities, and tuition assistance ($33.2 billion); temporary and disability assistance ($4.7 billion); mental hygiene programs ($4.0 billion); transportation ($5.1 billion); children and family services ($3.0 billion); and local government assistance ($791 million).  All Funds spending for State operations is projected to total $19.4 billion in Fiscal Year 2010-11, a 1.3% decrease from prior year spending, finances the costs of Executive agencies ($17.2 billion) and the Legislature and Judiciary ($2.1 billion).

All Funds spending on general State charges ("fringe benefits") is projected to total $6.3 billion in Fiscal Year 2010-11, a increase of 10.5% over Fiscal Year 2009-10 results.  Growth in fringe benefits is due principally to increases in the State's annual contribution to the New York State and Local Retirement System and the cost of providing health insurance for active and retired State employees.  Pension costs are expected to increase by $312 million (27%) in Fiscal Year 2010-11.  This increase is net of $242 million in amortization savings scheduled for Fiscal Year 2010-11.

All Funds debt service is projected at $5.5 billion in Fiscal Year 2010-11, of which $1.6 billion is paid from the General Fund.  Debt service on State-supported debt is projected to increase by $555 million (11.2%) in Fiscal Year 2010-11, with approximately 35% of the growth due to the restructuring of certain transportation-related debt in 2005 that deferred substantial debt service costs until Fiscal Year 2010-11.  Overall spending from debt service funds, which includes certain non-personal service spending appropriated in the debt service budget is projected by the DOB to increase by nearly $600 million.

All Funds capital spending for Fiscal Year 2010-11 is projected at $8.4 billion, an increase of 18.4% over Fiscal Year 2009-10 spending.  Transportation spending, primarily for improvements and maintenance to the State's highways and bridges, continues to account for the largest share (52%) of this total. The balance of projected spending will support capital investments in the areas of education (14%), economic development (11%), parks and environment (8%), and mental hygiene and public protection (6%). The remainder of projected capital projects spending is spread across health and social welfare, general government and other areas (8%).

Through July 2010, disbursements, including transfers to other funds, were $1.1 billion (6.7%) higher than the 2009 period.  The payment in June 2010 of $2.1 billion in deferred school aid accounted for this increase.

Cash Position.  The General Fund is authorized to borrow resources temporarily from other available funds in the State's Short Term Investment Pool ("STIP") for a period not to exceed four months or to the end of the fiscal year, whichever occurs first.  The amount of resources that can be borrowed by the General Fund is limited to the available balances in STIP, as determined by the State Comptroller.  Through the first four months of Fiscal Year 2010-11, the General Fund used this authorization to meet payment obligations in May, June and July.  It is expected that the General Fund will rely on this borrowing authority at times during the remainder of the fiscal year.

To date, the State has taken actions to maintain adequate operating margins, and expects to continue to do so as events warrant.  The State continues to reserve money to make the debt service payments scheduled for each upcoming quarter that are financed with General Fund resources.  Money to pay debt service on bonds secured by dedicated receipts, including Personal Income Tax ("PIT") bonds, continues to be set aside as required by law and bond covenants.

With cash management actions, the General Fund ended June 2010 with a negative balance of $87 million.  The funds on hand in All Governmental Funds at the end of the month totaled $3.6 billion.  The cash-flow projections for receipts and disbursements take into account statutory payment dates, historical receipts and disbursement patterns, and other information.  The DOB believes the projections are based on reasonable and prudent assumptions, and the State's current cash position is sufficient to meet current liquidity needs.  Cash balances are expected to continue to be relatively low, especially in September, November and December 2010.  It is expected that the General Fund on certain days will continue to borrow from STIP.  The DOB will continue to closely monitor and manage the General Fund cash flow during the fiscal year in an effort to maintain adequate operating balances.

General Fund Out-Year Projections.

DOB projects outyear budget gaps will total approximately $8.2 billion in Fiscal Year 2011-12, $13.5 billion in Fiscal Year 2012-13, and $15.6 billion in Fiscal Year 2013-14.  The net operating deficits in State Operating Funds are projected at $8.2 billion in Fiscal Year 2011-12, $13.1 billion in Fiscal Year 2012-13, and $15.1 billion in Fiscal Year 2013-14.  The imbalances projected for the General Fund and State Operating Funds in future years tend to be very similar because the General Fund is typically the financing source of last resort for many State programs, and any imbalance in other funds that cannot be rectified by the use of existing balances is typically paid for by the General Fund.

The growth in the gaps between Fiscal Year 2010-11 and Fiscal Year 2011-12 is caused in large part by the expiration of Federal stimulus funding for Medicaid and education, which is expected to result in approximately $5.1 billion in costs reverting to the General Fund, starting in Fiscal Year 2011-12.  The annual growth in the gap is also affected by the sunset, at the end of calendar year 2011, of the temporary PIT increase enacted in Fiscal Year 2009-10, which is expected to reduce Fiscal Year 2011-12 receipts by approximately $1 billion from Fiscal Year 2010-11 levels.

Outyear Receipts Projections.  General Fund receipts are projected to grow at an average annual rate of 3.8% from Fiscal Year 2009-10 through Fiscal Year 2013-14.  Overall, State tax receipts growth in the three fiscal years following Fiscal Year 2010-11 is expected to range from 1.7% to 6.2%. This is consistent with a projected return to modest economic growth in the New York economy in the second half of 2010. Receipts growth is affected by the tax changes approved in the Fiscal Year 2010-11 Financial Plan,  as well as, in prior fiscal years, and tax compliance and anti-fraud efforts.  These factors are expected to continue to enhance expected receipt growth through Fiscal Year 2013-14.

Outyear Disbursement Projections.  General Fund spending is projected to grow at an average annual rate of 9.0% from Fiscal Year 2009-10 through Fiscal Year 2013-14 (as adjusted).  Spending growth in the General Fund is projected to increase sharply in Fiscal Year 2011-12, reflecting an expected return to a lower FMAP rate after June 30, 2011 which will increase the share of Medicaid costs that must be financed by State resources, and the expected loss of temporary Federal aid for education.  Excluding these stimulus-related effects, which temporarily suppress General Fund costs in Fiscal Year 2010-11 and the first quarter of Fiscal Year 2011-12, General Fund spending grows at approximately 6.8% on a compound annual basis

State Indebtedness

General.  The State is one of the largest issuers of municipal debt, ranking second among the states, behind California, in the amount of debt outstanding.  The State ranks fifth in the U.S. in debt per capita, behind Connecticut, Massachusetts, Hawaii, and New Jersey.  At the end of Fiscal Year 2009-10, total State-related debt outstanding was $55 billion.  Debt measures continue to remain stable with debt outstanding as a percentage of personal income at about 6.0%.

Financing activities of the State include general obligation debt and State-guaranteed debt, to which the full faith and credit of the State has been pledged, as well as lease-purchase and contractual-obligation financing, moral obligation and other financing through public authorities and municipalities, where the State's legal obligation to make payments to those public authorities and municipalities for their debt service is subject to annual appropriation by the Legislature.  The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

Limitations on State-Supported Debt.  The Debt Reform Act of 2000 (the "Act") is intended to improve the State's borrowing practices, and it applies to all new State-supported debt issued on and after April 1, 2000.  It also imposes phased-in caps on new debt outstanding and new debt service costs.  The Act also limited the use of debt to capital projects and established a maximum term of 30 years on such debt.  The cap on new State-supported debt outstanding began at 0.75% of personal income in Fiscal Year 2000-01, and will gradually increase until it is fully phased-in at 4.0% in Fiscal Year 2010-11.  Similarly, the cap on covered debt service costs began at 0.75% of total State funds receipts in Fiscal Year 2000-01, and will gradually increase to 5.0% in Fiscal Year 2013-14.

The most recent annual calculation of the limitations imposed by the Act was reported in the Financial Plan update most proximate to October 31, 2009.  The State reported that it was in compliance with both debt caps, with debt issued after March 31, 2000 and outstanding at March 31, 2009 at 2.67% of personal income and debt service on such debt at 1.58% of total governmental receipts, compared to the caps of 3.65% for each.  Current projections estimate that debt outstanding and debt service costs will continue to remain below the limits imposed by the Act throughout the next several years.  However, the State has entered into a period of significantly declining debt capacity.  Available room under the cap, in regards to debt outstanding is expected to decline from 0.47% ($4.5 billion) in Fiscal Year 2010-11 to 0.22% ($2.3 billion) in Fiscal Year 2012-13, a decrease of $2.2 billion.

Variable Rate Obligations and Related Agreements.  State statutory law authorizes issuers of State-supported debt to issue a limited amount of variable rate obligations and, subject to various statutory restrictions, enter into a limited amount of interest rate exchange agreements.  State law limits the use of debt instruments which result in a variable rate exposure to no more than 20% of total outstanding State-supported debt, and limits the use of interest rate exchange agreements to a total notional amount of no more than 20% of total State-supported outstanding debt.  As of March 31, 2010, State-supported debt in the amount of $50.3 billion was outstanding, resulting in a variable rate exposure cap and interest rate exchange agreement cap of approximately $10 billion each.  As of March 31, 2010, both amounts are less than the statutorily cap of 20%, and are projected to be below the caps for the entire forecast period through Fiscal Year 2012-13.

As of March 31, 2010, the State's authorized issuers had entered into a notional amount of $2.77 billion of interest rate exchange agreements that are subject to the interest rate exchange agreement cap, or 5.3% of total debt outstanding.

The State has significantly reduced its swap exposure from $5.9 billion as of March 31, 2008 to $2.7 billion as of March 31, 2010, a 54% reduction. Over this two-year period, the State has terminated $3.2 billion of swaps, including $565 million that was terminated automatically due to the bankruptcy of Lehman Brothers Holdings, Inc. The State currently has no plans to increase its swap exposure, and may take further actions to reduce swap exposures commensurate with variable rate restructuring efforts.

As of March 31, 2010, the State had about $1.3 billion of outstanding variable rate debt instruments, or 2.5% of total debt outstanding, that are subject to the net variable rate exposure cap.  That amount includes $1.2 billion of unhedged variable rate obligations and $82 million of synthetic variable rate obligations.  In addition to these variable rate obligations, as of March 31, 2010, the State had outstanding $2.4 billion of fixed-rate obligations that may convert to variable rate obligations in the future.  This amount included $1.75 billion in State-supported convertible rate bonds outstanding.

State-Supported Debt.  The State's debt affordability measures compare favorably to the forecasts contained in the State's Capital Program and Financing Plan.  Issuances of State-supported debt obligations have been generally consistent with the expected sale schedule for the current year, with marginal revisions reflecting certain economic development bonding that occurred earlier in the year than originally anticipated.

General Obligation Bond Programs.  General obligation debt is currently authorized by the State for transportation, environment and housing purposes.  Transportation-related bonds are issued for State highway and bridge improvements, aviation, highway and mass transportation projects and purposes, and rapid transport, rail, canal, port and waterway programs and projects.  Environmental bonds are issued to fund environmentally sensitive land acquisitions, air and water quality improvements, municipal non-hazardous waste landfill closures and hazardous waste site cleanup projects.  As of March 31, 2010, the total amount of general obligation debt outstanding was $3.4 billion.

Lease-Purchase and Contractual-Obligation Financing Programs.  Lease-purchase and contractual-obligation financing arrangements with public authorities and municipalities has been used primarily by the State to finance the State's bridge and highway programs, SUNY and CUNY buildings, health and mental hygiene facilities, prison construction and rehabilitation and various other State capital projects.  As of March 31, 2010, approximately $18 billion of PIT Bonds were outstanding.

Fiscal Year 2010-11 State Supported Borrowing Plan.  The State's Fiscal Year 2010-11 borrowing plan projects new issuance of $606 billion in general obligation bonds; $495 million in Dedicated Highway and Bridge Trust Fund Bonds issued to finance capital projects for transportation; $232 million in Mental Health Facilities Improvement Revenue Bonds issued to finance capital projects at mental health facilities; $78 million in SUNY Dormitory Facilities Revenue Bonds to finance capital projects related to student dormitories; and $3.9 billion in PIT Bonds to finance various capital programs.

Litigation

General.  The legal proceedings listed below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are deemed to be material, generally in excess of $100 million.  These proceedings could adversely affect the State's finances in the current fiscal year or thereafter.  Adverse developments in the proceedings could affect the ability of the State to maintain a balanced budget.  The State believes that any budget will include sufficient reserves to offset the costs associated with the payment of judgments that may be required during the current fiscal year.  There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential budget resources available for the payment of judgments.

Real Property Claims.  In Oneida Indian Nation of New York, et al. v. State of New York, the alleged successors-in-interest to the historic Oneida Indian Nation seek a declaration that they hold a current possessory interest in approximately 250,000 acres of land that the tribe sold to the State in a series of transactions between 1795 and 1846, and ejectment of the State and surrounding counties from all publicly-held lands in the claim area.  This case was dormant while the plaintiffs pursuant an earlier action which ended in an unsuccessful effort at a settlement.  In 1998, the U.S. intervened in the case, and in December 1998 both the U.S. and the tribal plaintiffs moved for leave to amend their complaints to assert claims for 250,000 acres, including both monetary damages and ejectment, to add the State as a defendant and to seek class certification for all individuals who currently purport to hold title within the disputed land area.  On September 25, 2000, the court granted the motions to amend the complaints to add the State as a defendant and to assert monetary damages, but denied the motions to seek class certification and the remedy of ejectment.  On March 29, 2002, the court granted, in part, plaintiffs' motion to strike the State's defenses and counterclaims as to liability, but such defenses may still be asserted with respect to monetary damages.  The court also denied the State's motion to dismiss for failure to join indispensable parties.

Further efforts at settlement of this action failed to reach a successful outcome.  While such discussions were underway, two significant decisions were rendered by the Supreme Court and the Second Circuit Court of Appeals which changed the legal landscape pertaining to ancient land claims: City of Sherrill v. Oneida Indian Nation of New York and Cayuga Indian Nation of New York v. Pataki.  Taken together, these cases have made clear that the equitable doctrines of laches, acquiescence, and impossibility can bar ancient land claims.  These decisions prompted the court to reassess its 2002 decision, which in part had struck such defenses, and to permit the filing of a motion for summary judgment predicated on the Sherrill and Cayuga holdings.  On August 11, 2006, the defendants moved for summary judgment dismissing the action, based on the defenses of laches, acquiescence, and impossibility.  By order dated May 21, 2007, the court dismissed plaintiffs' claims to the extent that they asserted a possessory interest, but permitted plaintiffs to pursue a claim seeking the difference between the amount paid and the fair market value of the lands at the time of the transaction.  The court certified the May 21, 2007 order for interlocutory appeal and, on July 13, 2007, the Second Circuit granted motions by both sides seeking leave to pursue interlocutory appeals of that order.  On August 9, 2010, the Circuit Court rendered a decision which affirmed the summary judgment order insofar as it dismissed the Oneida land claim and reversed it insofar as it would have allowed plaintiffs to pursue a fair compensation claim against the State.

Other Indian land claims include Canadian St. Regis Band of Mohawk Indians, et al., v. State of New York, et al., and The Onondaga Nation v. The State of New York, et al. both in United States District Court.

In the Canadian St. Regis Band of Mohawk Indians case, plaintiffs seek ejectment and monetary damages with respect to their claim that approximately 15,000 acres in Franklin and St. Lawrence counties were illegally transferred from their predecessors-in-interest.  On July 28, 2003, the court granted, in most respects, the plaintiffs' motion to strike defenses and dismiss counterclaims.  On October 20, 2003, the court denied the State's motion for a reconsideration of the July 28th decision regarding the State's counterclaims for contribution.  On February 10, 2006, after renewed efforts at settlement failed to resolve this action, and recognizing the potential significance of the Sherrill and Cayuga appeals, the District Court stayed all further proceedings in this case until 45 days after the United States Supreme Court issued a final decision in Cayuga.  On November 6, 2006, after certiorari was denied in Cayuga, the defendants moved for judgment on the pleadings. Although the motion is fully briefed and awaiting decision, on April 16, 2008, the District Court issued an order staying the case until a decision is rendered with respect to the appeal in the Oneida case. In light of the recent decision in Oneida, the stay will be lifted, and it is anticipated that further briefing as to the impact of Oneida will soon be scheduled.

In The Onondaga Nation v. The State of New York, et al., plaintiff seeks a judgment declaring that certain lands within the State are the property of the Onondaga Nation and the Haudenosaunee, and that conveyances of that land pursuant to treaties during the period from 1788-1822 are null and void.  On August 15, 2006, based on Sherrill and Cayuga, the defendants moved for an order dismissing this action, based on the issue of laches.  The motion is now fully briefed and awaiting decision.

Cayuga Indian Nation of New York, et al. v. Pataki, et al., involved approximately 64,000 acres in Seneca and Cayuga Counties that the historic Cayuga Nation sold to the State in 1795 and 1807 in alleged violation of the Nonintercourse Act of 1790 because the transactions were not held under Federal supervision, and were not formally ratified by the U.S. Senate and proclaimed by the President.  In 2001, the court denied ejectment as a remedy and rendered a judgment against the State for in the net amount of $250 million.  The State appealed the judgment.  The tribal plaintiffs (but not the U.S. Government) cross-appealed, seeking ejectment of all of the present day occupants of the claimed land and approximately $1.5 billion in additional prejudgment interest.

On June 28, 2005, the Second Circuit reversed and entered judgment dismissing the action, based upon the intervening Sherrill decision.  The Second Circuit concluded that the same equitable considerations that the Supreme Court relied on in Sherrill  applied to the Cayugas' possessory claim and required dismissal of the entire lawsuit, including plaintiffs' claims for money damages and ejectment.  The Court also held that the United States' complaint-in-intervention was barred by laches.  The Supreme Court denied certiorari in Cayuga  on May 15, 2006.

This case was closed but recently became active when the Cayuga plaintiffs filed a motion to have the judgment vacated and the case stayed until after the Second Circuit decides the appeal in Oneida.  The motion is premised on the ruling in Oneida  that, in spite of the decision in Cayuga, the tribal plaintiffs may proceed to prove a non-possessory claim for unjust compensation against the State.  Further briefing on the plaintiffs' motion from relief from judgment had been suspended, pending the outcome of the Oneida  appeal.  That stay was recently lifted in light of the Oneida decision and further briefing on the case is due in September 2010.

Tobacco Master Settlement Agreement.  In Freedom Holdings Inc. et al. v. Spitzer et ano., two cigarette importers brought an action in 2002 challenging portions of laws enacted by the State under the 1998 Tobacco Master Settlement Agreement ("MSA") that New York and many other states entered into with major tobacco manufacturers.  The initial complaint alleged: (i) violations of the U.S. Constitution; (ii) the establishment of an "output cartel" in conflict with the Sherman Act; and (iii) selective nonenforcement of laws on Native American reservations in violation of the Equal Protection Clause of the U.S. Constitution.  The District Court granted defendants' motion to dismiss the complaint for failure to state a cause of action.  Plaintiffs appealed from this dismissal.  In an opinion dated January 6, 2004, the United States Court of Appeals for the Second Circuit (i) affirmed the dismissal of the Commerce Clause claim; (ii) reversed the dismissal of the Sherman Act claim; and (iii) remanded the selective enforcement claim to the District Court for further proceedings.  Plaintiffs have filed an amended complaint that also challenges the MSA itself (as well as other related State statutes) primarily on preemption grounds.  On September 14, 2004, the District Court denied all aspects of plaintiffs' motion for a preliminary injunction, except that portion of the motion relating to the ability of tobacco manufacturers to obtain the release of certain funds from escrow.  Plaintiffs appealed the denial of the remainder of the motion.  In May 2005, the Second Circuit affirmed the denial of the preliminary injunction.  In December 2006, the summary judgment motions and cross-motions were fully submitted to the District Court.  By order dated July 7, 2008, the District Court requested updated statistical information and other information needed to resolve certain material questions.  Following an evidentiary hearing, by order dated December 15, 2008 summarizing a preliminary decision, the District Court dismissed all of plaintiff's claims.  On January 12, 2009, the Court issued its opinion and order granting judgment dismissing the complaint.  Plaintiff has appealed; and the appeal is pending before the Second Circuit.

In Grand River Ent. v. King, a cigarette importer raises the same claims as those brought by the plaintiffs in Freedom Holdings, in a suit against the attorneys general of thirty states, including New York.  The parties cross-moved for summary judgment and oral argument was held on April 27, 2010.  The parties are awaiting decision.

Arbitration Related to Tobacco Master Settlement Agreement.  Under the MSA, tobacco manufacturers who are party to the MSA ("PMs") pay 46 settling states, plus some territories and the District of Columbia, (collectively, the "Settling States"), an annual base payment to compensate for financial harm to the Settling States for smoking-related illness.  New York's allocable share of the total payment is approximately 12.8%, or approximately $800 million, annually.  In order to keep the base payment under the MSA, each Settling State must pass and diligently enforce a statute that requires tobacco manufacturers who are not party to the MSA to deposit in escrow an amount roughly equal to the amount that the PMs pay per pack sold.  The PMs have brought a nationwide arbitration against the Settling States (minus Montana) asserting that those Settling States failed to diligently enforce their respective escrow statutes in 2003.  Any such claim for the years prior to 2003 were settled in 2003.  The PMs are making the same claim for years 2004-2006, but none of those years are yet in arbitration.  The full panel of arbitrators has been selected.  An administrative conference was held on July 20, 2010 and the initial conference is scheduled to take place on October 5, 2010.

West Valley Litigation.  In State of New York et al v. The United States of America et al., the State and the New York State Energy Research and Development Authority have filed suit seeking declarations that defendants are (i) liable under the Comprehensive Environmental Response, Compensation, and Liability Act ("CERCLA") for the State's response costs and for damages to the State's natural resources resulting from pollution releases from the West Valley site and a judgment reimbursing the State for these costs and damages, (ii) responsible to decontaminate and decommission the site and for future site monitoring and maintenance, and (iii) responsible for paying the fees for disposal of solidified high level radioactive waste at the site.  The parties have agreed to stay the litigation and submit the issues to non-binding arbitration and early neutral evaluation.

As a result of mediation, the parties filed a proposed consent decree on October 27, 2009, resolving part of the litigation.  The order will propose to settle the claims for CERCLA allocation of costs and the obligations of the United States under the West Valley Demonstration Project by allocating among the parties specific percentages of the cost of each potential remedy for the various structures and contaminated areas on the site.  The claim for natural resource damages would be dismissed pursuant to a tolling agreement that would give the plaintiffs three years in which to file a new action or seek another tolling period.  The claim regarding the Federal government's obligation to pay fees for disposal of high level radioactive waste from the West Valley Demonstration Project is neither settled nor dismissed and will remain in litigation.

On July 1, 2010, the State filed a motion for court approval of the consent decree. Also on July 1, 2010, the United States filed a motion joining with the State's request for approval of the consent decree.  On August 17, 2010, the Court granted the motions of the State and the United States for approval of the consent decree and entered the decree. The court will advise the parties as to the date of a scheduling conference for the purpose of preparing a scheduling order for adjudicating the remaining cause of action, which will decide which party pays the fees for disposal of the high level waste at the site pursuant to the Nuclear Waste Policy Act.

Representative Payees.  In Weaver et ano. v. State of New York, two claimants allege that the executive directors of the Office of Mental Health facilities in which the claimants were hospitalized, acting as representative payees under the Federal Social Security Act, improperly received benefits due them and improperly applied those benefits to the cost of their in-patient care and maintenance and, in the case of one of the claimants, also to the cost of her care and maintenance in a state-operated community residence.  The first named claimant initially sought benefits on her own behalf as well as certification of a class of claimants.  However, the class claims were dismissed on February 10, 2010 for failure to comply with legislation.  On March 18, 2010, claimants filed a notice of appeal. On June 4, 2010, the State moved for summary judgment against the individual claims on various grounds. The State's summary judgment motion is sub judice.

Bottle Bill Litigation.  In International Bottled Water Association, et al. v. Paterson, et al., plaintiffs seek declaratory and injunctive relief declaring that certain amendments to the State's Bottle Bill enacted on April 7, 2009 as part of the Fiscal Year 2009-2010 budget violate the due process clause, the equal protection clause and the commerce clause of the United States Constitution.  By order entered May 29, 2009, the district court granted a preliminary injunction that (i) enjoined the State from implementing or enforcing the New-York exclusive universal product code provision of the Bottle Bill and (ii) enjoined the State from implementing or enforcing any and all other amendments to the Bottle Bill signed into law on April 7, 2009, until April 1, 2010, to allow persons subject to the amendments sufficient time to comply with the law's requirements.

The State defendants moved to modify the preliminary injunction.  On August 13, 2009 the court modified the injunction so that its provisions applied only to water bottles, stating that the injunction would dissolve by October 22, 2009 unless the bottlers showed cause that due process required that the injunction should continue. On October 23, 2009, after reviewing the parties' submissions, the court lifted the injunction, allowing most parts of the State law requiring a five cent deposit on water bottles to take effect October 31, 2009.  The court's decision, however, permanently enjoined the State from implementing a provision that required water bottles to bear a New York-exclusive universal product code on each bottle.

On March 22, 2010, the Court endorsed stipulated final judgments making final the permanent injunction on the New York-exclusive UPC provisions and lifting the preliminary injunctions in the August 13, 2009 and October 23, 2009 orders.  On March 23, 2010, the Court endorsed plaintiffs' voluntary dismissal of all remaining claims, including their challenge to the Sugar Water Exemption.  An interlocutory appeal by a non-party to the Second Circuit challenging a September 14, 2009 clarification order that the August 13, 2009 order lifting the preliminary injunction as to all non-bottled water products was not intended to be retroactive remains pending.  Negotiations over plaintiffs' attorney fees are ongoing.

Civil Service Litigation.  In Simpson v. New York State Department of Civil Service et ano., plaintiffs have brought a class action claiming that a civil service test administered between 1996 and 2006 resulted in a disparate impact upon the class.  Cross motions for summary judgment are currently pending.

Public Finance.  In Bordeleau et al. v. State of New York, et al., a group of 50 individuals filed a complaint asking the trial court to enjoin certain expenditures of State funds and declare them to be illegal under the State Constitution.  In particular, the plaintiffs claim that the State budget appropriates funds for grants to private corporations in violation of the Constitution, and also claim that certain enabling language in the State budget constitutes improper delegation of legislative power to the executive branch in violation.

In addition to the State defendants, the complaint names as defendants certain public authorities and private corporations that are claimed to be recipients of the allegedly illegal appropriations.  The State defendants and several other defendants moved to dismiss the complaint for failure to state a cause of action, for failure to join certain necessary parties, and for lack of a justiciable controversy.  In a decision and order dated February 27, 2009 the trial granted the motion to dismiss the complaint, finding no Constitutional violation.  The court concluded that the challenged appropriations were valid expenditures for public purposes and not "gifts" prohibited under the Constitution.  The court also rejected the appellant's challenge to the reference in the budget to a memorandum of understanding, relying on that Court's holding in Saxton v. Carey, that the degree of itemization required under the Constitution is to be determined by the Legislature, not the courts.

Plaintiffs appealed from the dismissal of their complaint.  On June 24, 2010, the appellate court reversed the dismissal of the case and remanded the matter back to the lower court.  The defendants have moved for reargument of the court's decision or, in the alternative, leave to appeal and have asked for an extension for time to answer the complaint until 30 days after the court rules on the motion. A decision on the motion is pending.

Metropolitan Transportation Authority.  In various cases, including Hampton Transportation Ventures, Inc. et al. v. Silver et al., plaintiffs challenge the constitutionality of a 2009 State law that imposed certain taxes and fees, including a regional payroll tax, the revenue from which is directed to the Metropolitan Transportation Authority.  Plaintiffs seek a judgment declaring that enactment of the law violated various provisions of the State Constitution.

School Aid.  In Becker et al. v. Paterson et al., plaintiffs seek a judgment declaring that the Governor's determination to delay payment of school aid due by statute on December 15, 2009, violated various provisions of the State Constitution.  Since the commencement of the suit, the moneys at issue have been released.  Pursuant to a court-direct schedule, plaintiffs moved for summary judgment on March 5, 2010.  Defendants cross-moved for summary judgment on April 15, 2010. The plaintiffs replied on May 7, 2010 and defendants filed their reply on May 21, 2010.  The motions were argued on June 24, 2010 and the parties await decision.

In Hussein v. State of New York, plaintiffs seek a judgment declaring that the State's system of financing public education violates the Constitution on the ground that it fails to provide a sound basic education. In a decision and order dated July 21, 2009 the Supreme Court denied the State's motion to dismiss the action. The State has appealed this denial to the Appellate Division. The appeal will be argued in November, 2010.

Sales Tax.  In Seneca Nation of Indians v. Paterson et al. and St. Regis Mohawk Tribe v. Paterson, et al., plaintiffs seek judgments declaring that their rights are violated under Federal law. On August 26, 2010, in Seneca, the District Court granted a motion to intervene brought by the Cayuga Indian Nation of New York. In Seneca, in an order dated August 31, 2010, the District Court ordered that defendants are temporarily restrained from implementing, administering and enforcing the challenged provisions of the Tax Law and the implementing regulations as applied to the Seneca Nation of Indians and the Cayuga Indian Nation of New York pending further order of the Court.  A hearing on a preliminary injunction is tentatively scheduled for September 13, 2010.

In Day Wholesale Inc., et al. v. State, et al., plaintiffs also seek to enjoin the collection of taxes on cigarettes sold to or by reservation retailers.  On August 31, 2010, the trial court issued an order vacating two earlier preliminary injunctions of that court barring the collection of such taxes until defendants had taken certain steps to comply with prior law.  The court also denied plaintiffs' motion for a preliminary injunction .  The plaintiffs in Day Wholesale appealed.  On September 1, 2010, a judge stayed the order.  Plaintiffs' preliminary injunction motion will be submitted to the court on September 9, 2010.

Personal Injury Claims.  In Watson v. State, claimants seek damages arising out of a motor vehicle accident in which four members of a family were injured. On February 2, 2010, the Court of Claims granted summary judgment on the issue of liability to claimants. Following a status conference with the parties on September 1, 2010, the court scheduled the trial on the issue of damages to begin January 24, 2011.

Eminent Domain.  In Gyrodine v. State of New York, claimant seeks compensation under the Eminent Domain Procedures Law . By decision dated June 21, 2010, the Court of Claims awarded claimant $125 million as compensation for the appropriation.  The time in which the State may appeal the decision has not yet expired.

Insurance Department Assessments.  In New York Insurance Association, Inc. v. State, several insurance companies and an association of insurance companies seek a declaration that certain assessments issued against the plaintiff insurance companies by the Insurance Department violate the Federal Constitution to the extent that the assessments include amounts for items that are not direct expenses of the Insurance Department.  The State filed its answer on May 4, 2010.  On June 9, 2010, the State filed a motion for summary judgment.  The court has not yet set a briefing schedule.

APPENDIX B

RATING CATEGORIES

The following is a description of certain ratings assigned by S&P, Moody's, Fitch and DBRS.

S&P

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term.  Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings also are used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.  Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P's analysis of the following considerations:

•         likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•         nature of and provisions of the obligation; and

•         protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default.  Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.  (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

An obligation rated "AA" differs from the highest-rated obligations only to a small degree.  The obligor's capacity to meet its financial commitment on the obligation is very strong.

An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

An obligation rated "BBB" exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

An obligation rated "CC" is currently highly vulnerable to nonpayment.

A "C" rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the "C" rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.  The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.  An obligation's rating is lowered to "D" upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Note:  The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

An "NR" indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A short-term obligation rated "A-1" is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A short-term obligation rated "A-3" exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

A short-term obligation rated "B" is regarded as having significant speculative characteristics.  Ratings of "B-1," "B-2," and "B-3" may be assigned to indicate finer distinctions within the "B" category.  The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

A short-term obligation rated "B-1" is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

A short-term obligation rated "B-2" is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

A short-term obligation rated "B-3" is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Municipal Short-Term Note Ratings Definitions

An S&P U.S. municipal note rating reflects S&P's opinion about the liquidity factors and market access risks unique to the notes.  Notes due in three years or less will likely receive a note rating.  Notes with an original maturity of more than three years will most likely receive a long-term debt rating.  In determining which type of rating, if any, to assign, S&P analysis will review the following considerations:

•         amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•         source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1    Strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2    Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3    Speculative capacity to pay principal and interest.

Moody's

Long-Term Obligation Ratings and Definitions

Moody's long-term obligation ratings are opinions of the relative credit risk of fixed income obligations with an original maturity of one year or more.  They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk. Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

Obligations rated "B" are considered speculative and are subject to high credit risk.

Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note:  Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.  Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch

Corporate Finance Obligations — Long-Term Rating Scales

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale.  In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability also is included in the rating assessment. This notably applies to covered bond ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.

The relationship between issuer scale and obligation scale assumes an historical average recovery of between 30%–50% on the senior, unsecured obligations of an issuer.  As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower or the same as that entity's issuer rating.

Highest credit quality:  "AAA" ratings denote the lowest expectation of credit risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

Very high credit quality:  "AA" ratings denote expectations of very low credit risk.  They indicate very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

High credit quality:  "A" ratings denote expectations of low credit risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

Good credit quality:  "BBB" ratings indicate that expectations of credit risk are currently low.  The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Speculative:  "BB" ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

Highly speculative:  "B" ratings indicate that material credit risk is present.

Substantial credit risk:  "CCC" ratings indicate that substantial credit risk is present.

Very high levels of credit risk:  "CC" ratings indicate very high levels of credit risk.

Exceptionally high levels of credit risk:  "C" indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned "D" ratings, but are instead rated in the "B" to "C" rating categories, depending upon their recovery prospects and other relevant characteristics.  This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note:  The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the "AAA" obligation rating category, or to corporate finance obligation ratings in the categories below "B."

Structured, Project & Public Finance Obligations — Long-Term Rating Scales

Ratings of structured finance, project finance and public finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations' relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.

Highest credit quality:  "AAA" ratings denote the lowest expectation of default risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

Very high credit quality:  "AA" ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

High credit quality:  "A" ratings denote expectations of low default risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

Good credit quality:  "BBB" ratings indicate that expectations of default risk are currently low.  The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Speculative:  "BB" ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

Highly speculative:  "B" ratings indicate that material default risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

Substantial credit risk:  "CCC" indicates that default is a real possibility.

Very high levels of credit risk:  "CC" indicates that default of some kind appears probable.

Exceptionally high levels of credit risk:  "C" indicates that default appears imminent or inevitable.

Default:  "D" indicates a default.  Default generally is defined as one of the following:

•         failure to make payment of principal and/or interest under the contractual terms of the rated obligation;

the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or the coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Short-Term Ratings Assigned to Obligations in Corporate, Public and Structured Finance

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation.  Short-term ratings are assigned to obligations whose initial maturity is viewed as "short-term" based on market convention.  Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Highest short-term credit quality: "F1" indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

Good short-term credit quality:  "F2" indicates good intrinsic capacity for timely payment of financial commitments.

Fair short-term credit quality: "F3" indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

Speculative short-term credit quality: "B" indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

High short-term default risk:  "C" indicates that default is a real possibility.

Restricted default:  "RD" indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.  Applicable to entity ratings only.

Default: "D" indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

DBRS

Long Term Obligations

The DBRS long-term rating scale provides an opinion on the risk of default.  That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued.  Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims.  All ratings categories other than AAA and D also contain subcategories "(high)" and "(low)."  The absence of either a "(high)" or "(low)" designation indicates the rating is in the middle of the category.

Long-term debt rated "AAA" is considered to be of the highest credit quality.  The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

Long-term debt rated "AA" is considered to be of superior credit quality.  The capacity for the payment of financial obligations is considered high.  Credit quality differs from AAA only to a small degree.  Unlikely to be significantly vulnerable to future events.

Long-term debt rated "A" is considered to be of good credit quality.  The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA.  May be vulnerable to future events, but qualifying negative factors are considered manageable.

Long-term debt rated "BBB" is considered to be of adequate credit quality.  The capacity for the payment of financial obligations is considered acceptable.  May be vulnerable to future events.

Long-term debt rated "BB" is considered to be of speculative, non-investment-grade credit quality.  The capacity for the payment of future obligations is uncertain.  Vulnerable to future events.

Long-term debt rated "B" is considered to be of highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet financial obligations.

Long-term debt rated "CCC," "CC" or "C" is of very highly speculative credit quality.  In danger of defaulting on financial obligations.  There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range.  Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.

A "D" rating implies a financial obligation has not been met or it is clear that a financial obligation will not met in the near future or a debt instrument has been subject to a distressed exchange.  A downgrade to D may not immediately follow an insolvency or restructuring filing as grace periods or extenuating circumstances may exist.

Commercial Paper and Short Term Debt

The DBRS short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner.  Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims.  The R-1 and R-2 rating are further denoted by the subcategories "(high)," "(middle)" and "(low)."

Short-term debt rated "R-1 (high)" is considered to be of the highest credit quality.  The capacity for the payment of short-term financial obligations as they fall due is exceptionally high.  Unlikely to be adversely affected by future events.

Short-term debt rated "R-1 (middle)" is considered to be of superior credit quality.  The capacity for the payment of short-term financial obligations as they fall due is very high.  Differs from R-1 (high) by a relatively modest degree.  Unlikely to be significantly vulnerable to future events.

Short-term debt rated "R-1 (low)" is considered to be of good credit quality.  The capacity for the payment of short-term financial obligations as they fall due is substantial.  Overall strength is not as favorable as higher rating categories.  May be vulnerable to future events, but qualifying negative factors are considered manageable.

Short-term debt rated "R-2 (high)" is considered to be at the upper end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.

Short-term debt rated "R-2 (middle)" is considered to be of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

Short-term debt rated "R-2 (low)" is considered to be at the lower end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.  A number of challenges are present that could affect the issuer's ability to meet such obligations. Short-term debt rated "R-3" is considered to be at the lowest end of adequate credit quality.  There is a capacity for the payment of short-term financial obligations as they fall due.  May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

Short-term debt rated "R-4" is considered to be of speculative credit quality.  The capacity for the payment of short-term financial obligations as they fall due is uncertain.

Short-term debt rated "R-5" is considered to be of highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

A security rated "D" implies that a financial obligation has not been met or it is clear that a financial obligation will not met in the near future, or a debt instrument has been subject to a distressed exchange. A downgrade to D may not immediately follow an insolvency or restructuring filing as grace periods, other procedural considerations or extenuating circumstances may exist.